UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. June 30, 2023 Semiannual Reports transmitted to shareholders.

June 30, 2023
William Blair Funds Semiannual Report

June 30, 2023	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2023

U.S. Growth & Core Market Review and Outlook

The U.S. equity market showed resilience throughout the first half of 2023, reflected in the positive performance across U.S. equity indices, albeit with a wide range of performance across style and size dimensions. Despite investors’ concerns regarding regional bank failures and higher interest rates, positive developments, such as robust jobs growth and moderating inflation, provided a strong counterbalance for the market.

During the first quarter, moderating inflation and strong employment data provided optimism for a soft landing. The Federal Open Market Committee (“FOMC”) increased the target Federal Funds Rate by 0.25% in both February and March. In March, the market experienced a decline due to the collapse of Silicon Valley Bank and concerns surrounding smaller banks’ viability. This led to a rally in U.S. Government bonds as investors questioned the stability of smaller banks and anticipated a potential pause in U.S. Federal Reserve (“Fed”) tightening. Despite these challenges, the job market remained resilient, with notable employment gains in leisure, hospitality, retail trade, and healthcare, somewhat offset by employment declines in information technology.

U.S. equities continued their advance in the second quarter as the likelihood of further bank failures appeared to diminish and the economy displayed modest growth. The revised Q1 Gross Domestic Product figures revealed a year-over-year expansion of 2.0%, surpassing the previous estimate of 1.3% growth. In May, the Consumer Price Index showed a year-over-year increase of 4.0%, underscoring ongoing inflationary pressures, albeit coming in lower than the multi-decade peak of 9.1% reported in June 2022. The FOMC raised interest rates by 0.25% in May, bringing the Federal Funds Rate to a target range of 5.00%-5.25%, the highest level since August 2007.

As we enter the second half of the year, there is potential for the Fed’s rate-hiking cycle to exert a slowing effect on economic growth in our view. While the pace of inflation has moderated, it remains above the Fed’s target level, indicating the possibility of additional interest rate increases. Although the full impact of rate increases over the past 18 months has yet to be felt, we believe that there are already noticeable effects as lending conditions tighten for businesses, consumers, and real estate developers. Despite these potential headwinds, we believe the current backdrop of a slowly expanding economy, robust consumer spending on areas such as travel and leisure, and new job growth offers support for equity investors.

Looking ahead, companies with strong balance sheets, durable business models, sustainable cash flow, and the ability to self-fund growth are likely to be uniquely positioned as the economic landscape unfolds. We believe our philosophy of identifying durable businesses whose stocks present attractive risk/reward opportunities should serve us well in a variety of economic environments, as it has historically.

June 30, 2023	William Blair Funds	3

U.S. Value Market Review and Outlook

In many ways, the second quarter of 2023 was an extension of the first quarter. The market’s strong performance was concentrated in the largest technology companies as equity markets have demonstrated a clear preference for large growth companies. This was further fueled by the excitement over artificial intelligence. Large capitalized stocks, as defined by the S&P 500 Index, gained 16.9% during the six months ended June 30, 2023. In June, a pause by the U.S. Federal Reserve (“Fed”) and a federal debt ceiling deal in sight, caused market breadth to improve. Economic data also showed continued improvement and suggested the actions of the Fed are slowing inflation. The much-watched Consumer Price Index declined every month and was down to a more palatable 4.0% in May from 6.4% in the beginning of the year.

The near-term direction of equity markets will be largely influenced by two debates in our view. First, has the Fed been able to tame inflation without causing wide-spread economic damage, or has the “bill” just not arrived yet? While the Fed has increased rates nearly 500 basis points since March 2022, the real yield has only recently become positive. Similarly, the yield curve remains firmly inverted which has not only historically been a leading indicator of a recession, but also created a viable option to equity investments in the form of short-term interest rates. The second question is: can inflation trend lower with solid employment intact? If the Fed believes inflation is decreasing, then the Fed may be done raising rates. However, if the Fed believes there is an unemployment level that is required to achieve its inflation target, then, in our view, there may be additional rate increases in the future. While the job market, consumer spending and gross domestic product have been resilient in the face of aggressive Fed tightening, we believe that there are signs that the economy is slowing.

Regardless, we believe that if the economy should contract, the depth will be less than many fear. More specifically, our view is that there could be series of smaller or rolling contractions. Indeed, it appears that some industries, such as trucking, aerospace, and auto manufacturing are either currently in a recession, or may have already exited one. Recent employment data supports this argument as it shows that while some industries, such as technology, are experiencing layoffs, others, such as hospitality, are hiring.

The second quarter offered some encouraging signs that the equity markets are increasingly agreeing with our position that some sectors are oversold and offer compelling opportunities. Although cautious in our outlook, given the pace of rates hikes, much of this pessimism is already reflected in the valuation of our portfolios.

4	Semiannual Report	June 30, 2023

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording, CFA

The William Blair Growth Fund (Class N shares) (the “Fund”) posted a 25.79% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 28.05%.

The Fund lagged the Index in the period, driven by a combination of stock-specific dynamics and a style headwind. The largest source of underperformance as compared to the Index came from not owning Apple (Information Technology) and Tesla (Consumer Discretionary). In the case of Apple, shareholders benefited from share buybacks and valuation multiple expansion despite year-over-year declines in earnings, resulting in a risk/reward profile we view to be less attractive than other Information Technology holdings. As it relates to Tesla, while decelerating sales and price cuts have negatively impacted earnings expectations, the stock appreciated in the period primarily on speculation that Tesla is well positioned to be a beneficiary of Generative Artificial Intelligence. Within the Fund, our top detractors in the period were Warner Music Group (Communication Services) and SBA Communications (Real Estate). Music label Warner Music Group reported mixed earnings results, with ad-supported revenue and subscription growth falling short of expectations. Shares of SBA Communications, one of the largest independent operators of wireless towers, lagged as carrier spending generally slowed in the near term. Other laggards included New Fortress (Energy), UnitedHealth (Health Care) and Nike (Consumer Discretionary). From a style perspective, our typical bias toward small and mid-capitalization stocks was a headwind as mega-capitalization stocks outperformed in the period. In terms of positives, top individual contributors included Palo Alto Networks (Information Technology), Advanced Micro Devices (Information Technology) and MongoDB (Information Technology). Palo Alto Networks, a leading network security company, benefited from strong demand in a challenging security spend environment. Strong stock selection in small capitalization stocks, including our positions in National Instruments (Information Technology) and ACV Auctions (Industrials), contributed positively to relative returns. Shares of National Instruments, a designer and manufacturer of test and measurement tools, advanced as the company announced it agreed to be acquired by Emerson Electric for a premium to the prior closing price. Strong stock selection in Industrials, including our position in Copart, also contributed positively to relative returns.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

June 30, 2023	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	25.79%	23.83%	10.89%	12.56%	13.05%	—%
Class I	26.11	24.20	11.23	12.90	13.39	—
Class R6	26.10	24.21	11.29	—	—	12.75
Russell 3000® Growth Index	28.05	26.60	13.24	14.39	15.26	14.92
S&P 500® Index	16.89	19.59	14.60	12.31	12.86	12.51

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Semiannual Report	June 30, 2023

Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—33.8%
*	Advanced Micro Devices, Inc.	52,052	$5,929
*	Dynatrace, Inc.	57,845	2,977
	Microsoft Corp.	75,095	25,573
*	MongoDB, Inc.	5,231	2,150
	National Instruments Corp.	38,019	2,182
*	Nice Ltd.—ADR	12,941	2,672
	NVIDIA Corp.	23,720	10,034
*	Palo Alto Networks, Inc.	27,698	7,077
	Power Integrations, Inc.	18,619	1,763
*	Pure Storage, Inc.	70,786	2,606
*	ServiceNow, Inc.	6,715	3,774
	Texas Instruments, Inc.	25,680	4,623
*	Tyler Technologies, Inc.	7,338	3,056
*	Workday, Inc.	10,981	2,481
*	Workiva, Inc.	13,690	1,392
			78,289
	Health Care—14.4%
	Abbott Laboratories	43,694	4,763
*	HealthEquity, Inc.	23,547	1,487
*	Intuitive Surgical, Inc.	18,331	6,268
*	Repligen Corp.	10,664	1,509
	UnitedHealth Group, Inc.	19,051	9,157
*	Veeva Systems, Inc.	26,582	5,256
	Zoetis, Inc.	28,432	4,896
			33,336
	Consumer Discretionary—11.4%
*	Amazon.com, Inc.	108,958	14,204
*	Bright Horizons Family Solutions, Inc.	27,928	2,582
*	Burlington Stores, Inc.	8,964	1,411
*	Etsy, Inc.	10,174	861
	NIKE, Inc.	46,230	5,102
*	Revolve Group, Inc.	36,398	597
*	Skyline Champion Corp.	23,720	1,552
			26,309
	Industrials—11.1%
*	ACV Auctions, Inc.	129,611	2,238
	Brink’s Co.	45,164	3,064
*	Chart Industries, Inc.	14,526	2,321
*	Copart, Inc.	69,518	6,341
*	CoStar Group, Inc.	58,306	5,189
*	Energy Recovery, Inc.	84,793	2,370
*	Kornit Digital Ltd.†	44,702	1,313
*	Verra Mobility Corp.	150,968	2,977
			25,813
	Communication Services—8.4%
*	Alphabet, Inc.	132,374	15,845
	Warner Music Group Corp.	88,118	2,299
*	ZipRecruiter, Inc.	68,797	1,222
			19,366
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Financials—7.9%
	Aon PLC†	8,272	$2,855
	Apollo Global Management, Inc.	35,941	2,761
	Ares Management Corp.	18,331	1,766
	Mastercard, Inc.	27,755	10,916
			18,298
	Consumer Staples—5.0%
	Coca-Cola Co.	92,662	5,580
	Estee Lauder Cos., Inc.	10,001	1,964
*	Performance Food Group Co.	46,548	2,804
*	Vital Farms, Inc.	104,478	1,253
			11,601
	Energy—4.2%
	Cameco Corp.	150,564	4,717
*	Green Plains, Inc.	47,902	1,544
	New Fortress Energy, Inc.	67,644	1,812
	Whitecap Resources, Inc.	228,037	1,594
			9,667
	Real Estate—1.5%
	SBA Communications Corp.	15,650	3,627
	Materials—1.0%
	Crown Holdings, Inc.	26,030	2,261
	Total Common Stocks—98.7% (cost $124,388)		228,567

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $2,950, collateralized by U.S. Treasury Note, 1.250%, due 08/15/31, valued at $3,009	$2,950	2,950
	Total Repurchase Agreement—1.3% (cost $2,950)		2,950
	Total Investments—100.0% (cost $127,338)		231,517
	Liabilities, plus cash and other assets—(0.0)%		(103)
	Net assets—100.0%		$231,414

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan, CFA David P. Ricci, CFA

The William Blair Large Cap Growth Fund (Class N shares) (the “Fund”) posted a 24.97% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 29.02%.

The Fund lagged the Index during the period. Relative performance was primarily driven by stock-specific dynamics, which was amplified as performance of the Index was dominated by a small number of growth companies with large weights, particularly those perceived to be beneficiaries of Generative Artificial Intelligence (“AI”) whose stocks have appreciated primarily on valuation multiple expansion. The largest source of underperformance as compared to the Index came from our underweight position in NVIDIA, as well as not owning Apple (Information Technology) and Tesla (Consumer Discretionary). Shares of fabless semiconductor company NVIDIA advanced as AI applications were used more broadly and demand is expected to continue to accelerate. While we established a position in NVIDIA stock during the second quarter, our current underweight as we build our position was a detractor from relative performance. In the case of Apple, shareholders have benefited from share buybacks and valuation multiple expansion despite year-over-year declines in earnings, resulting in a risk/reward profile we view to be less attractive than other Information Technology holdings. As it relates to Tesla, while decelerating sales and price cuts have negatively impacted earnings expectations, the stock appreciated in the year-to-date period primarily on speculation that Tesla is well positioned to be a beneficiary of Generative AI. Other top detractors for the period included UnitedHealth (Health Care), Estee Lauder (Consumer Staples), Mastercard (Financials) and PayPal (Financials). UnitedHealth Group provides healthcare coverage, software and data consultancy services. Shares were pressured due to valuation multiple compression early in the new year, as well as indications that an increase in elective surgeries could push expenses higher than previously expected. In terms of positives, our top individual contributors included Palo Alto Networks (Information Technology), Copart (Industrials), Salesforce (Information Technology), Advanced Micro Devices (Information Technology) and Chipotle (Consumer Discretionary). Palo Alto Networks, a leading network security company, benefited from strong demand in a challenging security spend environment. Copart, the leading online auction platform for salvage vehicles, reported strong revenues and volume growth.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

8	Semiannual Report	June 30, 2023

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	24.97%	23.49%	10.26%	13.32%	15.34%	—%
Class I	25.20	23.89	10.55	13.61	15.63	—
Class R6	25.16	23.91	10.58	—	—	13.51
Russell 1000® Growth Index	29.02	27.11	13.73	15.14	15.74	15.58

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—36.8%
	Accenture PLC†	177,300	$54,711
*	Advanced Micro Devices, Inc.	359,538	40,955
	Intuit, Inc.	86,900	39,817
	Lam Research Corp.	49,840	32,040
	Microsoft Corp.	656,360	223,517
	NVIDIA Corp.	113,000	47,801
*	Palo Alto Networks, Inc.	165,570	42,305
*	Salesforce, Inc.	183,120	38,686
*	ServiceNow, Inc.	49,220	27,660
	Texas Instruments, Inc.	102,370	18,429
			565,921
	Consumer Discretionary—17.0%
*	Amazon.com, Inc.	909,870	118,611
*	Chipotle Mexican Grill, Inc.	18,290	39,122
	Marriott International, Inc.	89,860	16,506
	NIKE, Inc.	293,880	32,436
*	O’Reilly Automotive, Inc.	32,310	30,866
	Starbucks Corp.	243,480	24,119
			261,660
	Health Care—11.1%
*	Intuitive Surgical, Inc.	85,890	29,369
	UnitedHealth Group, Inc.	143,830	69,130
*	Veeva Systems, Inc.	159,200	31,479
	Zoetis, Inc.	233,940	40,287
			170,265
	Communication Services—10.1%
*	Alphabet, Inc.	1,078,930	129,148
*	Live Nation Entertainment, Inc.	286,882	26,138
			155,286
	Financials—8.4%
	Apollo Global Management, Inc.	370,951	28,493
	Carlyle Group, Inc.	543,590	17,368
	Mastercard, Inc.	211,750	83,281
			129,142
	Consumer Staples—6.5%
	Costco Wholesale Corp.	84,660	45,579
	Estee Lauder Cos., Inc.	133,710	26,258
*	Monster Beverage Corp.	479,750	27,557
			99,394
	Industrials—5.4%
*	Copart, Inc.	467,610	42,651
*	CoStar Group, Inc.	460,680	41,000
			83,651
	Materials—3.3%
	Linde PLC†	101,180	38,558
	Martin Marietta Materials, Inc.	25,180	11,625
			50,183
	Energy—1.0%
	Pioneer Natural Resources Co.	73,870	15,304
	Total Common Stocks—99.6% (cost $1,212,914)		1,530,806

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $8,692, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $8,864	$8,690	$8,690
Total Repurchase Agreement—0.5% (cost $8,690)		8,690
Total Investments—100.1% (cost $1,221,604)		1,539,496
Liabilities, plus cash and other assets—(0.1)%		(2,016)
Net assets—100.0%		$1,537,480

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2023

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Matthew Fleming, CFA

The William Blair Mid Cap Value Fund (Class I shares) (the “Fund”) posted a 5.88% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 5.23%.

The Fund’s relative outperformance during the period was driven by positive allocation from seven of the eleven economic sectors.

At the sector level, the Fund’s Information Technology holdings were the largest contributor to relative performance during the six-month period. The Fund’s technology hardware and equipment companies Jabil Inc. and Flex Ltd. were top contributors during the period adding to relative performance. The Information Technology sector’s strength in hardware and equipment, plus excitement over artificial intelligence, overshadowed more modest gains in semiconductors and software.

Also contributing to relative performance for the period was the strategy’s underweight position and relative outperformance by the Fund’s holdings in the Financials sector. Specifically, our underweight to diversified financials and the regional banking subsector contributed to relative outperformance during the period. The Fund benefitted from positive stock selection due to our lone insurance holding, Arch Capital Group, which posted a double digit return during the first half of the year.

On the negative side, the Fund’s overweight position and relative underperformance by the Fund’s holdings in the Energy sector hurt relative performance. The Fund’s exploration and production holdings, specifically APA Corp, which suffered a substantial decline due to lowering commodity prices, detracted from relative performance.

Although the Fund maintained an overweight position and had mostly positive performances within the Industrials sector, it was not enough to keep pace with Index constituents during the period. Positive performances from the Fund’s transportation holdings were overshadowed by the decline in electrical equipment manufacturer Acuity Brands over concerns of its exposure to the slowing non-residential construction markets.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

June 30, 2023	William Blair Funds	11

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	Since Inception(a)
Class I	5.88%	12.50%	(1.29)%
Class R6	5.76	12.53	(1.27)
Russell Midcap® Value Index	5.23	10.50	(0.91)

(a)	Since inception is for the period from March 16, 2022 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2023

Mid Cap Value Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—18.6%
	Acuity Brands, Inc.	159	$26
	AGCO Corp.	254	33
*	Alaska Air Group, Inc.	610	32
	Flowserve Corp.	798	30
	ITT, Inc.	354	33
	Knight-Swift Transportation Holdings, Inc.	612	34
	MSC Industrial Direct Co., Inc.	335	32
	Snap-on, Inc.	142	41
	Timken Co.	434	40
			301
	Information Technology—14.2%
*	Check Point Software Technologies Ltd.†	217	27
	Cognizant Technology Solutions Corp.	427	28
*	DXC Technology Co.	1,058	28
*	F5, Inc.	166	25
*	Flex Ltd.†	1,057	29
	Hewlett Packard Enterprise Co.	1,741	29
	Jabil, Inc.	314	34
	Skyworks Solutions, Inc.	267	30
			230
	Financials—12.0%
*	Arch Capital Group Ltd.†	451	34
	East West Bancorp, Inc.	418	22
	Hartford Financial Services Group, Inc.	385	28
	Huntington Bancshares, Inc.	1,891	20
	Invesco Ltd.†	1,679	28
	KKR & Co., Inc.	528	30
	Willis Towers Watson PLC†	140	33
			195
	Health Care—11.4%
	AmerisourceBergen Corp.	161	31
*	Centene Corp.	391	26
	Encompass Health Corp.	421	29
*	Envista Holdings Corp.	776	26
*	Henry Schein, Inc.	228	18
*	Hologic, Inc.	161	13
	Laboratory Corp. of America Holdings	85	21
	Viatris, Inc.	2,086	21
			185
	Consumer Discretionary—11.4%
	Advance Auto Parts, Inc.	211	15
	Brunswick Corp.	310	27
	LKQ Corp.	595	34
	Ralph Lauren Corp.	269	33
	Toll Brothers, Inc.	579	46
	Whirlpool Corp.	193	29
			184

	Issuer	Shares	Value

	Common Stocks—(continued)
	Materials—7.2%
	Crown Holdings, Inc.	347	$30
	Huntsman Corp.	1,020	28
	PPG Industries, Inc.	211	31
	Westlake Corp.	226	27
			116
	Energy—6.1%
	APA Corp.	741	25
	Coterra Energy, Inc.	812	21
	Diamondback Energy, Inc.	194	25
	Phillips 66	279	27
			98
	Consumer Staples—5.1%
	Ingredion, Inc.	311	33
	Molson Coors Beverage Co.	401	26
	Tyson Foods, Inc.	471	24
			83
	Real Estate—4.7%
	Camden Property Trust	216	24
	Highwoods Properties, Inc.	968	23
	Host Hotels & Resorts, Inc.	1,731	29
			76
	Utilities—3.3%
	Entergy Corp.	283	27
	PPL Corp.	974	26
			53
	Communication Services—1.1%
*	Warner Bros Discovery, Inc.	1,391	17
	Total Common Stocks—95.1% (cost $1,533)		1,538
	Total Investments—95.1% (cost $1,533)		1,538
	Cash and other assets, less liabilities—4.9%		78
	Net assets—100.0%		$1,616

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Ward D. Sexton, CFA

The William Blair Small-Mid Cap Core Fund (Class I shares) (the “Fund”) posted an 8.06% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 2500™ Index (the “Index”), increased 8.79%.

Over the period, the Fund trailed the performance of the Index driven by stock specific dynamics. Top detractors from performance included National Vision Holdings (Consumer Discretionary), Western Alliance Bancorp (Financials), Mercury Systems (Industrials), Columbia Banking System (Financials) and New Fortress Energy (Energy). National Vision Holdings, the largest value optical retailer in the U.S., was negatively impacted by a shortage in optometrists, resulting in a lack of available exam slots and pressuring revenue and margins in the near term. Western Alliance is a regional bank headquartered in Phoenix, Arizona. Western Alliance’s deposit exposure to venture capital clients was much smaller than that of SVB Financial Group, but there was concern these deposits could leave and drive a broader liquidation of assets. Stock selection in Consumer Discretionary and Health Care also dampened relative performance. Positive stock selection in Industrials, including our positions in Builders FirstSource, ACV Auctions and Chart Industries, and Energy, including our position in Cameco, added value during the period. Shares of Builders FirstSource benefited from continued operational efficiency, as well as healthy demand for its value-added products and share buybacks. ACV Auctions, a solutions provider that maximizes profitability for used car dealers, experienced better-than-expected volume growth in a challenging environment. Information Technology holding, Verra Mobility, was also among top contributors to performance.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

14	Semiannual Report	June 30, 2023

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	Since Inception(a)
Class I	8.06%	14.50%	15.19%	10.65%
Class R6	8.13	14.57	15.20	10.70
Russell 2500TM Index	8.79	13.58	12.29	8.69

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—24.4%
*	ACV Auctions, Inc.	125,929	$2,175
	AGCO Corp.	9,672	1,271
*	Atkore, Inc.	5,698	888
*	Axon Enterprise, Inc.	13,643	2,662
	Brink’s Co.	31,705	2,150
*	Builders FirstSource, Inc.	24,346	3,311
	BWX Technologies, Inc.	51,975	3,720
*	Casella Waste Systems, Inc.	39,564	3,579
*	Chart Industries, Inc.	20,789	3,322
*	Energy Recovery, Inc.	55,806	1,560
*	GXO Logistics, Inc.	39,668	2,492
	Lincoln Electric Holdings, Inc.	5,602	1,113
*	Mercury Systems, Inc.	52,183	1,805
*	Shoals Technologies Group, Inc.	57,223	1,463
*	Trex Co., Inc.	23,315	1,528
*	Verra Mobility Corp.	145,013	2,860
*	WillScot Mobile Mini Holdings Corp.	52,147	2,492
			38,391
	Health Care—15.0%
*	Acadia Healthcare Co., Inc.	23,015	1,833
*	Avantor, Inc.	42,280	869
	Bio-Techne Corp.	19,304	1,576
*	Certara, Inc.	73,332	1,335
	Chemed Corp.	5,249	2,843
	Encompass Health Corp.	51,873	3,512
*	Globus Medical, Inc.	28,534	1,699
*	Merit Medical Systems, Inc.	38,005	3,179
*	Neogen Corp.	53,796	1,170
*	Penumbra, Inc.	5,078	1,747
*	Repligen Corp.	6,138	868
*	Sotera Health Co.	71,569	1,348
*	Veradigm, Inc.	126,747	1,597
			23,576
	Consumer Discretionary—10.8%
	ADT, Inc.	114,329	689
*	Boot Barn Holdings, Inc.	11,429	968
*	Bright Horizons Family Solutions, Inc.	37,467	3,464
*	Cavco Industries, Inc.	2,961	874
*	Fox Factory Holding Corp.	12,062	1,309
*	Grand Canyon Education, Inc.	12,096	1,248
*	National Vision Holdings, Inc.	107,625	2,614
	Pool Corp.	5,941	2,226
*	Revolve Group, Inc.	34,083	559
	Signet Jewelers Ltd.†	16,855	1,100
*	Skyline Champion Corp.	28,495	1,865
			16,916
	Financials—10.2%
	Carlyle Group, Inc.	46,826	1,496
	Columbia Banking System, Inc.	79,067	1,604
	East West Bancorp, Inc.	37,686	1,989
*	Euronet Worldwide, Inc.	19,374	2,274
*	Goosehead Insurance, Inc.	26,147	1,644
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,701	1,318
	Tradeweb Markets, Inc.	14,193	972
	Virtu Financial, Inc.	88,620	1,515
	Western Alliance Bancorp	43,789	1,597
	Wintrust Financial Corp.	21,900	1,590
			15,999

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—10.0%
*	Alarm.com Holdings, Inc.	17,769	$918
*	Ambarella, Inc.†	15,744	1,317
	Cognex Corp.	24,996	1,400
*	Dynatrace, Inc.	40,752	2,097
	Entegris, Inc.	14,901	1,651
*	JFrog Ltd.†	40,617	1,125
	MKS Instruments, Inc.	8,989	972
*	Nice Ltd. —ADR	10,879	2,247
*	Onto Innovation, Inc.	7,132	831
*	Pure Storage, Inc.	28,293	1,042
*	SolarEdge Technologies, Inc.	2,568	691
*	Wolfspeed, Inc.	26,459	1,471
			15,762
	Energy—7.8%
	Cameco Corp.	108,913	3,412
*	Denbury, Inc.	26,127	2,254
*	Green Plains, Inc.	42,543	1,372
	New Fortress Energy, Inc.	66,074	1,770
*	TechnipFMC PLC†	121,383	2,017
	Whitecap Resources, Inc.	206,926	1,446
			12,271
	Materials—7.4%
	Berry Global Group, Inc.	40,168	2,584
	CF Industries Holdings, Inc.	24,704	1,715
	Crown Holdings, Inc.	31,250	2,715
	Eagle Materials, Inc.	10,446	1,947
	Sylvamo Corp.	64,610	2,614
			11,575
	Real Estate—6.5%
	Agree Realty Corp.	29,547	1,932
	Americold Realty Trust, Inc.	88,233	2,850
	Equity LifeStyle Properties, Inc.	36,768	2,459
	Healthcare Realty Trust, Inc.	122,856	2,317
	Pebblebrook Hotel Trust	49,762	694
			10,252
	Consumer Staples—4.6%
	Inter Parfums, Inc.	12,798	1,731
	Lancaster Colony Corp.	10,556	2,123
*	Performance Food Group Co.	25,459	1,534
	Primo Water Corp.	142,553	1,787
			7,175
	Utilities—1.6%
	IDACORP, Inc.	24,517	2,515
	Communication Services—1.1%
*	Live Nation Entertainment, Inc.	9,209	839
*	ZipRecruiter, Inc.	54,164	962
			1,801
	Total Common Stocks—99.4% (cost $147,737)		156,233

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2023

Small-Mid Cap Core Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $1,689, collateralized by U.S. Treasury Note, 1.250%, due 08/15/31, valued at $1,722	$1,689	$1,689
Total Repurchase Agreement—1.1% (cost $1,689)		1,689
Total Investments—100.5% (cost $149,426)		157,922
Liabilities, plus cash and other assets—(0.5)%		(729)
Net assets—100.0%		$157,193

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	17

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA Nicholas Zimmerman, CFA

The William Blair Small-Mid Cap Growth Fund (Class N shares) (the “Fund”) posted an 11.64% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), increased 13.38%.

Over the period, the Fund trailed the performance of the Index driven by stock specific dynamics. Stock selection in Consumer Discretionary, including our position in National Vision Holdings, detracted from relative performance. National Vision Holdings, the largest value optical retailer in the U.S., was negatively impacted by a shortage in optometrists, resulting in a lack of available exam slots and pressuring revenue and margins in the near term. Other notable detractors included our positions in Mercury Systems (Industrials), New Fortress (Energy), Western Alliance Bancorp (Financials) and CF Industries (Materials). Shares of Mercury Systems, a provider of sensor processing subsystems, declined on near term profit pressures amidst manufacturing and supply chain challenges. Positive stock selection in Industrials, including our position in Builders FirstSource, and Energy, including our position in Cameco, added value during the period. Shares of Builders FirstSource benefited from continued operational efficiency, as well as healthy demand for its value-added products and share buybacks. Other top contributors included National Instruments (Information Technology), MongoDB (Information Technology) and Penumbra (Health Care). National Instruments designs and manufactures test and measurement tools utilized in the testing of electrical products. The company announced it would be acquired by Emerson Electric.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

18	Semiannual Report	June 30, 2023

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	11.64%	20.23%	6.83%	7.14%	11.15%	—%
Class I	11.81	20.56	7.11	7.42	11.44	—
Class R6	11.81	20.63	7.17	—	—	7.32
Russell 2500TM Growth Index	13.38	18.58	6.56	7.00	10.38	7.38

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	19

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Health Care—23.5%
*	Acadia Healthcare Co., Inc.	469,880	$37,421
	Bio-Techne Corp.	402,300	32,840
*	Blueprint Medicines Corp.	252,204	15,939
*	Certara, Inc.	937,983	17,081
*	Charles River Laboratories International, Inc.	80,337	16,891
	Chemed Corp.	95,684	51,829
	Encompass Health Corp.	776,100	52,550
*	Evolent Health, Inc.	541,100	16,395
*	Globus Medical, Inc.	263,795	15,706
*	HealthEquity, Inc.	524,508	33,117
*	Insmed, Inc.	694,251	14,649
*	Inspire Medical Systems, Inc.	137,142	44,522
*	Insulet Corp.	60,846	17,544
*	Merit Medical Systems, Inc.	458,326	38,334
*	Neogen Corp.	722,400	15,712
*	Penumbra, Inc.	118,659	40,826
*	Repligen Corp.	166,900	23,610
*	Twist Bioscience Corp.	620,273	12,691
			497,657
	Industrials—21.5%
	Advanced Drainage Systems, Inc.	259,700	29,549
*	Axon Enterprise, Inc.	229,948	44,867
	Brink’s Co.	476,716	32,336
*	Builders FirstSource, Inc.	464,115	63,120
	BWX Technologies, Inc.	875,252	62,642
*	Casella Waste Systems, Inc.	350,861	31,735
*	Chart Industries, Inc.	246,587	39,402
	HEICO Corp.	309,756	43,552
*	Mercury Systems, Inc.	794,301	27,475
*	Shoals Technologies Group, Inc.	668,230	17,080
*	SiteOne Landscape Supply, Inc.	113,000	18,912
*	Trex Co., Inc.	448,721	29,418
*	WillScot Mobile Mini Holdings Corp.	342,700	16,377
			456,465
	Information Technology—18.3%
*	Alarm.com Holdings, Inc.	370,741	19,160
*	Ambarella, Inc.†	237,320	19,857
	Cognex Corp.	473,047	26,500
*	Dynatrace, Inc.	614,186	31,612
	Entegris, Inc.	274,276	30,395
*	Guidewire Software, Inc.	422,055	32,110
	MKS Instruments, Inc.	176,965	19,130
*	MongoDB, Inc.	39,300	16,152
	National Instruments Corp.	343,751	19,731
*	Nice Ltd.—ADR	125,068	25,827
*	Novanta, Inc.†	167,554	30,847
*	SolarEdge Technologies, Inc.	47,932	12,896
*	SPS Commerce, Inc.	75,600	14,520
*	Tenable Holdings, Inc.	449,288	19,566
*	Tyler Technologies, Inc.	87,500	36,441
*	Varonis Systems, Inc.	491,609	13,101
*	Wolfspeed, Inc.	374,113	20,797
			388,642
	Consumer Discretionary—9.4%
*	Bright Horizons Family Solutions, Inc.	207,400	19,174
*	Burlington Stores, Inc.	73,961	11,641
*	Five Below, Inc.	111,400	21,895
*	Fox Factory Holding Corp.	181,506	19,695
*	National Vision Holdings, Inc.	1,166,476	28,334
*	Planet Fitness, Inc.	512,300	34,549
	Pool Corp.	90,500	33,905
*	Revolve Group, Inc.	918,892	15,070
	Wyndham Hotels & Resorts, Inc.	206,345	14,149
			198,412
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Energy—6.9%
	Cameco Corp.	1,104,862	$34,615
*	Denbury, Inc.	277,385	23,927
*	Kosmos Energy Ltd.	2,059,400	12,336
	New Fortress Energy, Inc.	892,612	23,904
*	TechnipFMC PLC†	1,911,300	31,766
	Whitecap Resources, Inc.	2,733,100	19,105
			145,653
	Financials—6.3%
	Ares Management Corp.	183,340	17,665
	Carlyle Group, Inc.	433,200	13,841
*	Euronet Worldwide, Inc.	392,980	46,124
	Tradeweb Markets, Inc.	311,500	21,331
	Virtu Financial, Inc.	1,092,136	18,665
	Western Alliance Bancorp	419,416	15,296
			132,922
	Consumer Staples—5.7%
*	elf Beauty, Inc.	152,800	17,454
*	Freshpet, Inc.	539,779	35,523
	Lancaster Colony Corp.	199,530	40,124
*	Performance Food Group Co.	464,595	27,987
			121,088
	Materials—5.4%
	CF Industries Holdings, Inc.	503,231	34,934
	Crown Holdings, Inc.	472,087	41,010
	Martin Marietta Materials, Inc.	83,196	38,411
			114,355
	Real Estate—1.1%
	FirstService Corp.	145,468	22,415
	Communication Services—1.0%
*	Live Nation Entertainment, Inc.	223,912	20,401
	Total Common Stocks—99.1% (cost $1,807,141)		2,098,010

	Rights
	Health Care—0.0%
*	Abiomed, Inc. CVR**	80,133	—
	Total Rights—0.0% (cost $82)		—

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $24,440, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $24,925	$24,436	24,436
	Total Repurchase Agreement—1.1% (cost $24,436)		24,436
	Total Investments—100.2% (cost $1,831,659)		2,122,446
	Liabilities, plus cash and other assets—(0.2)%		(5,096)
	Net assets—100.0%		$2,117,350

ADR = American Depository Receipt

CVR = Contingent Value Right

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. This holding represents 0.00% of the Fund’s net assets at June 30, 2023.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Semiannual Report	June 30, 2023

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton, CFA Mark C. Thompson, CFA

The William Blair Small Cap Growth Fund (Class N shares) (the “Fund”) posted an 11.16% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 13.55%.

The Fund underperformed its benchmark during the period, driven by stock specific dynamics. Our top detractors included National Vision Holdings (Consumer Discretionary), Quinstreet (Communication Services), Globus Medical (Health Care), Mercury Systems (Industrials) and Veradigm (Health Care). National Vision Holdings, the largest value optical retailer in the U.S., reported mixed quarterly results and provided disappointing 2023 guidance. QuinStreet, a provider of performance-based marketing and lead generation services, gave a cautious outlook for its insurance vertical as carriers are pausing advertising spend to assess market conditions. Stock selection in Health Care and Industrials also dampened returns. Our top contributors to performance included Vita Coco (Consumer Staples), ACV Auctions (Industrials), Builders FirstSource (Industrials), PDF Solutions (Information Technology) and Verra Mobility (Information Technology). Vita Coco, a supplier and distributer of coconut water, reported strong volume growth and margin expansion. ACV Auctions, a solutions provider that maximizes profitability for used car dealers by offering an online marketplace for wholesale used vehicle transactions, reported strong quarterly results. Stock selection in Energy and Information Technology also provided a tailwind to relative performance.

Please refer to the U.S. Growth & Core Market Review and Outlook relating to the Fund on page 3.

June 30, 2023	William Blair Funds	21

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	11.16%	21.00%	11.91%	7.13%	11.51%	—%
Class I	11.30	21.31	12.19	7.40	11.78	—
Class R6	11.34	21.37	12.28	—	—	8.69
Russell 2000® Growth Index	13.55	18.53	6.10	4.22	8.83	5.41

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Semiannual Report	June 30, 2023

Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.4%
*	ACV Auctions, Inc.	515,320	$8,900
	Albany International Corp.	131,855	12,299
*	Atkore, Inc.	46,990	7,328
	Brink’s Co.	207,038	14,043
	BWX Technologies, Inc.	228,977	16,388
*	Casella Waste Systems, Inc.	187,770	16,984
*	Chart Industries, Inc.	57,653	9,212
	Douglas Dynamics, Inc.	223,693	6,684
*	Ducommun, Inc.	148,592	6,474
*	Energy Recovery, Inc.	344,646	9,633
	Luxfer Holdings PLC†	565,666	8,049
*	Mercury Systems, Inc.	213,686	7,391
*	Montrose Environmental Group, Inc.	155,688	6,558
*	Shoals Technologies Group, Inc.	143,560	3,669
*	Stem, Inc.	513,546	2,938
*	Verra Mobility Corp.	593,329	11,701
			148,251
	Health Care—21.4%
*	Acadia Healthcare Co., Inc.	107,569	8,567
*	Alignment Healthcare, Inc.	437,112	2,513
*	Amicus Therapeutics, Inc.	736,330	9,248
*	Axogen, Inc.	514,294	4,696
*	Azenta, Inc.	77,335	3,610
*	Blueprint Medicines Corp.	75,180	4,751
*	Certara, Inc.	384,443	7,001
	Encompass Health Corp.	199,480	13,507
*	Globus Medical, Inc.	154,520	9,200
*	HealthEquity, Inc.	51,605	3,258
*	Insmed, Inc.	279,570	5,899
*	Inspire Medical Systems, Inc.	38,010	12,340
*	Ligand Pharmaceuticals, Inc.	49,450	3,565
*	Merit Medical Systems, Inc.	150,360	12,576
*	Mirum Pharmaceuticals, Inc.	107,670	2,785
*	OmniAb, Inc.	887,939	4,466
*	OmniAb, Inc. 12.50 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	OmniAb, Inc. 15.00 Earnout (Acquired 11/02/22, Cost $0)**#	23,037	—
*	Sotera Health Co.	233,860	4,406
*	Treace Medical Concepts, Inc.	310,930	7,954
*	Twist Bioscience Corp.	179,526	3,673
*	Veracyte, Inc.	195,320	4,975
*	Veradigm, Inc.	502,658	6,334
*	Vericel Corp.	171,140	6,430
			141,754
	Information Technology—16.3%
*	Alarm.com Holdings, Inc.	128,070	6,619
*	Ambarella, Inc.†	76,739	6,421
	American Software, Inc.	347,695	3,654
*	Applied Digital Corp.	187,793	1,756
*	Guidewire Software, Inc.	111,450	8,479
*	JFrog Ltd.†	317,880	8,805
*	Novanta, Inc.†	51,000	9,389
*	Onto Innovation, Inc.	56,260	6,553

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	PDF Solutions, Inc.	222,451	$10,032
	Power Integrations, Inc.	50,630	4,793
*	PROS Holdings, Inc.	250,860	7,726
*	SiTime Corp.	43,745	5,161
*	SPS Commerce, Inc.	34,520	6,630
*	Varonis Systems, Inc.	198,230	5,283
*	Vertex, Inc.	344,303	6,714
*	Workiva, Inc.	97,470	9,909
			107,924
	Consumer Discretionary—11.4%
*	Boot Barn Holdings, Inc.	89,764	7,602
	Cheesecake Factory, Inc.	200,230	6,924
*	Fox Factory Holding Corp.	54,400	5,903
*	Golden Entertainment, Inc.	140,920	5,890
*	Grand Canyon Education, Inc.	52,140	5,381
*	National Vision Holdings, Inc.	401,072	9,742
*	OneSpaWorld Holdings Ltd.†	118,276	1,431
*	Overstock.com, Inc.	173,030	5,636
*	Revolve Group, Inc.	127,557	2,092
	Signet Jewelers Ltd.†	81,980	5,350
*	Skyline Champion Corp.	128,070	8,382
	Winmark Corp.	32,110	10,676
			75,009
	Energy—7.2%
	Cameco Corp.	253,160	7,931
	ChampionX Corp.	256,150	7,951
*	Denbury, Inc.	98,419	8,490
*	Green Plains, Inc.	244,402	7,880
*	TechnipFMC PLC†	589,370	9,795
	Whitecap Resources, Inc.	753,330	5,266
			47,313
	Financials—5.9%
*	Donnelley Financial Solutions, Inc.	162,080	7,379
*	Euronet Worldwide, Inc.	92,560	10,864
*	Goosehead Insurance, Inc.	114,470	7,199
	Virtu Financial, Inc.	280,330	4,791
	Western Alliance Bancorp	161,685	5,897
	Wintrust Financial Corp.	37,743	2,741
			38,871
	Consumer Staples—4.3%
*	Beauty Health Co.	383,500	3,210
*	elf Beauty, Inc.	46,820	5,348
*	Performance Food Group Co.	100,120	6,031
*	Vita Coco Co., Inc.	309,320	8,311
*	Vital Farms, Inc.	450,340	5,400
			28,300
	Communication Services—3.0%
*	Gogo, Inc.	428,420	7,287
*	QuinStreet, Inc.	677,015	5,978
*	ZipRecruiter, Inc.	369,490	6,562
			19,827

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	23

Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Real Estate—2.6%
Colliers International Group, Inc.	50,358	$4,945
FirstService Corp.	79,147	12,196
		17,141
Materials—2.5%
Balchem Corp.	46,850	6,316
Orion SA†	238,167	5,054
Sylvamo Corp.	131,470	5,318
		16,688
Total Common Stocks—97.0% (cost $556,022)		641,078

Exchange-Traded Funds
Exchange-Traded Fund—1.0%
iShares Russell 2000 Growth ETF	26,280	6,377
Total Exchange-Traded Fund—1.0% (cost $5,993)		6,377

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $22,012, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $22,449	$22,008	22,008
Total Repurchase Agreement—3.3% (cost $22,008)		22,008
Total Investments—101.3% (cost $584,023)		669,463
Liabilities, plus cash and other assets—(1.3)%		(8,549)
Net assets—100.0%		$660,914

* = Non-income producing security

** = Fair valued pursuant to the Fund’s Valuation Procedures. These holdings represent 0.00% of the Fund’s net assets at June 30, 2023.

# = Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). The value of such restricted securities represents 0.00% of the Fund’s net assets at June 30, 2023.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

24	Semiannual Report	June 30, 2023

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Gary Merwitz

The William Blair Small Cap Value Fund (Class N shares) (the “Fund”) posted a 1.91% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 2.50%.

The Fund’s relative underperformance during the period was driven by poor stock selection while allocation to the underlying economic sector was additive to relative performance.

At the sector level, the Fund’s Health Care holdings were a major contributor to relative performance in the first half of the year. A lack of exposure to the poorly performing biotechnology subsector, which declined by more than 11%, was a major contributor to this result. Several of the Fund’s Health Care holdings also posted significantly positive returns, including Health Care supplier Lantheus Holdings.

The Fund was also positively impacted by an overweight position and relative outperformance by the Fund’s holdings in the Consumer Discretionary sector. The Fund’s Consumer Discretionary holdings surged past index peers with the help of homebuilders Tri Pointe Homes and Taylor Morrison Home Corp, both of which were top contributors for the period adding to relative performance.

On the negative side, the Fund’s Information Technology sector holdings could not keep pace with Index constituents, which rose nearly 30% through the first two quarters of the year. The Fund’s investment in AudioCodes Ltd. and Methode Electronics, Inc. caused most of the Fund’s underperformance during the period. Each company is experiencing a known, but greater than anticipated pause in orders from their customers, which has created a larger than estimated decline in near term earnings. In both cases, we expect the pause in orders to be temporary and both are attractively valued on their more normalized earnings power.

The Fund’s underweight position and relative underperformance by the Fund’s holdings in the Energy sector were also detractors through the period. Another disappointment in the last two quarters came from the Materials sector, where the Fund’s holdings could not keep pace with the Index constituents primarily due to a lack of steel exposure.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

June 30, 2023	William Blair Funds	25

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	1.91%	6.74%	—%	—%	—%	(0.98)%
Class I	2.02	6.99	15.86	4.08	8.83	—
Class R6	2.09	7.06	—	—	—	(0.63)
Russell 2000® Value Index	2.50	6.01	15.43	3.54	7.29	(3.05)

(a)	Since inception is for the period from July 17, 2021 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

26	Semiannual Report	June 30, 2023

Small Cap Value Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—25.3%
	ABM Industries, Inc.	328,548	$14,013
	Albany International Corp.	153,153	14,286
	Armstrong World Industries, Inc.	179,637	13,196
	Astec Industries, Inc.	120,592	5,480
	Brady Corp.	273,916	13,030
*	CBIZ, Inc.	273,412	14,567
*	Conduent, Inc.	2,559,628	8,703
	CSG Systems International, Inc.	247,686	13,063
	Deluxe Corp.	516,501	9,028
	Federal Signal Corp.	175,151	11,215
	GrafTech International Ltd.	1,815,113	9,148
	Granite Construction, Inc.	416,785	16,580
*	Great Lakes Dredge & Dock Corp.	978,865	7,987
	Hillenbrand, Inc.	318,422	16,329
*	Hub Group, Inc.	167,537	13,457
	Korn Ferry	62,865	3,114
	Marten Transport Ltd.	604,073	12,988
	Maximus, Inc.	175,466	14,829
	MillerKnoll, Inc.	449,355	6,641
	Mueller Water Products, Inc.	601,464	9,762
*	OPENLANE, Inc.	606,395	9,229
*	PGT Innovations, Inc.	643,518	18,759
*	SP Plus Corp.	348,205	13,618
	Tennant Co.	59,902	4,859
	Terex Corp.	279,930	16,748
*	Thermon Group Holdings, Inc.	284,604	7,570
*	Titan Machinery, Inc.	168,498	4,971
	Werner Enterprises, Inc.	297,757	13,155
			316,325
	Financials—16.0%
	Ameris Bancorp	316,753	10,836
	Atlantic Union Bankshares Corp.	276,628	7,178
	Banc of California, Inc.	726,391	8,412
	Brightsphere Investment Group, Inc.	481,521	10,088
	Compass Diversified Holdings	688,674	14,937
	Eastern Bankshares, Inc.	747,643	9,174
	Enterprise Financial Services Corp.	280,191	10,955
	First Bancorp	273,165	8,127
	First Merchants Corp.	331,182	9,349
	Hancock Whitney Corp.	240,042	9,213
	MGIC Investment Corp.	941,332	14,864
	Old National Bancorp	834,882	11,638
	Pacific Premier Bancorp, Inc.	337,214	6,974
	Pinnacle Financial Partners, Inc.	228,961	12,971
*	PRA Group, Inc.	425,235	9,717
	Seacoast Banking Corp. of Florida	377,921	8,352
	Simmons First National Corp.	520,673	8,982
*	Texas Capital Bancshares, Inc.	253,428	13,051
	Veritex Holdings, Inc.	317,639	5,695
	Washington Federal, Inc.	375,170	9,949
			200,462

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—14.1%
*	Adient PLC†	272,611	$10,446
	Bloomin’ Brands, Inc.	633,084	17,024
	Carter’s, Inc.	215,750	15,663
	Cracker Barrel Old Country Store, Inc.	123,064	11,467
	Designer Brands, Inc.	1,048,825	10,593
	El Pollo Loco Holdings, Inc.	567,223	4,975
	La-Z-Boy, Inc.	486,376	13,930
	Oxford Industries, Inc.	95,465	9,396
	Standard Motor Products, Inc.	376,599	14,130
	Steven Madden Ltd.	363,196	11,873
*	Taylor Morrison Home Corp.	310,818	15,159
*	Tri Pointe Homes, Inc.	455,635	14,972
*	Universal Electronics, Inc.	213,215	2,051
*	Urban Outfitters, Inc.	320,383	10,614
	Winnebago Industries, Inc.	199,047	13,274
			175,567
	Information Technology—10.1%
	ADTRAN Holdings, Inc.	569,056	5,992
	AudioCodes Ltd.†	560,373	5,116
	Belden, Inc.	153,483	14,681
*	Cognyte Software Ltd.†	1,106,118	6,736
*	Knowles Corp.	898,243	16,222
	Kulicke & Soffa Industries, Inc.	285,009	16,944
	Methode Electronics, Inc.	378,361	12,683
*	NetScout Systems, Inc.	449,994	13,928
*	Plexus Corp.	89,190	8,762
	Progress Software Corp.	218,160	12,675
*	Verint Systems, Inc.	344,901	12,092
			125,831
	Real Estate—8.9%
	Brandywine Realty Trust	642,784	2,989
	CareTrust REIT, Inc.	625,875	12,430
	Elme Communities	665,097	10,934
	Empire State Realty Trust, Inc.	1,500,806	11,241
	Four Corners Property Trust, Inc.	442,577	11,241
	Kite Realty Group Trust	782,128	17,473
	Pebblebrook Hotel Trust	580,222	8,088
	STAG Industrial, Inc.	377,337	13,539
	Sunstone Hotel Investors, Inc.	963,025	9,746
	UMH Properties, Inc.	804,335	12,853
			110,534
	Materials—6.1%
*	Ecovyst, Inc.	1,170,918	13,419
	Greif, Inc.	182,766	12,591
	Kaiser Aluminum Corp.	170,180	12,191
	Minerals Technologies, Inc.	220,866	12,742
	Myers Industries, Inc.	647,752	12,586
	Orion SA†	577,893	12,263
			75,792

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	27

Small Cap Value Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Health Care—5.6%
*	ANI Pharmaceuticals, Inc.	196,404	$10,572
*	Integer Holdings Corp.	221,414	19,620
*	Lantheus Holdings, Inc.	118,006	9,903
*	ModivCare, Inc.	103,295	4,670
*	NextGen Healthcare, Inc.	716,960	11,629
*	NuVasive, Inc.	176,249	7,330
*	Owens & Minor, Inc.	354,592	6,752
			70,476
	Energy—5.2%
*	Dril-Quip, Inc.	456,934	10,633
*	Earthstone Energy, Inc.	923,271	13,193
*	Expro Group Holdings NV†	710,441	12,589
	PBF Energy, Inc.	383,351	15,694
	SM Energy Co.	404,101	12,782
			64,891
	Consumer Staples—4.1%
*	Central Garden & Pet Co.	310,802	11,332
	Edgewell Personal Care Co.	244,042	10,081
	Spectrum Brands Holdings, Inc.	108,734	8,487
*	Sprouts Farmers Market, Inc.	203,569	7,477
*	TreeHouse Foods, Inc.	246,083	12,398
*	United Natural Foods, Inc.	81,342	1,590
			51,365
	Utilities—1.9%
	NorthWestern Corp.	221,163	12,553
	Spire, Inc.	184,349	11,695
			24,248
	Communication Services—0.8%
	John Wiley & Sons, Inc.	289,226	9,843
	Total Common Stocks—98.1% (cost $1,214,908)		1,225,334

	Repurchase Agreement
	Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $24,063, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $24,540	$24,059	24,059
	Total Repurchase Agreement—1.9% (cost $24,059)		24,059
	Total Investments—100.0% (cost $1,238,967)		1,249,393
	Cash and other assets, less liabilities—0.0%		530
	Net assets—100.0%		$1,249,923

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

28	Semiannual Report	June 30, 2023

Global Markets Review and Outlook

Global equities continued to advance in the second quarter of 2023 (the MSCI ACWI IMI Index (“MSCI ACWI IMI”) returned +5.89% for the second quarter and +13.25% year-to-date in USD terms), as the global economy proved to be more resilient than anticipated on easing inflationary pressures and better-than-feared corporate earnings results. From a global sector perspective, leading outperformance was Information Technology (+13.21% for the second quarter and +35.81% year-to-date, as measured by the MSCI ACWI IMI) and Consumer Discretionary (+7.62% for the second quarter and +22.05% year-to-date, as measured by the MSCI ACWI IMI). Information Technology continued its ascent on enthusiasm around artificial intelligence. Alternatively, Materials (-0.71% for the second quarter and +5.09% year-to-date, as measured by the MSCI ACWI IMI) and Real Estate (-0.20% for the second quarter and -0.08% year-to-date, as measured by the MSCI ACWI IMI) lagged during the period. Growth equities outperformed value-oriented equities (the MSCI ACWI IMI Growth returned +8.67% for the second quarter and +22.74% year to date, while the MSCI ACWI IMI Value returned +2.95% for the second quarter and +4.29% year-to-date).

U.S. equities advanced during the period (+8.26% for the second quarter and +16.07% year-to-date, as measured by the MSCI USA IMI) with gains driven primarily by a handful of large capitalized technology stocks, however, the breadth of performance broadened in June with small capitalized companies outperforming. Inflationary pressures continued to ease during the six month period; the personal consumption expenditures (PCE) index was relatively benign, showing an increase of 0.1% in May and 3.8% year-over-year. While the U.S. Federal Reserve paused its rate hiking cycle in June, Federal Reserve Chair Jerome Powell signaled that rates could still be increased further if inflation remains at high levels. Regional banking stress also seemed to subside. The Federal Reserve conducted its annual stress test, which resulted in all the included U.S. banks clearing the stress test hurdle.

European equities gained for the second quarter (+2.46% for the second quarter and +12.95% year-to-date, as measured by the MSCI Europe IMI). The European Central Bank raised the deposit rate by 0.25% to 3.5% in June, with signals of a future hike. The Eurozone’s annual inflation rate continued to slow in June to 5.5%, primarily driven by sharp declines in energy prices, which are down nearly 50% from their peak last year. U.K. equities advanced (+2.08% for the second quarter and +8.09% year-to-date, as measured by the MSCI United Kingdom IMI) despite consumer price inflation holding steady at 8.7%, unchanged from last month. The Bank of England hiked interest rates by 0.50% to 5%, taking the base rate to the highest level since 2008.

Emerging markets posted positive returns (+1.62% for the second quarter and +5.62% year-to-date, as measured by the MSCI EM IMI), lagging developed markets primarily from weakness in China. Chinese equities declined (-9.89% for the second quarter and -6.00% year-to-date, as measured by the MSCI China IMI index) on slower-than-expected consumption recovery driven by low consumer confidence, continuously high youth unemployment, and the reduced wealth effect stemming from the weak property market. Latin America returns gained (+14.80% for the second quarter and +19.52% year-to-date, as measured by the MSCI EM Latin America IMI), with notable strength from Argentina (+35.72% for the second quarter and +42.15% year-to-date, as measured by MSCI Argentina), Brazil (+21.85% for the second quarter and +18.26% year-to-date, as measured by MSCI Brazil IMI), and Mexico’s continued outperformance (+5.39% for the second quarter and +26.96% year-to-date as measured by MSCI Mexico IMI). EMEA outperformed (+3.12% for the second quarter and +1.91% year-to-date, as measured by the MSCI EM EMEA IMI), led by Poland (+23.47% for the second quarter and +23.80% year-to-date, as measured by MSCI Poland IMI).

June 30, 2023	William Blair Funds	29

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Global Leaders Fund (Class N shares) (the “Fund”) posted an 18.50% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 13.25%.

Over the six month period, outperformance versus the Index was largely driven by a combination of positive allocation and stock selection effects across most sectors. Selection was particularly positive within Industrials, Communication Services, and Health Care sectors. In addition, Information Technology overweighting, as well as Financials and Consumer Staples underweighting, also aided relative performance. Partially offsetting this was negative selection within Information Technology and to a lesser extent Financials and Consumer Staples.

Within Industrials, Watsco was bolstered by strong performance in the second quarter, and DSV was also a notable contributor to relative performance. DSV, one of the world’s largest freight companies, has an asset-light business model, which has allowed the firm to generate high levels of return on invested capital with minimal ongoing capital expenditures, which in turn has powered market share gains and rising free cash flow. The stock was buoyed by a dividend increase and an announcement of a new share buyback program, leading to a significant increase in the stock price during the first quarter.

Communication Services performance was bolstered by Meta Platforms, Inc. as the stock rallied significantly in the first half of the year on recovering fundamental performance and improved sentiment.

Intuitive Surgical (“Intuitive”) was a notable contributor to the Health Care sector’s relative performance. Intuitive is the dominant world leader in the robotic surgery market, with high barriers to entry as the company has built the da Vinci Surgical System over 25 years with billions of dollars in research and development. The global surgery market remains significantly underpenetrated, providing a long runway of growth. The stock performance was fueled by Intuitive’s strong operating performance across geographies and products, with sales and earnings exceeding consensus expectations in the recent quarter driven by robust growth in procedures, and management increased guidance for the full year.

Selection was negative within Information Technology, partly driven by an underweight to large-capitalization tech hardware names, and by exposure to Enphase Energy (“Enphase”). The stock traded down following very strong performance in 2022 amid investor concerns about the residential housing market, interest rates and inflation, which could impact demand for Enphase. While this may lead to very near-term cyclical growth dampening, we do not view it as a structural change to what is a tailwind environment for sustainable energy.

Silicon Valley Bank (“SVB”) dragged down the Financials sector’s relative performance after the bank announced in March that it had sold most of its available-for-sale (AFS) securities portfolio at a loss and attempted to raise capital through an equity offering, which led to a liquidity crisis and SVB was ultimately taken over by U.S. regulators.

Estée Lauder, the leading global prestige cosmetics company, hampered relative performance within Consumer Staples. The stock underperformed after the company delivered weak results and lowered its guidance due to slower-than-expected recovery in Chinese mobility and consumption coupled with margin pressure from China inventory build-up.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

30	Semiannual Report	June 30, 2023

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	18.50%	21.07%	7.81%	7.78%	9.55%
Class I	18.58	21.30	8.06	8.04	9.85
Class R6	18.73	21.34	8.12	8.09	9.93
MSCI ACW IMI (net)	13.25	16.14	10.97	7.65	8.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	31

Global Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—48.9%
	Canada—2.8%
	Canadian Pacific Kansas City Ltd. (Ground transportation)	27,919	$2,255
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	1,964	743
			2,998
	United States—46.1%
*	Alphabet, Inc. (Interactive media & services)	26,875	3,217
*	Amazon.com, Inc. (Broadline retail)	20,769	2,707
*	Autodesk, Inc. (Software)	6,005	1,229
	Booz Allen Hamilton Holding Corp. (Professional services)	12,341	1,377
	Chevron Corp. (Oil, gas & consumable fuels)	10,052	1,582
	Crown Holdings, Inc. (Containers & packaging)	14,847	1,290
*	Enphase Energy, Inc. (Semiconductors & semiconductor equipment)	2,196	368
	Estee Lauder Cos., Inc. (Personal care products)	5,017	985
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	2,679	1,345
*	Inspire Medical Systems, Inc. (Health care equipment & supplies)	1,649	535
	Intercontinental Exchange, Inc. (Capital markets)	12,538	1,418
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	4,172	1,427
	Mastercard, Inc. (Financial services)	8,744	3,439
*	Meta Platforms, Inc. (Interactive media & services)	7,369	2,115
	Microsoft Corp. (Software)	16,870	5,745
	NIKE, Inc. (Textiles, apparel & luxury goods)	16,852	1,860
	Old Dominion Freight Line, Inc. (Ground transportation)	4,743	1,754
	Prologis, Inc. (Industrial REITs)	5,377	659
	Roper Technologies, Inc. (Software)	2,276	1,094
*	Salesforce, Inc. (Software)	6,162	1,302
*	Synopsys, Inc. (Software)	5,550	2,417
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,272	1,707
*	Ulta Beauty, Inc. (Specialty retail)	2,883	1,357
	UnitedHealth Group, Inc. (Health care providers & services)	4,099	1,970
	Vulcan Materials Co. (Construction materials)	6,191	1,396
	Watsco, Inc. (Trading companies & distributors)	3,160	1,205
*	Workday, Inc. (Software)	6,561	1,482
	Zoetis, Inc. (Pharmaceuticals)	7,481	1,288
			48,270

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—30.1%
	Denmark—4.1%
	DSV AS (Air freight & logistics)	10,361	$2,176
	Novo Nordisk AS (Pharmaceuticals)	13,013	2,097
			4,273
	France—6.6%
	Airbus SE (Aerospace & defense)	22,060	3,186
	Hermes International (Textiles, apparel & luxury goods)	269	584
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	2,562	2,413
	Vinci SA (Construction & engineering)	6,735	782
			6,965
	Germany—3.7%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	37,269	1,537
	MTU Aero Engines AG (Aerospace & defense)	9,097	2,356
			3,893
	Ireland—4.1%
	Linde PLC (Chemicals)†	4,500	1,715
*	Ryanair Holdings PLC—ADR (Passenger airlines)	11,708	1,295
	Trane Technologies PLC (Building products)†	6,998	1,338
			4,348
	Italy—0.6%
	Ferrari NV (Automobiles)†	1,866	607
	Netherlands—2.5%
*	Adyen NV (Financial services)	886	1,533
	ASML Holding NV (Semiconductors & semiconductor equipment)	1,470	1,064
			2,597
	Sweden—5.6%
	Atlas Copco AB (Machinery)	136,065	1,960
	Evolution AB (Hotels, restaurants & leisure)	8,244	1,044
	Hexagon AB (Electronic equipment, instruments & components)	165,479	2,037
	Indutrade AB (Machinery)	35,215	793
			5,834
	Switzerland—2.9%
	Lonza Group AG (Life sciences tools & services)	2,357	1,405
	Partners Group Holding AG (Capital markets)	854	803
	Zurich Insurance Group AG (Insurance)	1,800	854
			3,062

See accompanying Notes to Financial Statements.

32	Semiannual Report	June 30, 2023

Global Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—8.4%
	Ashtead Group PLC (Trading companies & distributors)	21,278	$1,471
	Compass Group PLC (Hotels, restaurants & leisure)	75,147	2,102
	Experian PLC (Professional services)	34,892	1,337
	Halma PLC (Electronic equipment, instruments & components)	44,813	1,296
	Rentokil Initial PLC (Commercial services & supplies)	213,210	1,665
	Spirax-Sarco Engineering PLC (Machinery)	6,722	885
			8,756

	Emerging Asia—4.9%
	India—3.3%
	HDFC Bank Ltd.—ADR (Banks)	27,608	1,924
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	49,715	1,548
			3,472
	Taiwan—1.6%
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	16,315	1,646

	Japan—2.6%
	Daikin Industries Ltd. (Building products)	6,700	1,359
	Keyence Corp. (Electronic equipment, instruments & components)	2,900	1,363
			2,722

	Asia—2.3%
	Australia—0.9%
	CSL Ltd. (Biotechnology)	5,392	996
	Hong Kong—1.4%
	AIA Group Ltd. (Insurance)	142,200	1,436

	Emerging Latin America—0.8%
	Brazil—0.8%
*	MercadoLibre, Inc. (Broadline retail)	672	796
	Total Common Stocks—98.0% (cost $63,844)		102,671

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $2,004, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $2,044	$2,004	$2,004
Total Repurchase Agreement—1.9% (cost $2,004)		2,004
Total Investments—99.9% (cost $65,848)		104,675
Cash and other assets, less liabilities—0.1%		59
Net assets—100.0%		$104,734

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.6%
Information Technology	22.0%
Consumer Discretionary	13.8%
Health Care	12.4%
Financials	11.1%
Communication Services	5.2%
Materials	4.3%
Energy	3.0%
Consumer Staples	1.0%
Real Estate	0.6%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	59.0%
Euro	13.1%
British Pound Sterling	8.5%
Swedish Krona	5.7%
Danish Krone	4.2%
Swiss Franc	3.0%
Japanese Yen	2.6%
Indian Rupee	1.5%
Hong Kong Dollar	1.4%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	33

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Alaina Anderson, CFA

The William Blair International Leaders Fund (Class N shares) (the “Fund”) posted an 11.40% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.10%.

Outperformance versus the Index was driven by both allocation and selection effects. Positive allocation effect was driven by overweights in the Industrials and Information Technology sectors and an underweight in the Real Estate sector. Positive security selection was primarily driven by Health Care and Materials, but was partially offset by negative selection within Energy and Information Technology.

Selection within the Health Care sector was bolstered by Straumann, a global leader in aesthetic dentistry. The company’s first quarter results were in line with consensus estimates and management reiterated its full-year outlook. Patient flow remained good in most countries (China being the exception) while clinicians and patients do not appear to be down-trading despite the inflationary environment. We believe Straumann can grow its top line in the low double digits over the long term driven by continued market share gains and total addressable market expansion.

Materials sector security selection was also positive, due in part to not owning stocks within the metals and mining industry, which have fallen along with the prices of commodities such as aluminum, nickel, silver, and copper. Also contributing was exposure to Shin-Etsu Chemical, a Japanese chemical company that specializes in PVC production and semiconductor wafer manufacturing (the base ingredient for computer chips). The company faces macroeconomic cross currents, with demand for PVC potentially falling as the U.S. and Chinese housing markets face headwinds, but demand for semiconductor wafers increasing along with the semi cycle and boom related to 5G and artificial intelligence demand. The company’s recent results were in line with expectations and included 9.3% sales growth year-over-year and an increase in operating profit.

Within Energy, selection was negative due to a position in Tenaris, which manufactures seamless pipe products. Recent results showed weaker-than-anticipated U.S. demand and this is reflected in sequential revenue decline guidance for the rest of the year. Our view is that Tenaris may be past peak profitability and volume growth, and we exited the position as a result.

Information Technology selection was also negative, largely driven by Infosys, an Indian company that provides information technology services and consulting to clients globally. Recent earnings have come in below expectations amid softer demand. As a result of lower realized earnings, the company also provided full-year guidance that is below consensus estimates.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

34	Annual Report	June 30, 2023

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.40%	15.41%	3.80%	4.63%	7.08%
Class I	11.60	15.73	4.06	4.90	7.34
Class R6	11.65	15.85	4.12	4.96	7.43
MSCI ACW ex-U.S. IMI (net)	9.10	12.47	7.33	3.38	4.88

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	35

International Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—42.8%
	Denmark—4.0%
	DSV AS (Air freight & logistics)	88,806	$18,650
	Novo Nordisk AS (Pharmaceuticals)	169,529	27,314
			45,964
	France—13.1%
	Airbus SE (Aerospace & defense)	142,615	20,598
	Dassault Systemes SE (Software)	415,830	18,434
	L’Oreal SA (Personal care products)	47,307	22,047
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	33,302	31,361
	Safran SA (Aerospace & defense)	118,623	18,570
	Sartorius Stedim Biotech (Life sciences tools & services)	37,005	9,235
	Vinci SA (Construction & engineering)	248,511	28,847
			149,092
	Germany—1.2%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	330,427	13,624
	Ireland—3.3%
*	ICON PLC (Life sciences tools & services)†	73,539	18,400
	Linde PLC (Chemicals)†	50,678	19,312
			37,712
	Italy—2.6%
	Ferrari NV (Automobiles)†	49,933	16,239
	Moncler SpA (Textiles, apparel & luxury goods)	188,329	13,016
			29,255
	Netherlands—4.0%
*	Adyen NV (Financial services)	10,477	18,130
	ASML Holding NV (Semiconductors & semiconductor equipment)	37,286	26,975
			45,105
	Norway—1.1%
	Equinor ASA (Oil, gas & consumable fuels)	428,685	12,465
	Spain—2.6%
*	Amadeus IT Group SA (Hotels, restaurants & leisure)	397,492	30,232
	Sweden—5.2%
	Atlas Copco AB (Machinery)	1,181,951	17,030
	Evolution AB (Hotels, restaurants & leisure)	156,278	19,790
	Hexagon AB (Electronic equipment, instruments & components)	1,404,596	17,289
	Indutrade AB (Machinery)	248,173	5,589
			59,698

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—5.7%
	Lonza Group AG (Life sciences tools & services)	38,711	$23,070
	Partners Group Holding AG (Capital markets)	9,222	8,671
	Straumann Holding AG (Health care equipment & supplies)	103,481	16,781
	Zurich Insurance Group AG (Insurance)	33,561	15,932
			64,454

	United Kingdom—17.8%
	Ashtead Group PLC (Trading companies & distributors)	254,383	17,588
	AstraZeneca PLC (Pharmaceuticals)	233,195	33,395
	Bunzl PLC (Trading companies & distributors)	569,284	21,682
	Compass Group PLC (Hotels, restaurants & leisure)	981,391	27,445
	Diageo PLC (Beverages)	436,232	18,720
	Experian PLC (Professional services)	463,976	17,784
	Halma PLC (Electronic equipment, instruments & components)	396,388	11,463
	London Stock Exchange Group PLC (Capital markets)	218,606	23,226
	Rentokil Initial PLC (Commercial services & supplies)	2,697,544	21,069
	Spirax-Sarco Engineering PLC (Machinery)	79,472	10,461
			202,833

	Emerging Asia—13.8%
	China—4.2%
*	Alibaba Group Holding Ltd. (Broadline retail)	1,971,700	20,432
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	395,135	12,435
	Kweichow Moutai Co. Ltd. (Beverages)	65,571	15,252
			48,119
	India—5.7%
	HDFC Bank Ltd. (Banks)	220,967	4,646
	Housing Development Finance Corp. Ltd. (Financial services)	535,462	18,410
	Infosys Ltd. (IT services)	786,735	12,830
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	944,858	29,408
			65,294
	South Korea—1.2%
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	26,710	13,561

See accompanying Notes to Financial Statements.

36	Semiannual Report	June 30, 2023

International Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—2.7%
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	1,656,000	$30,627

	Canada—9.5%
	Canadian Pacific Kansas City Ltd. (Ground transportation)	381,772	30,836
	Dollarama, Inc. (Broadline retail)	366,028	24,790
	Intact Financial Corp. (Insurance)	130,713	20,182
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	50,534	19,127
	Toronto-Dominion Bank (Banks)	215,136	13,334
			108,269

	Japan—7.0%
	Daikin Industries Ltd. (Building products)	97,200	19,714
	Hoya Corp. (Health care equipment & supplies)	138,100	16,342
	Keyence Corp. (Electronic equipment, instruments & components)	49,800	23,417
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	609,000	20,123
			79,596

	Asia—3.4%
	Australia—1.2%
	CSL Ltd. (Biotechnology)	75,362	13,925
	Hong Kong—2.2%
	AIA Group Ltd. (Insurance)	1,511,600	15,259
	Techtronic Industries Co. Ltd. (Machinery)	848,000	9,215
			24,474

	Emerging Latin America—2.3%
	Argentina—0.5%
*	Globant SA (IT services)†	28,338	5,093
	Brazil—1.8%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,946,200	8,990
*	MercadoLibre, Inc. (Broadline retail)	10,123	11,991
			20,981
	Total Common Stocks—96.6% (cost $887,782)		1,100,373

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $35,763, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $36,472	$35,757	$35,757
Total Repurchase Agreement—3.1% (cost $35,757)		35,757
Total Investments—99.7% (cost $923,539)		1,136,130
Cash and other assets, less liabilities—0.3%		3,371
Net assets—100.0%		$1,139,501

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.5%
Consumer Discretionary	19.5%
Information Technology	15.8%
Health Care	14.4%
Financials	13.3%
Consumer Staples	5.1%
Energy	3.8%
Materials	3.6%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.8%
British Pound Sterling	18.4%
U.S. Dollar	11.0%
Japanese Yen	7.2%
Indian Rupee	6.0%
Swiss Franc	5.9%
Swedish Krona	5.4%
Canadian Dollar	5.3%
Danish Krone	4.2%
Hong Kong Dollar	4.1%
New Taiwan Dollar	2.8%
Chinese Yuan Renminbi	2.5%
Australian Dollar	1.3%
South Korean Won	1.2%
Norwegian Krone	1.1%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	37

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair International Growth Fund (Class N shares) (the “Fund”) posted an 11.12% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.10%.

Outperformance versus the Index was driven by both allocation and selection effects. Positive allocation effect was driven by overweights in the Industrials and Information Technology sectors and an underweight in the Real Estate sector. Positive security selection was primarily driven by Health Care and Materials, but this was partially offset by negative selection within Industrials and Information Technology. The strategy benefited from an underweight to China, but this was partially offset by an underweight to Japan.

Selection within the Health Care sector was bolstered by ICON, a clinical research organization (“CRO”) that has strong competitive advantages that position it to take share in the CRO market, particularly its site network approach and global presence. ICON has a very solid management team, in our view, that has a strong track-record of continuously improving and expanding business operations. ICON performed as expected during the first quarter, with revenues coming in in-line and earnings slightly beating expectations. Forward-looking guidance was also reaffirmed. Execution in the current environment remains impressive. Book-to-bill remained healthy at 1.22 times, which supports the full-year guidance.

Materials sector security selection was also positive, due in part to not owning stocks within the metals and mining industry, which has fallen along with the prices of commodities such as aluminum, nickel, silver, and copper. Also contributing was exposure to Shin-Etsu Chemical, a Japanese chemical company that specializes in PVC production and semiconductor wafer manufacturing (the base ingredient for computer chips). The company faces macro cross currents, with demand for PVC potentially falling as the U.S. and Chinese housing markets face headwinds, but demand for semiconductor wafers increasing along with the semi cycle and boom related to 5G and AI demand. The company’s recent results were in line with expectations and included 9.3% sales growth year-over-year and an increase in operating profit.

Within Industrials, Shenzhen Inovance Technology was the primary driver of negative selection. The company is a Chinese manufacturer of automation and electrical equipment, specializing in motion drives. From a macroeconomic standpoint, China’s reopening has been less robust than anticipated, which may weigh on near-term earnings. Medium term, forward-looking product mix changes indicate margin pressure from here. We exited the stock as a result.

Information Technology selection was also negative, largely driven by the strategy not owning companies within the tech hardware industry, which has had very strong performance in the first half of the year. Also contributing to negative security selection was SES-Imagotag, which fell after a short report came out hinting at potential accounting irregularities. The company has since issued a very robust rebuttal and we believe the short report is misguided. We increased our position slightly toward the end of the quarter.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

38	Semiannual Report	June 30, 2023

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	11.12%	14.61%	4.26%	4.32%	5.50%	—%
Class I	11.27	14.89	4.55	4.63	5.82
Class R6	11.30	14.95	4.62	—	—	6.21
MSCI ACW ex-U.S. IMI (net)	9.10	12.47	7.33	3.38	4.88	4.01

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	39

International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—43.2%
	Belgium—0.2%
	Warehouses De Pauw CVA (Industrial REITs)	82,640	$2,265
	Denmark—4.5%
	Coloplast AS (Health care equipment & supplies)	54,971	6,873
	DSV AS (Air freight & logistics)	112,911	23,712
*	Genmab AS (Biotechnology)	29,467	11,142
	Novo Nordisk AS (Pharmaceuticals)	162,220	26,137
			67,864
	Finland—0.3%
	Metso Oyj (Machinery)	254,009	3,061
	Valmet Oyj (Machinery)	53,341	1,483
			4,544
	France—12.9%
	Airbus SE (Aerospace & defense)	145,204	20,972
	Capgemini SE (IT services)	66,521	12,598
	Dassault Systemes SE (Software)	452,963	20,080
	Hermes International (Textiles, apparel & luxury goods)	9,818	21,320
	L’Oreal SA (Personal care products)	42,432	19,776
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	23,238	21,883
	Safran SA (Aerospace & defense)	130,822	20,479
	Sartorius Stedim Biotech (Life sciences tools & services)	24,625	6,145
	SEB SA (Household durables)	20,549	2,122
*	SES-imagotag SA (Electronic equipment, instruments & components)	18,186	1,865
	Thales SA (Aerospace & defense)	145,698	21,813
	TotalEnergies SE (Oil, gas & consumable fuels)	119,244	6,838
	Vinci SA (Construction & engineering)	170,341	19,774
			195,665
	Germany—3.7%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	32,981	3,564
	CTS Eventim AG & Co. KGaA (Entertainment)	94,535	5,968
	Hannover Rueck SE (Insurance)	36,314	7,701
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	323,853	13,353
	MTU Aero Engines AG (Aerospace & defense)	78,971	20,457
	Nemetschek SE (Software)	39,751	2,977
	Siltronic AG (Semiconductors & semiconductor equipment)	24,057	1,838
			55,858

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—3.2%
*	ICON PLC (Life sciences tools & services)†	63,756	$15,952
	Kingspan Group PLC (Building products)	106,553	7,081
	Linde PLC (Chemicals)†	67,222	25,617
			48,650
	Israel—0.8%
*	Inmode Ltd. (Health care equipment & supplies)†	98,955	3,696
	Mizrahi Tefahot Bank Ltd. (Banks)	89,020	2,961
*	Nice Ltd.—ADR (Software)	27,818	5,745
			12,402
	Italy—2.1%
	Amplifon SpA (Health care providers & services)	101,068	3,705
	Azimut Holding SpA (Capital markets)	91,621	1,975
	Brembo SpA (Automobile components)	142,341	2,109
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	59,423	5,227
	Ferrari NV (Automobiles)†	37,979	12,351
	Moncler SpA (Textiles, apparel & luxury goods)	102,483	7,083
			32,450
	Netherlands—3.7%
*	Adyen NV (Financial services)	4,910	8,496
	ASML Holding NV (Semiconductors & semiconductor equipment)	41,025	29,680
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	64,554	6,995
	Euronext NV (Capital markets)	57,887	3,935
	IMCD NV (Trading companies & distributors)	31,643	4,548
	JDE Peet’s NV (Food products)	105,941	3,151
			56,805
	Norway—0.4%
*	AutoStore Holdings Ltd. (Machinery)	1,536,435	3,357
	Gjensidige Forsikring ASA (Insurance)	147,550	2,361
			5,718
	Spain—1.5%
*	Amadeus IT Group SA (Hotels, restaurants & leisure)	305,400	23,228
	Sweden—4.0%
	Atlas Copco AB (Machinery)	904,373	13,030
	Beijer Ref AB (Trading companies & distributors)	401,887	5,127
	Evolution AB (Hotels, restaurants & leisure)	80,097	10,143
	Fortnox AB (Software)	447,580	2,643
	Hemnet Group AB (Interactive media & services)	139,661	2,445

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2023

International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Hexagon AB (Electronic equipment, instruments & components)	1,197,529	$14,740
	Indutrade AB (Machinery)	202,431	4,559
	Lifco AB (Industrial conglomerates)	232,302	5,046
	Sweco AB (Construction & engineering)	177,262	1,951
	Vitrolife AB (Biotechnology)	68,745	1,335
			61,019
	Switzerland—5.9%
	Belimo Holding AG (Building products)	7,488	3,733
	Galenica AG (Health care providers & services)	49,778	4,018
	Lonza Group AG (Life sciences tools & services)	30,703	18,297
	Partners Group Holding AG (Capital markets)	8,279	7,785
*	Siegfried Holding AG (Life sciences tools & services)	4,039	3,335
*	SIG Group AG (Containers & packaging)	275,850	7,606
	Sika AG (Chemicals)	38,950	11,127
	Straumann Holding AG (Health care equipment & supplies)	70,055	11,361
	Tecan Group AG (Life sciences tools & services)	13,446	5,156
	VAT Group AG (Machinery)	14,003	5,789
	Zurich Insurance Group AG (Insurance)	24,804	11,775
			89,982

	United Kingdom—15.8%
	3i Group PLC (Capital markets)	382,314	9,461
*	Abcam PLC—ADR (Biotechnology)	197,881	4,842
	Ashtead Group PLC (Trading companies & distributors)	185,315	12,812
	AstraZeneca PLC (Pharmaceuticals)	164,784	23,598
	Beazley PLC (Insurance)	417,664	3,124
	Big Yellow Group PLC (Specialized REITs)	205,433	2,799
	Bunzl PLC (Trading companies & distributors)	199,751	7,608
	Compass Group PLC (Hotels, restaurants & leisure)	807,696	22,588
	ConvaTec Group PLC (Health care equipment & supplies)	2,553,997	6,656
	Croda International PLC (Chemicals)	68,108	4,866
	CVS Group PLC (Health care providers & services)	117,080	2,943
	Diageo PLC (Beverages)	367,141	15,755
	Diploma PLC (Trading companies & distributors)	120,200	4,555
	Experian PLC (Professional services)	415,188	15,914
	Greggs PLC (Hotels, restaurants & leisure)	130,281	4,226
	Halma PLC (Electronic equipment, instruments & components)	395,586	11,439

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Intermediate Capital Group PLC (Capital markets)	295,847	$5,176
	London Stock Exchange Group PLC (Capital markets)	199,234	21,168
	RELX PLC (Professional services)	233,931	7,787
	Renishaw PLC (Electronic equipment, instruments & components)	43,849	2,173
	Rentokil Initial PLC (Commercial services & supplies)	2,172,372	16,967
	Rotork PLC (Machinery)	1,067,461	4,132
	Segro PLC (Industrial REITs)	358,674	3,265
	Softcat PLC (IT services)	149,681	2,692
	Spectris PLC (Electronic equipment, instruments & components)	95,925	4,380
	Spirax-Sarco Engineering PLC (Machinery)	63,176	8,316
	SSE PLC (Electric utilities)	341,083	7,975
	Weir Group PLC (Machinery)	130,227	2,904
			240,121

	Emerging Asia—13.1%
	China—2.2%
	Airtac International Group (Machinery)	106,713	3,512
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	115,560	3,637
	Kweichow Moutai Co. Ltd. (Beverages)	41,799	9,723
	Proya Cosmetics Co. Ltd. (Personal care products)	115,189	1,781
	Silergy Corp. (Semiconductors & semiconductor equipment)	100,000	1,236
	Tencent Holdings Ltd. (Interactive media & services)	323,500	13,690
			33,579
	India—5.8%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	49,834	3,098
	Asian Paints Ltd. (Chemicals)	152,482	6,245
	Britannia Industries Ltd. (Food products)	52,294	3,203
	Havells India Ltd. (Electrical equipment)	235,933	3,687
	HDFC Bank Ltd. (Banks)	912,100	18,909
	Hindustan Unilever Ltd. (Personal care products)	239,108	7,800
	Infosys Ltd. (IT services)	386,948	6,310
*	InterGlobe Aviation Ltd. (Passenger airlines)	180,960	5,806
*	Max Healthcare Institute Ltd. (Health care providers & services)	361,568	2,645
	Nestle India Ltd. (Food products)	8,295	2,318
	Petronet LNG Ltd. (Oil, gas & consumable fuels)	1,175,961	3,196
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	663,923	20,664
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	30,215	1,134

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	41

International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Varun Beverages Ltd. (Beverages)	99,064	$973
	Voltas Ltd. (Construction & engineering)	254,560	2,360
			88,348
	Indonesia—1.9%
	Bank Central Asia Tbk PT (Banks)	32,431,200	19,793
	Telkom Indonesia Persero Tbk PT (Diversified telecommunication services)	30,923,800	8,250
			28,043
	South Korea—0.4%
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	12,468	6,330
	Taiwan—2.8%
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	71,000	3,659
	Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	114,000	1,819
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	364,000	8,041
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	287,532	29,018
			42,537

	Canada—8.5%
	Boyd Group Services, Inc. (Commercial services & supplies)	14,247	2,718
	Canadian National Railway Co. (Ground transportation)	153,177	18,549
	Canadian Pacific Kansas City Ltd. (Ground transportation)	276,527	22,335
	CCL Industries, Inc. (Containers & packaging)	150,606	7,403
	Dollarama, Inc. (Broadline retail)	256,432	17,367
	Intact Financial Corp. (Insurance)	96,501	14,900
*	Kinaxis, Inc. (Software)	25,461	3,638
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	18,271	6,916
	Metro, Inc. (Consumer staples distribution & retail)	211,446	11,942
	Parkland Corp. (Oil, gas & consumable fuels)	152,968	3,811
	Toromont Industries Ltd. (Trading companies & distributors)	95,970	7,884
	Toronto-Dominion Bank (Banks)	181,674	11,260
			128,723

	Japan—8.4%
	Ajinomoto Co., Inc. (Food products)	185,500	7,359
	BayCurrent Consulting, Inc. (Professional services)	89,600	3,333
	Benefit One, Inc. (Professional services)	167,100	1,696

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Daikin Industries Ltd. (Building products)	92,500	$18,760
	Disco Corp. (Semiconductors & semiconductor equipment)	35,100	5,500
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	105,200	2,042
	GMO Payment Gateway, Inc. (Financial services)	35,600	2,763
	Harmonic Drive Systems, Inc. (Machinery)	58,800	1,879
	Hoya Corp. (Health care equipment & supplies)	97,600	11,549
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	148,100	1,931
	Keyence Corp. (Electronic equipment, instruments & components)	49,000	23,041
	MonotaRO Co. Ltd. (Trading companies & distributors)	375,000	4,738
	Rakus Co. Ltd. (Software)	156,600	2,637
*	SHIFT, Inc. (IT services)	15,900	2,886
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	375,300	12,401
	SMS Co. Ltd. (Professional services)	71,600	1,426
	TechnoPro Holdings, Inc. (Professional services)	183,900	3,955
	TIS, Inc. (IT services)	166,300	4,139
	Tokio Marine Holdings, Inc. (Insurance)	378,000	8,684
	Tokyo Electron Ltd. (Semiconductors & semiconductor equipment)	52,900	7,537
			128,256

	Emerging Latin America—3.7%
	Argentina—0.3%
*	Globant SA (IT services)†	22,410	4,028
	Brazil—1.8%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	2,484,700	7,581
	Locaweb Servicos de Internet SA (IT services)	1,195,193	2,142
*	MercadoLibre, Inc. (Broadline retail)	6,089	7,213
	Raia Drogasil SA (Consumer staples distribution & retail)	766,064	4,736
	Rumo SA (Ground transportation)	679,100	3,148
	WEG SA (Electrical equipment)	354,900	2,798
			27,618
	Mexico—1.4%
	Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation infrastructure)	10,809	3,002
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	4,813,500	19,091
			22,093
	Peru—0.2%
	Credicorp Ltd. (Banks)†	20,509	3,028

See accompanying Notes to Financial Statements.

42	Semiannual Report	June 30, 2023

International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—3.7%
Australia—1.4%
CSL Ltd. (Biotechnology)	64,232	$11,869
IDP Education Ltd. (Diversified consumer services)	105,126	1,548
Pro Medicus Ltd. (Health care technology)	78,745	3,443
Steadfast Group Ltd. (Insurance)	1,129,204	4,513
		21,373
Hong Kong—1.7%
AIA Group Ltd. (Insurance)	1,712,200	17,284
Techtronic Industries Co. Ltd. (Machinery)	790,500	8,590
		25,874
Singapore—0.6%
DBS Group Holdings Ltd. (Banks)	405,600	9,450

Emerging Africa—0.4%
South Africa—0.4%
Bid Corp. Ltd. (Consumer staples distribution & retail)	243,696	5,351
Total Common Stocks—96.8% (cost $1,089,045)		1,471,202

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $38,548, collateralized by U.S. Treasury Note, 1.250%, due 08/15/31, valued at $39,312	$38,541	38,541
Total Repurchase Agreement—2.5% (cost $38,541)		38,541
Total Investments—99.3% (cost $1,127,586)		1,509,743
Cash and other assets, less liabilities—0.7%		11,078
Net assets—100.0%		$1,520,821

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.6%
Information Technology	16.7%
Financials	13.9%
Health Care	13.0%
Consumer Discretionary	11.5%
Consumer Staples	7.7%
Materials	5.1%
Energy	2.3%
Communication Services	2.1%
Real Estate	0.6%
Utilities	0.5%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.8%
British Pound Sterling	16.0%
U.S. Dollar	9.8%
Japanese Yen	8.7%
Canadian Dollar	6.8%
Swiss Franc	6.1%
Indian Rupee	6.0%
Danish Krone	4.6%
Swedish Krona	4.2%
Hong Kong Dollar	2.7%
Indonesian Rupiah	1.9%
Australian Dollar	1.5%
Brazilian Real	1.4%
Mexican Peso	1.3%
New Taiwan Dollar	1.2%
Chinese Yuan Renminbi	1.0%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	43

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

William Blair Institutional International Growth Fund (the “Fund”) posted a 11.31% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.10%.

Outperformance versus the Index was driven by both allocation and selection effects. Positive allocation effect was driven by overweights in the Industrials and Information Technology sectors and an underweight in the Real Estate sector. Positive security selection was primarily driven by Health Care and Materials, but this was partially offset by negative selection within Industrials and Information Technology. The strategy benefited from an underweight to China, but this was partially offset by an underweight to Japan.

Selection within the Health Care sector was bolstered by ICON, a clinical research organization (“CRO”) that has strong competitive advantages that position it to take share in the CRO market, particularly its site network approach and global presence. ICON has a very solid management team, in our view, that has a strong track-record of continuously improving and expanding business operations. ICON performed as expected during the first quarter, with revenues coming in in-line and earnings slightly beating expectations. Forward-looking guidance was also reaffirmed. Execution in the current environment remains impressive. Book-to-bill remained healthy at 1.22 times, which supports the full-year guidance.

Materials sector security selection was also positive, due in part to not owning stocks within the metals and mining industry, which has fallen along with the prices of commodities such as aluminum, nickel, silver, and copper. Also contributing was exposure to Shin-Etsu Chemical, a Japanese chemical company that specializes in PVC production and semiconductor wafer manufacturing (the base ingredient for computer chips). The company faces macro cross currents, with demand for PVC potentially falling as the U.S. and Chinese housing markets face headwinds, but demand for semiconductor wafers increasing along with the semi cycle and boom related to 5G and AI demand. The company’s recent results were in line with expectations and included 9.3% sales growth year-over-year and an increase in operating profit.

Within Industrials, Shenzhen Inovance Technology was the primary driver of negative selection. The company is a Chinese manufacturer of automation and electrical equipment, specializing in motion drives. From a macroeconomic standpoint, China’s reopening has been less robust than anticipated, which may weigh on near-term earnings. Medium term, forward-looking product mix changes indicate margin pressure from here. We exited the stock as a result.

Information Technology selection was also negative, largely driven by the strategy not owning companies within the tech hardware industry, which has had very strong performance in the first half of the year. Also contributing to negative security selection was SES-Imagotag, which fell after a short report came out hinting at potential accounting irregularities. The company has since issued a very robust rebuttal and we believe the short report is misguided. We increased our position slightly toward the end of the quarter.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

44	Semiannual Report	June 30, 2023

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023

	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	11.31%	15.09%	4.73%	4.86%	5.98%
MSCI ACW ex-U.S. IMI (net)	9.10	12.47	7.33	3.38	4.88

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	45

Institutional International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.7%
	Belgium—0.1%
	Warehouses De Pauw CVA (Industrial REITs)	48,653	$1,334
	Denmark—4.4%
	Coloplast AS (Health care equipment & supplies)	32,456	4,058
	DSV AS (Air freight & logistics)	66,667	14,001
*	Genmab AS (Biotechnology)	17,398	6,578
	Novo Nordisk AS (Pharmaceuticals)	95,780	15,432
			40,069
	Finland—0.3%
	Metso Oyj (Machinery)	150,725	1,817
	Valmet Oyj (Machinery)	31,663	880
			2,697
	France—12.7%
	Airbus SE (Aerospace & defense)	85,734	12,383
	Capgemini SE (IT services)	39,276	7,438
	Dassault Systemes SE (Software)	267,248	11,847
	Hermes International (Textiles, apparel & luxury goods)	5,793	12,579
	L’Oreal SA (Personal care products)	25,187	11,739
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	13,720	12,920
	Safran SA (Aerospace & defense)	77,241	12,092
	Sartorius Stedim Biotech (Life sciences tools & services)	14,577	3,638
	SEB SA (Household durables)	12,119	1,252
*	SES-imagotag SA (Electronic equipment, instruments & components)	10,795	1,107
	Thales SA (Aerospace & defense)	86,025	12,879
	TotalEnergies SE (Oil, gas & consumable fuels)	70,405	4,037
	Vinci SA (Construction & engineering)	100,500	11,666
			115,577
	Germany—3.6%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	19,402	2,097
	CTS Eventim AG & Co. KGaA (Entertainment)	55,817	3,523
	Hannover Rueck SE (Insurance)	21,441	4,547
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	189,226	7,802
	MTU Aero Engines AG (Aerospace & defense)	46,628	12,079
	Nemetschek SE (Software)	23,335	1,748
	Siltronic AG (Semiconductors & semiconductor equipment)	14,204	1,085
			32,881
	Ireland—3.2%
*	ICON PLC (Life sciences tools & services)†	37,668	9,425
	Kingspan Group PLC (Building products)	62,913	4,181
	Linde PLC (Chemicals)†	39,690	15,125
			28,731

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—0.8%
*	Inmode Ltd. (Health care equipment & supplies)†	58,371	$2,180
	Mizrahi Tefahot Bank Ltd. (Banks)	52,406	1,743
*	Nice Ltd.—ADR (Software)	16,381	3,383
			7,306
	Italy—2.1%
	Amplifon SpA (Health care providers & services)	59,599	2,185
	Azimut Holding SpA (Capital markets)	54,057	1,165
	Brembo SpA (Automobile components)	84,185	1,247
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	35,021	3,080
	Ferrari NV (Automobiles)†	22,424	7,293
	Moncler SpA (Textiles, apparel & luxury goods)	59,918	4,141
			19,111
	Netherlands—3.7%
*	Adyen NV (Financial services)	2,899	5,016
	ASML Holding NV (Semiconductors & semiconductor equipment)	24,352	17,618
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	38,085	4,127
	Euronext NV (Capital markets)	34,009	2,312
	IMCD NV (Trading companies & distributors)	18,613	2,675
	JDE Peet’s NV (Food products)	62,505	1,859
			33,607
	Norway—0.4%
*	AutoStore Holdings Ltd. (Machinery)	903,208	1,973
	Gjensidige Forsikring ASA (Insurance)	86,726	1,388
			3,361
	Spain—1.5%
*	Amadeus IT Group SA (Hotels, restaurants & leisure)	180,504	13,729
	Sweden—4.0%
	Atlas Copco AB (Machinery)	533,976	7,694
	Beijer Ref AB (Trading companies & distributors)	238,634	3,044
	Evolution AB (Hotels, restaurants & leisure)	47,291	5,989
	Fortnox AB (Software)	263,592	1,556
	Hemnet Group AB (Interactive media & services)	82,018	1,436
	Hexagon AB (Electronic equipment, instruments & components)	707,065	8,703
	Indutrade AB (Machinery)	119,177	2,684
	Lifco AB (Industrial conglomerates)	137,159	2,980
	Sweco AB (Construction & engineering)	104,068	1,145
	Vitrolife AB (Biotechnology)	40,441	785
			36,016

See accompanying Notes to Financial Statements.

46	Semiannual Report	June 30, 2023

Institutional International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—5.9%
	Belimo Holding AG (Building products)	4,419	$2,203
	Galenica AG (Health care providers & services)	29,289	2,364
	Lonza Group AG (Life sciences tools & services)	18,225	10,861
	Partners Group Holding AG (Capital markets)	4,888	4,596
*	Siegfried Holding AG (Life sciences tools & services)	2,385	1,969
*	SIG Group AG (Containers & packaging)	162,872	4,491
	Sika AG (Chemicals)	22,998	6,570
	Straumann Holding AG (Health care equipment & supplies)	41,363	6,708
	Tecan Group AG (Life sciences tools & services)	7,934	3,042
	VAT Group AG (Machinery)	8,268	3,418
	Zurich Insurance Group AG (Insurance)	14,645	6,953
			53,175

	United Kingdom—15.6%
	3i Group PLC (Capital markets)	225,572	5,582
*	Abcam PLC—ADR (Biotechnology)	117,423	2,873
	Ashtead Group PLC (Trading companies & distributors)	109,417	7,565
	AstraZeneca PLC (Pharmaceuticals)	97,223	13,923
	Beazley PLC (Insurance)	245,703	1,838
	Big Yellow Group PLC (Specialized REITs)	121,148	1,651
	Bunzl PLC (Trading companies & distributors)	117,852	4,489
	Compass Group PLC (Hotels, restaurants & leisure)	479,444	13,408
	ConvaTec Group PLC (Health care equipment & supplies)	1,503,440	3,918
	Croda International PLC (Chemicals)	40,213	2,873
	CVS Group PLC (Health care providers & services)	69,129	1,737
	Diageo PLC (Beverages)	216,774	9,302
	Diploma PLC (Trading companies & distributors)	71,239	2,700
	Experian PLC (Professional services)	245,142	9,396
	Greggs PLC (Hotels, restaurants & leisure)	76,713	2,488
	Halma PLC (Electronic equipment, instruments & components)	233,227	6,744
	Intermediate Capital Group PLC (Capital markets)	174,154	3,047
	London Stock Exchange Group PLC (Capital markets)	117,614	12,496
	RELX PLC (Professional services)	138,811	4,621
	Renishaw PLC (Electronic equipment, instruments & components)	26,005	1,289

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rentokil Initial PLC (Commercial services & supplies)	1,279,984	$9,997
	Rotork PLC (Machinery)	633,414	2,452
	Segro PLC (Industrial REITs)	211,590	1,926
	Softcat PLC (IT services)	88,221	1,587
	Spectris PLC (Electronic equipment, instruments & components)	56,508	2,580
	Spirax-Sarco Engineering PLC (Machinery)	37,170	4,893
	SSE PLC (Electric utilities)	201,389	4,709
	Weir Group PLC (Machinery)	77,275	1,723
			141,807

	Emerging Asia—12.9%
	China—2.2%
	Airtac International Group (Machinery)	62,204	2,047
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	68,200	2,146
	Kweichow Moutai Co. Ltd. (Beverages)	24,700	5,746
	Proya Cosmetics Co. Ltd. (Personal care products)	69,076	1,068
	Silergy Corp. (Semiconductors & semiconductor equipment)	59,000	729
	Tencent Holdings Ltd. (Interactive media & services)	191,000	8,083
			19,819
	India—5.7%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	29,421	1,829
	Asian Paints Ltd. (Chemicals)	90,481	3,706
	Britannia Industries Ltd. (Food products)	30,874	1,891
	Havells India Ltd. (Electrical equipment)	139,291	2,177
	HDFC Bank Ltd. (Banks)	538,488	11,164
	Hindustan Unilever Ltd. (Personal care products)	141,164	4,605
	Infosys Ltd. (IT services)	228,447	3,726
*	InterGlobe Aviation Ltd. (Passenger airlines)	106,837	3,428
*	Max Healthcare Institute Ltd. (Health care providers & services)	213,463	1,561
	Nestle India Ltd. (Food products)	4,922	1,375
	Petronet LNG Ltd. (Oil, gas & consumable fuels)	694,267	1,887
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	391,968	12,200
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	17,935	673
	Varun Beverages Ltd. (Beverages)	58,804	577
	Voltas Ltd. (Construction & engineering)	150,287	1,393
			52,192

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	47

Institutional International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.8%
	Bank Central Asia Tbk PT (Banks)	19,146,830	$11,685
	Telkom Indonesia Persero Tbk PT (Diversified telecommunication services)	18,256,900	4,871
			16,556
	South Korea—0.4%
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	7,361	3,737
	Taiwan—2.8%
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	42,000	2,164
	Globalwafers Co. Ltd. (Semiconductors & semiconductor equipment)	67,000	1,069
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	215,000	4,750
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	169,600	17,116
			25,099

	Canada—8.4%
	Boyd Group Services, Inc. (Commercial services & supplies)	8,404	1,603
	Canadian National Railway Co. (Ground transportation)	90,374	10,944
	Canadian Pacific Kansas City Ltd. (Ground transportation)	163,138	13,177
	CCL Industries, Inc. (Containers & packaging)	88,922	4,371
	Dollarama, Inc. (Broadline retail)	151,407	10,254
	Intact Financial Corp. (Insurance)	56,977	8,797
*	Kinaxis, Inc. (Software)	15,033	2,148
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	10,788	4,083
	Metro, Inc. (Consumer staples distribution & retail)	124,712	7,044
	Parkland Corp. (Oil, gas & consumable fuels)	90,318	2,250
	Toromont Industries Ltd. (Trading companies & distributors)	56,664	4,655
	Toronto-Dominion Bank (Banks)	107,195	6,644
			75,970

	Japan—8.4%
	Ajinomoto Co., Inc. (Food products)	110,000	4,364
	BayCurrent Consulting, Inc. (Professional services)	52,600	1,957
	Benefit One, Inc. (Professional services)	98,800	1,003
	Daikin Industries Ltd. (Building products)	54,900	11,135
	Disco Corp. (Semiconductors & semiconductor equipment)	20,800	3,259
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	61,900	1,202

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	GMO Payment Gateway, Inc. (Financial services)	20,900	$1,622
	Harmonic Drive Systems, Inc. (Machinery)	34,700	1,109
	Hoya Corp. (Health care equipment & supplies)	57,600	6,816
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	87,100	1,135
	Keyence Corp. (Electronic equipment, instruments & components)	29,000	13,636
	MonotaRO Co. Ltd. (Trading companies & distributors)	222,200	2,807
	Rakus Co. Ltd. (Software)	91,900	1,547
*	SHIFT, Inc. (IT services)	9,400	1,707
	Shin-Etsu Chemical Co. Ltd. (Chemicals)	221,600	7,323
	SMS Co. Ltd. (Professional services)	42,200	840
	TechnoPro Holdings, Inc. (Professional services)	108,600	2,335
	TIS, Inc. (IT services)	98,100	2,441
	Tokio Marine Holdings, Inc. (Insurance)	223,200	5,128
	Tokyo Electron Ltd. (Semiconductors & semiconductor equipment)	31,400	4,474
			75,840

	Asia—3.7%
	Australia—1.4%
	CSL Ltd. (Biotechnology)	38,138	7,047
	IDP Education Ltd. (Diversified consumer services)	62,071	914
	Pro Medicus Ltd. (Health care technology)	46,494	2,033
	Steadfast Group Ltd. (Insurance)	665,203	2,659
			12,653
	Hong Kong—1.7%
	AIA Group Ltd. (Insurance)	1,010,863	10,204
	Techtronic Industries Co. Ltd. (Machinery)	467,000	5,075
			15,279
	Singapore—0.6%
	DBS Group Holdings Ltd. (Banks)	239,300	5,575

	Emerging Latin America—3.7%
	Argentina—0.3%
*	Globant SA (IT services)	13,232	2,378
	Brazil—1.8%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	1,467,000	4,476
	Locaweb Servicos de Internet SA (IT services)	705,586	1,264
*	MercadoLibre, Inc. (Broadline retail)	3,595	4,259
	Raia Drogasil SA (Consumer staples distribution & retail)	451,400	2,791

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2023

Institutional International Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Brazil—(continued)
Rumo SA (Ground transportation)	400,800	$1,858
WEG SA (Electrical equipment)	209,600	1,652
		16,300
Mexico—1.4%
Grupo Aeroportuario del Sureste SAB de CV—ADR (Transportation infrastructure)	6,457	1,793
Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	2,833,800	11,240
		13,033
Peru—0.2%
Credicorp Ltd. (Banks)	12,110	1,788

Emerging Africa—0.3%
South Africa—0.3%
Bid Corp. Ltd. (Consumer staples distribution & retail)	143,874	3,159
Total Common Stocks—95.7% (cost $646,792)		868,779

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $27,627, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $28,175	$27,622	27,622
Total Repurchase Agreement—3.1% (cost $27,622)		27,622
Total Investments—98.8% (cost $674,414)		896,401
Cash and other assets, less liabilities—1.2%		11,341
Net assets—100.0%		$907,742

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.6%
Information Technology	16.7%
Financials	13.9%
Health Care	13.0%
Consumer Discretionary	11.5%
Consumer Staples	7.7%
Materials	5.1%
Energy	2.3%
Communication Services	2.1%
Real Estate	0.6%
Utilities	0.5%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.8%
British Pound Sterling	16.0%
U.S. Dollar	9.8%
Japanese Yen	8.7%
Canadian Dollar	6.8%
Swiss Franc	6.1%
Indian Rupee	6.0%
Danish Krone	4.6%
Swedish Krona	4.2%
Hong Kong Dollar	2.7%
Indonesian Rupiah	1.9%
Australian Dollar	1.5%
Brazilian Real	1.4%
Mexican Peso	1.3%
New Taiwan Dollar	1.2%
Chinese Yuan Renminbi	1.0%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	49

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell D. J. Neiman, CFA

The William Blair International Small Cap Growth Fund (Class N shares) (the “Fund”) posted an 8.66% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 6.84%.

Six-month outperformance versus the Index was primarily driven by strong relative performance in the first quarter of 2023. From an attribution perspective, favorable allocation effects across sectors, especially the underweight to Real Estate, coupled with positive stock selection within the Health Care and Consumer Discretionary sectors, more than offset weaker stock selection within Consumer Staples and Industrials.

Health Care stock selection was bolstered by Abcam. Abcam is a leading producer and distributor of life sciences reagents that are fundamental to scientific research. Abcam participates in a market with strong competitors, and consistent new product launches are a requirement to maintain a competitive edge. Abcam’s platform and ongoing relationships with life sciences researchers enable the company to see growing areas of interest in the research community and product launches can be tailored appropriately. The share price strengthened in June after the company announced the possibility of strategic transaction. The comprehensive transaction process will begin immediately and will evaluate a broad range of options to maximize shareholder value, including a potential sale of the company.

Consumer Discretionary stock selection was positive due to Jumbo. Jumbo is a variety discount retailer operating 82 stores across Greece (52% of sales) and southern/central Europe (Romania is the No. 2 market). In our view, the appeal of Jumbo is its unique assortment; key categories are seasonal, home products, and toys. The strong returns profile and long-track record of success can be attributed to operational execution (excellent merchandising, cost discipline, working capital management, etc.). The company started off the year strong by delivering 40% sales growth in January and February following a 14% increase in fiscal year 2022. Strong earnings and subsequent upgrades drove share price expansion year-to-date.

Partially offsetting these effects was weaker stock selection within Consumer Staples driven by Sichuan Swellfun. Sichuan Swellfun was established in 1993 but traces its origins to China’s oldest baijiu distillery with more than 600 years of history dating to the late Yuan and early Ming dynasties. It is a national strong flavor baijiu brand with well-known high-end positioning. The share price softened on lower first-quarter results, slower payments from distributors as the company focused on reducing inventories, and slow demand recovery.

Information Technology stock selection was slightly weaker due to Kin & Carta. Kin & Carta is a digital information technology service consultancy and provider, with strong presence in the United States and growing presence in Europe. The company completed a business transformation over the past three years and is now a focused, pure digital information technology services company. The share price sharply declined in February with the company pointing to significant macroeconomic headwinds, resulting in a first-half 2023 organic revenue decline of 6%. Kin & Carta’s trading update reflects macroeconomic uncertainties impacting customer spending, elongated sales cycles, and slower project ramp-up. We exited the position on continued demand weakness and lowered confidence of a near-term recovery, after the company’s third-quarter trading update.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

50	Semiannual Report	June 30, 2023

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	8.66%	15.43%	1.24%	1.20%	4.23%
Class I	8.81	15.71	1.49	1.46	4.53
Class R6	8.84	15.70	1.58	1.55	4.64
MSCI ACW ex-U.S. Small Cap Index (net)	6.84	10.93	8.15	2.62	5.75

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	51

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—35.4%
	Belgium—1.4%
	Melexis NV (Semiconductors & semiconductor equipment)	24,098	$2,364
	Warehouses De Pauw CVA (Industrial REITs)	32,789	899
			3,263
	Finland—1.2%
*	Musti Group Oyj (Specialty retail)	53,728	1,049
	Valmet Oyj (Machinery)	60,893	1,693
			2,742
	France—2.5%
	Dassault Aviation SA (Aerospace & defense)	15,023	3,006
	SEB SA (Household durables)	10,908	1,127
*	SES-imagotag SA (Electronic equipment, instruments & components)	17,337	1,778
			5,911
	Germany—2.8%
	CTS Eventim AG & Co. KGaA (Entertainment)	58,608	3,699
	Siltronic AG (Semiconductors & semiconductor equipment)	37,819	2,889
			6,588
	Israel—2.2%
	First International Bank Of Israel Ltd. (Banks)	32,443	1,262
*	Inmode Ltd. (Health care equipment & supplies)†	93,415	3,489
	Maytronics Ltd. (Household durables)	37,210	509
			5,260
	Italy—5.7%
	Amplifon SpA (Health care providers & services)	28,685	1,051
	Ariston Holding NV (Household durables)	374,983	3,961
	Azimut Holding SpA (Capital markets)	62,247	1,342
	Brembo SpA (Automobile components)	122,410	1,814
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	33,271	2,926
	Carel Industries SpA (Building products)	74,169	2,234
			13,328
	Netherlands—2.8%
	BE Semiconductor Industries NV (Semiconductors & semiconductor equipment)	45,474	4,927
	JDE Peet’s NV (Food products)	52,803	1,571
			6,498
	Norway—1.9%
*	AutoStore Holdings Ltd. (Machinery)	602,464	1,316
	Gjensidige Forsikring ASA (Insurance)	130,099	2,083
	TOMRA Systems ASA (Machinery)	71,439	1,148
			4,547

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—11.2%
	AddTech AB (Trading companies & distributors)	141,579	$3,082
	Beijer Ref AB (Trading companies & distributors)	192,421	2,455
	Biotage AB (Life sciences tools & services)	126,170	1,570
	Bravida Holding AB (Commercial services & supplies)	108,995	1,047
	Bufab AB (Trading companies & distributors)	59,829	2,046
	Fortnox AB (Software)	475,444	2,807
	Hemnet Group AB (Interactive media & services)	83,941	1,469
	Lagercrantz Group AB (Electronic equipment, instruments & components)	186,364	2,402
	Lifco AB (Industrial conglomerates)	120,213	2,612
	MIPS AB (Leisure products)	33,646	1,666
	Nolato AB (Industrial conglomerates)	184,638	868
*	Sdiptech AB (Commercial services & supplies)	61,101	1,514
	Sweco AB (Construction & engineering)	140,746	1,549
	Vitrolife AB (Biotechnology)	69,441	1,348
			26,435
	Switzerland—3.7%
	Galenica AG (Health care providers & services)	39,876	3,219
	Kardex Holding AG (Machinery)	14,584	3,267
*	Siegfried Holding AG (Life sciences tools & services)	2,762	2,280
			8,766

	Emerging Asia—15.3%
	China—2.7%
	Chacha Food Co. Ltd. (Food products)	425,200	2,430
	Proya Cosmetics Co. Ltd. (Personal care products)	161,991	2,505
	Sichuan Swellfun Co. Ltd. (Beverages)	185,782	1,507
			6,442
	India—8.2%
*	Aavas Financiers Ltd. (Financial services)	94,131	1,767
	AU Small Finance Bank Ltd. (Banks)	518,711	4,769
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	125,839	1,752
*	Max Healthcare Institute Ltd. (Health care providers & services)	189,427	1,385
	Motherson Sumi Wiring India Ltd. (Automobile components)	2,691,267	1,893
	Polycab India Ltd. (Electrical equipment)	50,074	2,169
	Tube Investments of India Ltd. (Automobile components)	38,848	1,506

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2023

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	UPL Ltd. (Chemicals)	109,096	$914
	Varun Beverages Ltd. (Beverages)	322,366	3,163
			19,318
	Indonesia—0.5%
	Bank Negara Indonesia Persero Tbk PT (Banks)	1,919,700	1,172
	South Korea—0.7%
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	133,605	1,561
	Taiwan—2.7%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	23,600	2,160
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	34,000	1,752
	Voltronic Power Technology Corp. (Electrical equipment)	38,451	2,426
			6,338
	Thailand—0.5%
	Tisco Financial Group PCL (Banks)	424,700	1,162

	United Kingdom—13.2%
*	Abcam PLC—ADR (Biotechnology)	153,084	3,746
	Beazley PLC (Insurance)	512,524	3,834
	Burford Capital Ltd. (Financial services)	167,016	2,033
	CVS Group PLC (Health care providers & services)	55,984	1,407
	Diploma PLC (Trading companies & distributors)	115,453	4,375
	Greggs PLC (Hotels, restaurants & leisure)	78,644	2,551
	IntegraFin Holdings PLC (Capital markets)	248,998	749
	Pets at Home Group PLC (Specialty retail)	394,651	1,888
	Renishaw PLC (Electronic equipment, instruments & components)	59,245	2,936
	Rotork PLC (Machinery)	1,021,784	3,955
	Safestore Holdings PLC (Specialized REITs)	86,867	937
	Softcat PLC (IT services)	148,460	2,670
			31,081

	Japan—12.8%
	AZ-COM MARUWA Holdings, Inc. (Air freight & logistics)	118,000	1,579
	BayCurrent Consulting, Inc. (Professional services)	104,200	3,876
	Benefit One, Inc. (Professional services)	167,300	1,699
	Food & Life Cos. Ltd. (Hotels, restaurants & leisure)	76,500	1,485
	Fukuoka Financial Group, Inc. (Banks)	49,900	1,028
	GMO Payment Gateway, Inc. (Financial services)	14,700	1,141

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Japan Elevator Service Holdings Co. Ltd. (Commercial services & supplies)	168,000	$2,190
	Kotobuki Spirits Co. Ltd. (Food products)	12,500	911
	Meitec Corp. (Professional services)	126,200	2,164
	Nihon M&A Center Holdings, Inc. (Professional services)	88,200	672
	Prestige International, Inc. (Commercial services & supplies)	175,100	738
	Rakus Co. Ltd. (Software)	79,700	1,342
*	SHIFT, Inc. (IT services)	12,500	2,269
	SIGMAXYZ Holdings, Inc. (Professional services)	93,200	893
	SMS Co. Ltd. (Professional services)	146,900	2,925
	TechnoPro Holdings, Inc. (Professional services)	162,300	3,490
	TIS, Inc. (IT services)	63,900	1,590
			29,992

	Emerging Latin America—7.0%
	Brazil—2.3%
	Arezzo Industria e Comercio SA (Textiles, apparel & luxury goods)	60,000	991
	Rumo SA (Ground transportation)	412,500	1,912
	TOTVS SA (Software)	379,300	2,375
			5,278
	Mexico—4.7%
*	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real estate management & development)	6,440	208
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	708,900	2,301
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	360,400	3,832
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	85,825	2,399
	Qualitas Controladora SAB de CV (Insurance)	172,900	1,279
	Regional SAB de CV (Banks)	151,900	1,101
			11,120

	Canada—5.8%
	Boyd Group Services, Inc. (Commercial services & supplies)	14,418	2,751
	EQB, Inc. (Banks)	27,751	1,466
*	Kinaxis, Inc. (Software)	25,967	3,711
	North West Co., Inc. (Consumer staples distribution & retail)	90,881	2,154
	Parkland Corp. (Oil, gas & consumable fuels)	94,145	2,345
	Richelieu Hardware Ltd. (Trading companies & distributors)	39,334	1,244
			13,671

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	53

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—5.4%
Australia—4.0%
EBOS Group Ltd. (Health care providers & services)	85,965	$1,939
IDP Education Ltd. (Diversified consumer services)	54,750	806
Johns Lyng Group Ltd. (Construction & engineering)	165,368	586
Pro Medicus Ltd. (Health care technology)	60,356	2,639
Steadfast Group Ltd. (Insurance)	878,798	3,512
		9,482
New Zealand—1.4%
Mainfreight Ltd. (Air freight & logistics)	73,165	3,233

Emerging Europe, Africa—3.0%
Greece—0.9%
JUMBO SA (Specialty retail)	74,025	2,036
Poland—0.6%
*Dino Polska SA (Consumer staples distribution & retail)	12,438	1,452
South Africa—1.5%
Bidvest Group Ltd. (Industrial conglomerates)	86,478	1,202
Clicks Group Ltd. (Consumer staples distribution & retail)	174,416	2,421
		3,623
Total Common Stocks—97.9% (cost $211,082)		230,299
Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $4,923, collateralized by U.S. Treasury Note, 1.250%, due 08/15/31, valued at $5,021	$4,922	4,922
Total Repurchase Agreement—2.1% (cost $4,922)		4,922
Total Investments—100.0% (cost $216,004)		235,221
Cash and other assets, less liabilities—0.0%		113
Net assets—100.0%		$235,334

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	33.8%
Information Technology	17.2%
Financials	13.7%
Consumer Discretionary	11.4%
Health Care	10.5%
Consumer Staples	7.9%
Communication Services	2.2%
Real Estate	1.9%
Energy	1.0%
Materials	0.4%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	17.5%
Japanese Yen	13.0%
British Pound Sterling	11.9%
Swedish Krona	11.5%
Indian Rupee	8.4%
Canadian Dollar	5.9%
Mexican Peso	4.7%
Swiss Franc	3.8%
Australian Dollar	3.3%
U.S. Dollar	3.2%
Chinese Yuan Renminbi	2.8%
New Taiwan Dollar	2.8%
Brazilian Real	2.3%
New Zealand Dollar	2.2%
Norwegian Krone	2.0%
South African Rand	1.6%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

54	Semiannual Report	June 30, 2023

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Emerging Markets Leaders Fund (Class N shares) (the “Fund”) posted a 4.70% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 4.89%.

The slight underperformance against the Index year-to-date was partly due to style headwinds amid strong outperformance of low valuation stocks. From a sector perspective, the underperformance was driven by negative stock selection within Chinese Consumer Discretionary holdings and Energy exposure. Within the Consumer Discretionary sector, China Tourism Duty Free (“China Tourism”) and JD.com (“JD”) were notable detractors to relative results. China Tourism is the leading Chinese duty-free operator. Following a sharp rally in late 2022, as the government announced the abandonment of COVID-19 lockdowns, the stock has weakened year-to-date amid concerns about the pace of the consumer recovery in China and specifically the slow resumption of international travel. While China Tourism operates non-airport duty free shopping, foot traffic in those locations has been lighter than expected. Additionally, operational concerns including gate capacity at arrival airports and maintenance requirements for wide-body jets that were not operated through China’s COVID-19 lockdowns have reduced near-term expectations for a sales recovery in airport locations. JD, which has also faced headwinds from the slower-than-expected consumer recovery in China, was sold on our view of a diminished competitive advantage as the barriers to entry for JD’s logistics business have fallen and there has been a rapid increase of competition in e-commerce from streaming video platforms and other smaller players. Both companies were exited in the second quarter.

Despite strong performance by the Energy sector, relative performance was hampered by weak performance by Indian company Reliance Industries Limited (“Reliance”), driven by its diversified business model and lower exposure to energy commodities. We believe Reliance’s transformation from an asset-heavy, cyclical energy business to more diversified, end-consumer businesses with a large and expanding total addressable market will continue to drive strong growth and returns over the long term, while the legacy energy business will continue to provide earnings support in the near term. The stock underperformed early in the year on broad weakness in Indian equities but has recovered into the second quarter as India recovered and Reliance’s fundamental results were strong, quelling investor concerns about Reliance’s increased capital expenditure and rising debt level as well as slower Indian retail growth.

Partially offsetting these effects was an overweight to and positive stock selection within Brazil, including MercadoLibre and Banco BTG Pactual (“BTG Pactual”) and positioning within the Information Technology sector. MercadoLibre is a leading e-commerce platform in Latin America with a best-in-class ecosystem of services such as logistics and payments, which allows the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. MercadoLibre continued to deliver strong results in the fourth quarter of 2022 with robust improvement in profitability that exceeded consensus expectations on the back of its expanding market share in commerce and fintech and increasing traffic monetization and user engagement. BTG Pactual is an investment bank and wealth/asset manager based in Brazil with a presence across Latin America. The company still operates as a partnership and has been on a path of diversifying revenues away from the more volatile investment banking business into a more stable revenue stream from its wealth and asset management and corporate lending businesses. BTG Pactual outperformed on a combination of Brazil’s recovery and strong fundamental results led by above-expectations growth in the more stable business units mentioned above.

June 30, 2023	William Blair Funds	55

Emerging Markets Leaders Fund

Within the Information Technology sector, hardware positions drove strong relative performance, led by Taiwan Semiconductor Manufacturing Company (“TSMC”). TSMC is the world-leading independent foundry with unique manufacturing capabilities in leading edge chips. The stock strengthened despite challenging near-term dynamics, including soft demand from China as cutting-edge technology companies globally outperformed on expectations for artificial intelligence to drive long-term demand. Additionally, management provided an encouraging semiconductor cycle outlook for the end of 2023 despite near-term weakness as TSMC expects the ongoing inventory correction to bottom in the first half of 2023, followed by a recovery later in the year.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

56	Semiannual Report	June 30, 2023

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	4.70%	1.11%	(1.65)%	0.56%	2.56%
Class I	4.69	1.22	(1.46)	0.81	2.84
Class R6	4.81	1.22	(1.39)	0.86	2.91
MSCI Emerging Markets Index (net)	4.89	1.75	2.32	0.93	2.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	57

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—71.2%
	China—23.1%
	Airtac International Group (Machinery)	137,000	$4,509
*	Alibaba Group Holding Ltd. (Broadline retail)	743,328	7,703
	ANTA Sports Products Ltd. (Textiles, apparel & luxury goods)	289,000	2,952
	China Merchants Bank Co. Ltd. (Banks)	988,000	4,488
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	96,020	3,022
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	515,441	3,322
	Kweichow Moutai Co. Ltd. (Beverages)	29,059	6,759
	Midea Group Co. Ltd. (Household durables)	681,800	5,526
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	391,100	3,454
	Silergy Corp. (Semiconductors & semiconductor equipment)	85,000	1,051
	Suzhou Maxwell Technologies Co. Ltd. (Electrical equipment)	150,033	3,496
	Tencent Holdings Ltd. (Interactive media & services)	371,900	15,738
	Wuxi Lead Intelligent Equipment Co. Ltd. (Machinery)	587,869	2,925
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	110,800	4,364
	Total China		69,309
	India—21.3%
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	37,891	2,355
	Asian Paints Ltd. (Chemicals)	63,055	2,583
	Bajaj Finance Ltd. (Consumer finance)	61,526	5,373
	Britannia Industries Ltd. (Food products)	69,848	4,278
	Havells India Ltd. (Electrical equipment)	158,513	2,477
	HDFC Bank Ltd. (Banks)	389,741	8,080
	Hindustan Unilever Ltd. (Personal care products)	69,398	2,264
	Housing Development Finance Corp. Ltd. (Financial services)	160,194	5,508
	Infosys Ltd. (IT services)	248,050	4,045
*	InterGlobe Aviation Ltd. (Passenger airlines)	226,810	7,277
	Pidilite Industries Ltd. (Chemicals)	71,159	2,261
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	323,626	10,073
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	43,856	1,633
	UPL Ltd. (Chemicals)	521,331	4,368
	Varun Beverages Ltd. (Beverages)	149,132	1,463
			64,038

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—7.1%
	Bank Central Asia Tbk PT (Banks)	21,578,700	$13,170
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	16,944,700	6,131
	Telkom Indonesia Persero Tbk PT (Diversified telecommunication services)	8,106,700	2,163
			21,464
	South Korea—5.8%
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	242,954	13,312
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	8,087	4,106
			17,418
	Taiwan—12.5%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	20,000	1,830
	E.Sun Financial Holding Co. Ltd. (Banks)	4,204,259	3,517
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	37,000	2,625
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	174,000	3,844
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	240,189	24,240
	Voltronic Power Technology Corp. (Electrical equipment)	25,000	1,577
			37,633
	Thailand—1.4%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	5,273,700	4,128

	Emerging Latin America—24.7%
	Argentina—1.7%
	*Globant SA (IT services)†	28,568	5,134
	Brazil—16.4%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	3,041,700	9,281
	Banco BTG Pactual SA (Capital markets)	771,900	5,070
	Locaweb Servicos de Internet SA (IT services)	2,122,000	3,802
*	MercadoLibre, Inc. (Broadline retail)	7,766	9,200
	Raia Drogasil SA (Consumer staples distribution & retail)	610,184	3,772
	Rumo SA (Ground transportation)	1,000,900	4,640
	TOTVS SA (Software)	863,200	5,405
	WEG SA (Electrical equipment)	1,027,100	8,098
			49,268

See accompanying Notes to Financial Statements.

58	Semiannual Report	June 30, 2023

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Mexico—4.9%
Grupo Aeroportuario del Pacifico SAB de CV (Transportation infrastructure)	208,500	$3,752
Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	2,801,000	11,110
		14,862
Peru—1.7%
Credicorp Ltd. (Banks)†	34,560	5,102

Emerging Mid-East, Africa—4.0%
Saudi Arabia—1.4%
Saudi Arabian Oil Co. (Oil, gas & consumable fuels)	485,253	4,172
South Africa—1.9%
Capitec Bank Holdings Ltd. (Banks)	20,956	1,746
Clicks Group Ltd. (Consumer staples distribution & retail)	271,870	3,774
		5,520
United Arab Emirates—0.7%
Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	2,057,514	2,185

Asia—0.9%
Hong Kong—0.9%
AIA Group Ltd. (Insurance)	272,200	2,748
Total Common Stocks—100.8% (cost $279,315)		302,981
Total Investments—100.8% (cost $279,315)		302,981
Liabilities, plus cash and other assets—(0.8)%		(2,522)
Net assets—100.0%		$300,459

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	23.3%
Information Technology	22.9%
Industrials	14.9%
Consumer Staples	12.1%
Consumer Discretionary	9.6%
Communication Services	5.9%
Energy	4.7%
Health Care	3.6%
Materials	3.0%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	21.1%
U.S. Dollar	14.4%
Brazilian Real	13.2%
Hong Kong Dollar	11.1%
Chinese Yuan Renminbi	10.8%
Indonesian Rupiah	7.1%
New Taiwan Dollar	6.3%
South Korean Won	5.8%
Mexican Peso	4.9%
South African Rand	3.2%
Thai Baht	1.4%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	59

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets Growth Fund (Class N shares) (the “Fund”) posted a 5.22% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 5.62%.

Performance versus the Index year-to-date was driven by a combination of country allocation and stock selection effects despite continued style headwinds amid strong outperformance of low-valuation stocks. Positive relative performance was primarily driven by stock selection effects across most sectors and an underweight allocation to China. Stock selection was particularly strong within the Information Technology and Communication Services sectors.

Within Information Technology, hardware positions drove strong relative performance, led by Taiwan Semiconductor Manufacturing Company (“TSMC”). TSMC is the world’s leading independent foundry with unique manufacturing capabilities in leading-edge chips. The stock strengthened despite challenging near-term dynamics, including soft demand from China as cutting-edge technology companies globally outperformed on expectations for artificial intelligence to drive long-term demand. In addition, management provided an encouraging semiconductor cycle outlook for the end of 2023 despite near-term weakness as TSMC expects the ongoing inventory correction to bottom in the first half of 2023, followed by a recovery later in the year.

Within Communication Services, JYP Entertainment (“JYP”) and NetEase added to relative performance in the period. JYP plans, produces, promotes, and markets Korean singers in both Korean and overseas markets. It also engages in licensing, merchandising, and artist management business including non-musical pursuits of its artists. JYP is benefiting from the growing global popularity of Korean pop music, and JYP’s recent stadium tour in Japan reached record profitability as merchandising and intellectual property licensing expands with its fan base. NetEase is a leading internet technology company in China providing online services, including online games, community, communication, and commerce. NetEase has benefited from reduced regulatory scrutiny versus its peers and a strong start to the year, driven by revenue growth in its legacy games portfolio and mobile games growth that outpaced expectations.

Partially offsetting these effects was negative stock selection within the Consumer Discretionary sector and China and an underweight to Korea. Within the Consumer Discretionary sector, China Tourism Group Duty Free (“China Tourism”) and Chinese e-commerce positions in JD.com (“JD”) and Alibaba were among the key detractors for the six-month period. China Tourism is the leading Chinese duty-free operator. Following a sharp rally in late 2022, as the government announced the abandonment of COVID-19 lockdowns, China Tourism’s stock has weakened year-to-date amid concerns about the pace of the consumer recovery in China and specifically the slow resumption of international travel. While China Tourism operates non-airport duty-free shopping, foot traffic in those locations has been lighter than expected. In addition, operational concerns including gate capacity at arrival airports and maintenance requirements for wide-body jets that were not operated through China’s COVID-19 lockdowns have reduced near term expectations for a sales recovery in airport locations. The position was exited in the second quarter.

60	Semiannual Report	June 30, 2023

Emerging Markets Growth Fund

In e-commerce, both JD and Alibaba, the leading e-commerce platforms in China, pulled back in the first half of the year following a rebound on reopening news due to softer-than-expected sales at the beginning of the year as consumer and business confidence remained weak. JD was sold on our view of a diminished competitive advantage as the barriers to entry for its logistics business have fallen and the rapid increase of competition in e-commerce from streaming video platforms and other smaller players taking market share. Despite fundamental results being in line with expectations and positive corporate governance news, including the spinoffs of six independent business units, Alibaba also underperformed due to slow consumer recovery. We remain confident in Alibaba’s position as the dominant provider of goods and services through its diversified platform and believe its restructuring will provide a tailwind to Alibaba’s low valuation relative to e-commerce peers.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

June 30, 2023	William Blair Funds	61

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	5.22%	(2.53)%	(0.58)%	1.88%	3.80%
Class I	5.29	(2.30)	(0.34)	2.15	4.06
Class R6	5.32	(2.27)	(0.25)	2.21	4.16
MSCI Emerging Markets IMI (net)	5.62	3.19	3.60	1.42	3.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

62	Semiannual Report	June 30, 2023

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.5%
	China—15.5%
	Airtac International Group (Machinery)	162,852	$5,360
*	Alibaba Group Holding Ltd. (Broadline retail)	1,745,500	18,087
	ANTA Sports Products Ltd. (Textiles, apparel & luxury goods)	476,000	4,863
	Hundsun Technologies, Inc. (Software)	236,600	1,441
	Kweichow Moutai Co. Ltd. (Beverages)	60,274	14,020
	Li Ning Co. Ltd. (Textiles, apparel & luxury goods)	931,000	5,008
*	Meituan (Hotels, restaurants & leisure)	251,036	3,918
	NetEase, Inc. (Entertainment)	531,300	10,347
	Proya Cosmetics Co. Ltd. (Personal care products)	285,788	4,419
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	221,063	1,952
	Tencent Holdings Ltd. (Interactive media & services)	711,360	30,103
	Wuliangye Yibin Co. Ltd. (Beverages)	329,599	7,416
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	76,900	3,029
	Zhejiang Supcon Technology Co. Ltd. (Electronic equipment, instruments & components)	261,050	2,254
			112,217
	India—22.4%
	ABB India Ltd. (Electrical equipment)	103,074	5,552
	APL Apollo Tubes Ltd. (Metals & mining)	134,009	2,124
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	69,734	4,335
	Asian Paints Ltd. (Chemicals)	90,342	3,700
	Astral Ltd. (Building products)	72,984	1,765
	Bajaj Finance Ltd. (Consumer finance)	94,726	8,273
	Bharat Electronics Ltd. (Aerospace & defense)	2,423,768	3,701
	Britannia Industries Ltd. (Food products)	79,655	4,879
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	606,367	2,787
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	283,593	3,948
	Cummins India Ltd. (Machinery)	64,857	1,535
*	Devyani International Ltd. (Hotels, restaurants & leisure)	620,032	1,422
	Dixon Technologies India Ltd. (Household durables)	47,912	2,567
	Havells India Ltd. (Electrical equipment)	112,036	1,751
	HDFC Bank Ltd. (Banks)	853,495	17,694
	HDFC Life Insurance Co. Ltd. (Insurance)	68,466	541
	Hindustan Unilever Ltd. (Personal care products)	111,219	3,628
	Housing Development Finance Corp. Ltd. (Financial services)	277,988	9,557
	Indian Hotels Co. Ltd. (Hotels, restaurants & leisure)	762,550	3,651
*	InterGlobe Aviation Ltd. (Passenger airlines)	88,800	2,849
	Kajaria Ceramics Ltd. (Building products)	128,555	1,970

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	KEI Industries Ltd. (Electrical equipment)	114,308	$3,220
	KPIT Technologies Ltd. (Software)	303,679	4,043
*	Macrotech Developers Ltd. (Real estate management & development)	279,334	2,326
*	Max Healthcare Institute Ltd. (Health care providers & services)	445,911	3,261
	Motherson Sumi Wiring India Ltd. (Automobile components)	3,103,613	2,183
	Nestle India Ltd. (Food products)	11,910	3,328
	Oberoi Realty Ltd. (Real estate management & development)	137,538	1,651
	PI Industries Ltd. (Chemicals)	49,767	2,374
	Pidilite Industries Ltd. (Chemicals)	78,744	2,501
	Polycab India Ltd. (Electrical equipment)	57,131	2,474
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	584,502	18,192
	SRF Ltd. (Chemicals)	79,145	2,211
	Tata Consultancy Services Ltd. (IT services)	45,501	1,829
	Tata Consumer Products Ltd. (Food products)	245,553	2,575
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	154,604	5,757
	Trent Ltd. (Specialty retail)	148,655	3,188
	Tube Investments of India Ltd. (Automobile components)	79,938	3,099
	UNO Minda Ltd. (Automobile components)	509,425	3,614
	Varun Beverages Ltd. (Beverages)	610,929	5,995
			162,050
	Indonesia—5.8%
	Astra International Tbk PT (Industrial conglomerates)	4,581,400	2,070
	Bank Central Asia Tbk PT (Banks)	38,110,395	23,259
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	46,199,451	16,717
			42,046
	Philippines—1.1%
	BDO Unibank, Inc. (Banks)	1,982,934	4,947
	International Container Terminal Services, Inc. (Transportation infrastructure)	771,990	2,850
			7,797
	South Korea—7.9%
	JYP Entertainment Corp. (Entertainment)	46,717	4,638
	Orion Corp. (Food products)	20,363	1,854
*	Samsung Biologics Co. Ltd. (Life sciences tools & services)	6,260	3,535
	Samsung Electronics Co. Ltd. (Technology
	hardware, storage & peripherals)	710,260	38,918
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	16,337	8,295
			57,240

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	63

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—19.4%
	Accton Technology Corp. (Communications equipment)	329,000	$3,687
	Advantech Co. Ltd. (Technology hardware, storage & peripherals)	266,766	3,508
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	102,000	5,879
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	61,000	2,066
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	58,300	5,335
	Chailease Holding Co. Ltd. (Financial services)	277,190	1,816
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	345,000	2,775
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	793,000	8,772
	E.Sun Financial Holding Co. Ltd. (Banks)	3,108,192	2,600
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	313,000	2,447
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	53,000	3,761
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	107,000	5,514
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	137,132	3,787
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	137,000	3,026
	Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	65,000	2,244
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	483,000	5,730
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	541,000	10,005
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	510,309	51,500
	Unimicron Technology Corp. (Electronic equipment, instruments & components)	886,000	5,007
	Voltronic Power Technology Corp. (Electrical equipment)	101,586	6,409
	Wiwynn Corp. (Technology hardware, storage & peripherals)	93,000	4,240
			140,108
	Thailand—2.4%
*	Airports of Thailand PCL (Transportation infrastructure)	1,020,100	2,072
	Bangkok Dusit Medical Services PCL (Health care providers & services)	8,177,600	6,401
	Bumrungrad Hospital PCL (Health care providers & services)	558,700	3,561
	Central Pattana PCL (Real estate management & development)	2,012,100	3,717

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—(continued)
*	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,127,000	$1,573
			17,324

	Emerging Latin America—14.0%
	Argentina—0.4%
*	Globant SA (IT services)†	14,460	2,599
	Brazil—8.3%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	854,500	2,607
	Banco BTG Pactual SA (Capital markets)	660,200	4,336
	Hypera SA (Pharmaceuticals)	440,700	4,235
	Itau Unibanco Holding SA—ADR (Banks)	975,914	5,758
	Localiza Rent a Car SA (Ground transportation)	236,400	3,382
*	MercadoLibre, Inc. (Broadline retail)	13,569	16,074
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	386,100	2,231
	Patria Investments Ltd. (Capital markets)†	120,472	1,723
	Raia Drogasil SA (Consumer staples distribution & retail)	815,288	5,040
	Rumo SA (Ground transportation)	617,700	2,864
	TOTVS SA (Software)	644,900	4,038
	Vinci Partners Investments Ltd. (Capital markets)†	155,512	1,449
	WEG SA (Electrical equipment)	824,741	6,502
			60,239
	Mexico—4.9%
	Arca Continental SAB de CV (Beverages)	595,300	6,110
*	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real estate management & development)	11,640	375
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	649,300	2,108
	Grupo Aeroportuario del Pacifico SAB de CV (Transportation infrastructure)	200,800	3,614
	Grupo Aeroportuario del Sureste SAB de CV—ADR(Transportation infrastructure)	12,051	3,346
	Prologis Property Mexico SA de CV (Industrial REITs)	907,200	3,358
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	4,151,100	16,464
			35,375
	Peru—0.4%
	Credicorp Ltd. (Banks)†	17,810	2,630

	Emerging Europe, Mid-East, Africa—7.0%
	Poland—0.8%
*	Dino Polska SA (Consumer staples distribution & retail)	51,097	5,967
	Qatar—0.2%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	1,475,389	1,648

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2023

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Saudi Arabia—2.9%
Alinma Bank (Banks)	235,186	$2,101
Arabian Internet & Communications Services Co. (IT services)	30,553	2,628
Bupa Arabia for Cooperative Insurance Co. (Insurance)	44,307	2,192
Dallah Healthcare Co. (Health care providers & services)	40,838	1,827
Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	35,803	2,732
Elm Co. (IT services)	23,805	3,694
Leejam Sports Co. JSC (Hotels, restaurants & leisure)	54,346	1,869
Nahdi Medical Co. (Consumer staples distribution & retail)	38,900	1,763
Saudi Arabian Oil Co. (Oil, gas & consumable fuels)	202,038	1,737
		20,543
South Africa—1.4%
Bid Corp. Ltd. (Consumer staples distribution & retail)	303,012	6,654
Bidvest Group Ltd. (Industrial conglomerates)	138,159	1,921
Clicks Group Ltd. (Consumer staples distribution & retail)	116,574	1,618
		10,193
United Arab Emirates—1.7%
Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	1,155,869	1,227
Americana Restaurants International PLC (Hotels, restaurants & leisure)	2,420,956	2,788
Emaar Properties PJSC (Real estate management & development)	2,362,043	4,122
Emirates Central Cooling Systems Corp. (Water utilities)	3,533,015	1,732
Salik Co. PJSC (Transportation infrastructure)	2,818,009	2,416
		12,285

Asia—2.4%
Hong Kong—2.4%
AIA Group Ltd. (Insurance)	1,717,600	17,338
Total Common Stocks—97.9% (cost $610,846)		707,599

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $5,646, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $5,757	$5,645	$5,645
Total Repurchase Agreement—0.8% (cost $5,645)		5,645
Total Investments—98.7% (cost $616,491)		713,244
Cash and other assets, less liabilities—1.3%		9,732
Net assets—100.0%		$722,976

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2023 (unaudited)

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.2%
Financials	18.3%
Consumer Staples	13.0%
Consumer Discretionary	11.4%
Industrials	10.2%
Communication Services	6.4%
Health Care	4.7%
Energy	3.0%
Real Estate	2.8%
Materials	1.8%
Utilities	0.2%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	22.9%
New Taiwan Dollar	13.3%
Hong Kong Dollar	12.7%
U.S. Dollar	12.1%
South Korean Won	8.1%
Indonesian Rupiah	5.9%
Brazilian Real	5.0%
Chinese Yuan Renminbi	4.9%
Mexican Peso	4.5%
South African Rand	4.3%
Thai Baht	2.4%
UAE Dirham	1.7%
Philippine Peso	1.1%
All Other Currencies	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2023

Emerging Markets ex China Growth Fund

The Emerging Markets ex China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets ex China Growth Fund (Class I shares) posted a 13.50% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets ex-China IMI (the “Index”), increased 10.49%.

The outperformance versus the Index year-to-date was driven by a combination of sector allocation and stock selection effects, despite continued style headwinds amid strong outperformance of low-valuation stocks. Positive relative performance was primarily driven by stock selection effects across most sectors and countries, an underweight allocation to Materials and an overweight to Information Technology (“IT”). Stock selection was particularly strong within the Industrials, Financials, and Communication Services sectors.

Industrial outperformance was broad based with KEI Industries (“KEI”) as the strongest contributor. KEI is a leading cable and wire manufacturing company in India that is also engaged in engineering and construction activities. KEI outperformed on strong fundamentals including revenue and profit growth that exceeded expectations as copper input costs have fallen. We believe management’s decision to strengthen KEI’s brand visibility and increase presentation will create a strong retail franchise and lay the foundation for long term growth, fueled by multi-year demand drivers like increasing urbanization, nuclearization, housing, electrification, and low penetration of many consumer durables.

Within Communication Services, JYP Entertainment (“JYP”) added to relative performance in the period. JYP plans, produces, promotes, and markets Korean singers in both Korean and overseas markets. It also engages in licensing, merchandizing, and artist management business including non-musical pursuits of its artists. JYP is benefiting from the growing global popularity of Korean pop (“K-pop”) music, and its recent stadium tour in Japan reached record profitability as merchandising and intellectual property licensing expands with its fan base.

IT hardware positions drove strong relative performance, led by Taiwan Semiconductor Manufacturing Company (“TSMC”). TSMC is the world-leading independent foundry with unique manufacturing capabilities in leading edge chips. The stock strengthened despite challenging near term dynamics, including soft demand from China as cutting-edge technology companies globally outperformed on expectations for artificial intelligence to drive long term demand. In addition, management provided an encouraging semiconductor cycle outlook for the end of 2023, despite near term weakness as TSMC expects the ongoing inventory correction to bottom in the first half of 2023, followed by a recovery later in the year.

Partially offsetting these effects was negative stock selection within the Consumer Discretionary and Energy sectors and an overweight to India. Negative selection in Consumer Discretionary was primarily driven by omission of index holdings in Brazil and a position in South African internet and multimedia company Naspers. Naspers underperformed due to significant geopolitical and macroeconomic uncertainty that caused rolling blackouts across the country. Despite strong performance by the Energy sector, relative performance was hampered by weak performance by Indian company Reliance Industries Limited (“Reliance”), driven by its diversified business model and lower exposure to energy commodities. We believe Reliance’s transformation from an asset heavy, cyclical energy business to more diversified, end-consumer businesses with a large and expanding total addressable market will continue to drive strong growth and returns over the long term, while the legacy energy business will continue to provide earnings support in the near term. The stock underperformed early in the year on broad weakness in Indian equities but has recovered into the second quarter as India recovered and Reliance’s fundamental results were strong quelling investor concerns about Reliance’s increased capital expenditures and rising debt level, as well as slower Indian retail growth.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

June 30, 2023	William Blair Funds	67

Emerging Markets ex China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023

	Year to Date	Since Inception(a)
Class I	13.50%	6.80%
Class R6	13.48	6.90
MSCI Emerging Markets ex-China IMI (net)	10.49	8.87

(a)	Since inception is for the period from July 29, 2022 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets ex-China IMI Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets excluding China. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Semiannual Report	June 30, 2023

Emerging Markets ex China Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—71.2%
	India—25.2%
	ABB India Ltd. (Electrical equipment)	3,360	$181
	APL Apollo Tubes Ltd. (Metals & mining)	5,413	86
	Apollo Hospitals Enterprise Ltd. (Health care providers & services)	2,409	150
	Asian Paints Ltd. (Chemicals)	2,659	109
	Bajaj Finance Ltd. (Consumer finance)	2,482	217
	Bharat Electronics Ltd. (Aerospace & defense)	64,385	98
	Britannia Industries Ltd. (Food products)	1,237	76
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	19,654	90
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	9,634	134
	Cummins India Ltd. (Machinery)	1,924	46
	Dixon Technologies India Ltd. (Household durables)	1,592	85
	Havells India Ltd. (Electrical equipment)	5,716	89
	HDFC Bank Ltd. (Banks)	21,445	445
	Hindustan Unilever Ltd. (Personal care products)	6,881	224
	Housing Development Finance Corp. Ltd. (Financial services)	8,953	308
	Indian Hotels Co. Ltd. (Hotels, restaurants & leisure)	19,925	95
*	InterGlobe Aviation Ltd. (Passenger airlines)	3,201	103
	KEI Industries Ltd. (Electrical equipment)	5,738	162
	KPIT Technologies Ltd. (Software)	11,969	159
*	Max Healthcare Institute Ltd. (Health care providers & services)	17,740	130
	Nestle India Ltd. (Food products)	515	144
	PI Industries Ltd. (Chemicals)	1,583	76
	Polycab India Ltd. (Electrical equipment)	2,255	98
	Reliance Industries Ltd. (Oil, gas & consumable fuels)	9,250	288
	SRF Ltd. (Chemicals)	2,302	64
	Tata Consultancy Services Ltd. (IT services)	4,370	176
	Tata Elxsi Ltd. (Software)	1,149	106
	Titan Co. Ltd. (Textiles, apparel & luxury goods)	5,379	200
	Trent Ltd. (Specialty retail)	6,536	140
	Triveni Turbine Ltd. (Electrical equipment)	19,329	95
	Tube Investments of India Ltd. (Automobile components)	2,695	104
	UNO Minda Ltd. (Automobile components)	17,090	121
	Varun Beverages Ltd. (Beverages)	22,796	224
			4,823

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—6.2%
	Astra International Tbk PT (Industrial conglomerates)	157,500	$71
	Bank Central Asia Tbk PT (Banks)	1,150,100	702
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	1,147,200	415
			1,188
	Philippines—1.7%
	BDO Unibank, Inc. (Banks)	90,118	225
	International Container Terminal Services, Inc. (Transportation infrastructure)	28,350	104
			329
	South Korea—10.6%
	JYP Entertainment Corp. (Entertainment)	2,778	276
	NAVER Corp. (Interactive media & services)	801	111
	Orion Corp. (Food products)	575	52
*	Samsung Biologics Co. Ltd. (Life sciences tools & services)	115	65
	Samsung Electronics Co. Ltd. (Technology hardware, storage & peripherals)	23,802	1,304
	Samsung SDI Co. Ltd. (Electronic equipment, instruments & components)	411	209
			2,017
	Taiwan—25.5%
	Accton Technology Corp. (Communications equipment)	18,000	202
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	2,700	156
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	2,000	68
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	2,100	192
*	Chailease Holding Co. Ltd. (Financial services)	22,000	144
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	15,000	121
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	14,000	155
	E.Sun Financial Holding Co. Ltd. (Banks)	146,926	123
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	2,300	163
	Global Unichip Corp. (Semiconductors & semiconductor equipment)	2,000	103
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	4,103	113
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	5,000	110
	Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	3,000	104

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	69

Emerging Markets ex China Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	12,000	$142
	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & semiconductor equipment)	129,000	2,386
	Unimicron Technology Corp. (Electronic equipment, instruments & components)	23,500	133
	Voltronic Power Technology Corp. (Electrical equipment)	3,700	233
	Wiwynn Corp. (Technology hardware, storage & peripherals)	5,000	228
			4,876
	Thailand—2.0%
	Bangkok Dusit Medical Services PCL (Health care providers & services)	116,800	91
	Bumrungrad Hospital PCL (Health care providers & services)	31,500	201
*	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	69,900	98
			390

	Emerging Latin America—16.8%
	Argentina—0.6%
*	Globant SA (IT services)†	624	112
	Brazil—10.7%
	B3 SA - Brasil Bolsa Balcao (Capital markets)	42,000	128
	Banco BTG Pactual SA (Capital markets)	22,100	145
	Hypera SA (Pharmaceuticals)	11,800	114
	Itau Unibanco Holding SA—ADR (Banks)	34,448	203
	Localiza Rent a Car SA (Ground transportation)	8,800	126
*	MercadoLibre, Inc. (Broadline retail)	393	466
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	16,800	97
	Patria Investments Ltd. (Capital markets)†	6,367	91
	Raia Drogasil SA (Consumer staples distribution & retail)	29,016	179
	Rumo SA (Ground transportation)	31,600	147
	TOTVS SA (Software)	27,200	170
	WEG SA (Electrical equipment)	23,500	185
			2,051

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—5.0%
*	Alsea SAB de CV (Hotels, restaurants & leisure)	27,600	$90
	Arca Continental SAB de CV (Beverages)	10,300	106
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	69,800	226
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	9,100	97
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	3,390	95
	Qualitas Controladora SAB de CV (Insurance)	20,700	153
	Wal-Mart de Mexico SAB de CV (Consumer staples distribution & retail)	48,300	191
			958
	Peru—0.5%
	Credicorp Ltd. (Banks)†	676	100

	Emerging Europe, Mid-East, Africa—10.2%
	Poland—1.0%
*	Dino Polska SA (Consumer staples distribution & retail)	1,564	183
	Qatar—0.3%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	42,730	48
	Saudi Arabia—4.6%
	Aldrees Petroleum & Transport Services Co. (Oil, gas & consumable fuels)	3,403	113
	Arabian Internet & Communications Services Co. (IT services)	921	79
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	1,893	94
	Dallah Healthcare Co. (Health care providers & services)	1,144	51
	Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	2,922	223
	Elm Co. (IT services)	1,160	180
	Leejam Sports Co. JSC (Hotels, restaurants & leisure)	1,921	66
	Saudia Dairy & Foodstuff Co. (Food products)	913	78
			884
	South Africa—1.9%
	Bidvest Group Ltd. (Industrial conglomerates)	12,546	174
	Naspers Ltd. (Broadline retail)	1,080	195
			369

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2023

Emerging Markets ex China Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
United Arab Emirates—2.4%
Americana Restaurants International PLC (Hotels, restaurants & leisure)	122,779	$141
Emaar Properties PJSC (Real estate management & development)	73,155	128
Emirates Central Cooling Systems Corp. (Water utilities)	128,903	63
Salik Co. PJSC (Transportation infrastructure)	146,898	126
		458
Total Common Stocks—98.2% (cost $16,362)		18,786

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $255, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $260	$255	255
Total Repurchase Agreement—1.3% (cost $255)		255
Total Investments—99.5% (cost $16,617)		19,041
Cash and other assets, less liabilities—0.5%		89
Net assets—100.0%		$19,130

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	36.4%
Financials	19.3%
Industrials	12.4%
Consumer Discretionary	9.6%
Consumer Staples	7.8%
Health Care	5.5%
Real Estate	2.4%
Energy	2.4%
Communication Services	2.1%
Materials	1.8%
Utilities	0.3%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

New Taiwan Dollar	26.0%
Indian Rupee	25.7%
South Korean Won	10.7%
Brazilian Real	6.9%
South African Rand	6.7%
Indonesian Rupiah	6.3%
U.S. Dollar	5.2%
Mexican Peso	5.1%
UAE Dirham	2.4%
Thai Baht	2.1%
Philippine Peso	1.7%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	71

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA D.J. Neiman, CFA

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) (the “Fund”) posted an 11.90% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 10.50%.

Outperformance versus the Index was primarily driven by strong stock selection effect within various sectors, in particular Communication Services, Industrials, and Real Estate.

JYP Entertainment drove Communication Services outperformance. The stock rallied amid strong momentum for K-pop bands, a growing fanbase with concerts and merchandising growth, and an expanding presence in the United States. Strong results within Industrials were primarily driven by Indian electrical equipment companies Kei Industries and ABB India, as well as Grupo Aeroportuario Del Centro and Grupo Aeroportuario Del Sureste. Kei Industries, the leading cable and wire manufacturer, and ABB India, a global leader in automation with a portfolio geared towards electrification and automation, delivered strong performance as they benefited from increased private and government capital expenditures and weaker raw materials prices. The Mexican airport stocks strengthened in the first quarter on solid operating performance due to robust traffic growth, domestically and internationally, bolstered by pent-up demand for leisure and nearshoring opportunities. Lodha bolstered Real Estate relative performance as the stock performance accelerated in the second quarter on the company’s robust volume growth and buoyant housing demand. Partially offsetting these strong effects was the weak stock selection within Materials, Consumer Discretionary, and Information Technology sectors.

Indian specialty chemicals companies, Gujarat Fluorochemicals and Fine Organic Industries were among the most notable detractors within the Materials sector. Gujarat Fluorochemicals is a chemicals company with a diversified portfolio of fluoropolymers. The stock weakened amid decreasing raw material prices and impact on its bulk chemical exposure. Fine Organic Industries, the largest manufacturer of oleochemical-based additives in India, was sold in the first quarter due to a weakening fundamental outlook. Jiumaojiu International Holdings Limited hampered discretionary relative performance amid a disappointing consumer recovery in China. Within Information Technology, Locaweb servicos de internet (“Locaweb”), the Brazilian internet platform, weighed on the sector performance during the first quarter. Locaweb’s continued investments for growth, including consolidating the market, dragged down near-term return and drove the stock weakness in the first quarter. However, evidence of Locaweb’s margin recovery and sustained revenue growth in the second quarter was supportive.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

72	Semiannual Report	June 30, 2023

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2023
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.90%	10.31%	6.67%	4.49%	5.76%
Class I	12.10	10.65	6.96	4.77	6.06
Class R6	12.13	10.68	7.02	4.82	6.13
MSCI Emerging Markets Small Cap Index (net)	10.50	13.28	13.72	4.93	4.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2023	William Blair Funds	73

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—65.4%
	China—6.5%
	Airtac International Group (Machinery)	84,158	$2,770
	Centre Testing International Group Co. Ltd. (Professional services)	869,005	2,331
*	Estun Automation Co. Ltd. (Machinery)	156,800	604
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	5,968,312	5,853
	Jiumaojiu International Holdings Ltd. (Hotels, restaurants & leisure)	1,135,000	1,860
	Longshine Technology Group Co. Ltd. (Software)	167,958	538
	Proya Cosmetics Co. Ltd. (Personal care products)	392,488	6,068
	Shanghai M&G Stationery, Inc. (Commercial services & supplies)	88,547	544
	Sunresin New Materials Co. Ltd. (Chemicals)	178,350	1,531
	Topsports International Holdings Ltd. (Specialty retail)	1,167,000	1,011
*	Zhejiang Dingli Machinery Co. Ltd. (Machinery)	49,978	385
			23,495
	India—32.3%
	ABB India Ltd. (Electrical equipment)	122,086	6,576
	APL Apollo Tubes Ltd. (Metals & mining)	321,321	5,092
	Astral Ltd. (Building products)	201,750	4,877
	AU Small Finance Bank Ltd. (Banks)	536,885	4,936
	Berger Paints India Ltd. (Chemicals)	133,380	1,104
	Carborundum Universal Ltd. (Chemicals)	33,734	494
	Century Plyboards India Ltd. (Paper & forest products)	92,234	743
	CG Power & Industrial Solutions Ltd. (Electrical equipment)	642,639	2,953
	Cholamandalam Investment & Finance Co. Ltd. (Consumer finance)	424,437	5,908
	Coforge Ltd. (IT services)	19,018	1,093
	Cummins India Ltd. (Machinery)	40,254	953
	Dixon Technologies India Ltd. (Household durables)	60,561	3,244
*	Godrej Properties Ltd. (Real estate management & development)	168,758	3,229
	Gujarat Fluorochemicals Ltd. (Chemicals)	67,865	2,423
	IndiaMart InterMesh Ltd. (Trading companies & distributors)	45,315	1,555
	Jindal Stainless Ltd. (Metals & mining)	559,014	2,259
	JK Cement Ltd. (Construction materials)	56,626	2,340
	Kajaria Ceramics Ltd. (Building products)	79,674	1,221
	KEI Industries Ltd. (Electrical equipment)	317,605	8,946
	KPIT Technologies Ltd. (Software)	486,549	6,478
*	Macrotech Developers Ltd. (Real estate management & development)	612,059	5,096

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
*	Max Healthcare Institute Ltd. (Health care providers & services)	831,490	$6,081
	Navin Fluorine International Ltd. (Chemicals)	10,073	552
	Oberoi Realty Ltd. (Real estate management & development)	32,202	387
	PI Industries Ltd. (Chemicals)	9,441	450
	Polycab India Ltd. (Electrical equipment)	155,697	6,743
	Radico Khaitan Ltd. (Beverages)	90,711	1,349
	Ramkrishna Forgings Ltd. (Metals & mining)	232,232	1,260
	SRF Ltd. (Chemicals)	82,429	2,303
	Sundram Fasteners Ltd. (Automobile components)	180,271	2,664
	Trent Ltd. (Specialty retail)	235,976	5,061
	Triveni Turbine Ltd. (Electrical equipment)	719,741	3,555
	Tube Investments of India Ltd. (Automobile components)	134,922	5,231
	UNO Minda Ltd. (Automobile components)	88,081	625
	Varun Beverages Ltd. (Beverages)	805,954	7,909
	Venus Pipes & Tubes Ltd. (Metals & mining)	103,693	1,454
	VIP Industries Ltd. (Textiles, apparel & luxury goods)	50,134	376
			117,520
	Indonesia—2.7%
	Bank Negara Indonesia Persero Tbk PT (Banks)	8,568,700	5,230
*	Mitra Adiperkasa Tbk PT (Broadline retail)	40,453,600	4,560
			9,790
	Philippines—0.3%
	International Container Terminal Services, Inc. (Transportation infrastructure)	99,430	367
	Wilcon Depot, Inc. (Specialty retail)	1,522,001	666
			1,033
	South Korea—3.5%
	F&F Co. Ltd. (Textiles, apparel & luxury goods)	3,778	343
	JYP Entertainment Corp. (Entertainment)	57,214	5,680
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	231,923	2,711
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	3,419	381
	Orion Corp. (Food products)	39,324	3,581
			12,696

See accompanying Notes to Financial Statements.

74	Semiannual Report	June 30, 2023

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—18.4%
	Alchip Technologies Ltd. (Semiconductors & semiconductor equipment)	103,000	$5,936
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	103,000	3,489
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	64,900	5,939
	Elite Material Co. Ltd. (Electronic equipment, instruments & components)	332,000	2,596
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	73,000	5,180
	Faraday Technology Corp. (Semiconductors & semiconductor equipment)	377,000	2,554
*	Great Tree Pharmacy Co. Ltd. (Consumer staples distribution & retail)	150,000	1,821
	Kaori Heat Treatment Co. Ltd. (Machinery)	160,000	1,739
	Lotes Co. Ltd. (Electronic equipment, instruments & components)	234,669	6,480
	Nanya Technology Corp. (Semiconductors & semiconductor equipment)	3,091,000	7,027
	Parade Technologies Ltd. (Semiconductors & semiconductor equipment)	154,000	5,315
	Sinbon Electronics Co. Ltd. (Electronic equipment, instruments & components)	565,000	6,703
	Voltronic Power Technology Corp. (Electrical equipment)	99,507	6,278
	Wiwynn Corp. (Technology hardware, storage & peripherals)	126,000	5,745
			66,802
	Thailand—1.7%
	Bumrungrad Hospital PCL (Health care providers & services)	673,900	4,296
*	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,234,100	1,723
	Com7 PCL (Specialty retail)	438,100	327
			6,346

	Emerging Latin America—17.4%
	Argentina—1.3%
	Arcos Dorados Holdings, Inc. (Hotels, restaurants & leisure)†	457,378	4,688
	Brazil—9.0%
*	Azul SA—ADR (Passenger airlines)	72,411	991
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	1,456,400	6,123
	Grupo SBF SA (Specialty retail)	866,700	2,406
	Hypera SA (Pharmaceuticals)	518,300	4,980
*	Lojas Quero Quero SA (Specialty retail)	917,700	1,167

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Multiplan Empreendimentos Imobiliarios SA (Real estate management & development)	1,385,400	$8,006
	TOTVS SA (Software)	1,419,400	8,887
			32,560
	Mexico—7.1%
*	Alsea SAB de CV (Hotels, restaurants & leisure)	793,800	2,585
	Banco del Bajio SA (Banks)	298,000	910
*	Corp. Inmobiliaria Vesta SAB de CV—ADR (Real estate management & development)	15,600	503
	Corp. Inmobiliaria Vesta SAB de CV (Real estate management & development)	1,461,400	4,743
	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation infrastructure)	399,299	4,246
	Grupo Aeroportuario del Sureste SAB de CV (Transportation infrastructure)	175,835	4,915
	Prologis Property Mexico SA de CV (Industrial REITs)	1,305,300	4,832
	Qualitas Controladora SAB de CV (Insurance)	239,100	1,769
	Regional SAB de CV (Banks)	176,500	1,279
			25,782

	Emerging Europe, Mid-East—17.0%
	Greece—2.2%
	JUMBO SA (Specialty retail)	75,608	2,079
	Terna Energy SA (Independent power & renewable electricity producers)	274,688	6,055
			8,134
	Kazakhstan—1.5%
	Kaspi.KZ JSC—GDR (Consumer finance)	65,706	5,230
	Poland—3.0%
*	Dino Polska SA (Consumer staples distribution & retail)	94,350	11,018
	Qatar—0.1%
	Qatar Gas Transport Co. Ltd. (Oil, gas & consumable fuels)	334,814	374
	Saudi Arabia—7.6%
	Aldrees Petroleum & Transport Services Co. (Oil, gas & consumable fuels)	71,992	2,384
	Arabian Internet & Communications Services Co. (IT services)	29,535	2,540
	Bupa Arabia for Cooperative Insurance Co. (Insurance)	62,698	3,103

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	75

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East—(continued)
Saudi Arabia—(continued)
Dallah Healthcare Co. (Health care providers & services)	69,247	$3,098
Dr Sulaiman Al Habib Medical Services Group Co. (Health care providers & services)	50,222	3,832
Elm Co. (IT services)	37,466	5,814
Leejam Sports Co. JSC (Hotels, restaurants & leisure)	120,612	4,148
Nahdi Medical Co. (Consumer staples distribution & retail)	12,300	557
Saudia Dairy & Foodstuff Co. (Food products)	25,885	2,202
		27,678
United Arab Emirates—2.6%
Americana Restaurants International PLC (Hotels, restaurants & leisure)	2,566,584	2,956
Emirates Central Cooling Systems Corp. (Water utilities)	4,267,015	2,091
Salik Co. PJSC (Transportation infrastructure)	5,040,825	4,323
		9,370
Total Common Stocks—99.8% (cost $298,271)		362,516

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $4,112, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $4,193	$4,111	4,111
Total Repurchase Agreement—1.1% (cost $4,111)		4,111
Total Investments—100.9% (cost $302,382)		366,627
Liabilities, plus cash and other assets—(0.9)%		(3,235)
Net assets—100.0%		$363,392

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	23.5%
Industrials	18.4%
Consumer Discretionary	14.9%
Consumer Staples	9.5%
Financials	7.8%
Real Estate	7.4%
Health Care	6.1%
Materials	6.1%
Utilities	3.9%
Communication Services	1.6%
Energy	0.8%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	32.4%
New Taiwan Dollar	19.2%
Brazilian Real	8.7%
South African Rand	7.6%
Mexican Peso	7.0%
Chinese Yuan Renminbi	4.9%
South Korean Won	3.5%
U.S. Dollar	3.2%
Polish Zloty	3.0%
Indonesian Rupiah	2.7%
UAE Dirham	2.6%
Euro	2.2%
Thai Baht	1.8%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2023

China Growth Fund

The China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Vivian Lin Thurston, CFA Casey K. Preyss, CFA

The William Blair China Growth Fund (Class I shares) (the “Fund”) posted a 15.02% decrease, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the MSCI China All Shares Index (net) (the “Index”), decreased 5.36%.

Six-month underperformance versus the Index was primarily driven by negative stock selection within Consumer Discretionary and Financials. Within the Consumer Discretionary sector, China Tourism Group (“CTG”) underperformed while the recovery of duty-free sales remained slow as COVID-related headwinds dissipated, consumer confidence remained weak, and air travel remained well below 2019 levels. While the long-term outlook of CTG’s large and growing total addressable market of duty-free shopping in China provides a substantial runway for growth, we continue to monitor the near-term demand recovery and macroeconomic headwinds.

Bank of Ningbo underperformed in the Financials sector. Bank of Ningbo is a top-five city commercial bank in China by total assets, loans, and deposits. The company continues to stand out for its focused strategy around higher-margin small and midsize enterprises and nonmortgage retail businesses, which we believe will generate superior growth, good asset quality, and profitability relative to its peers. The stock traded down due to the broad underperformance in the banking sector, which suffered declines that stemmed from the collapse of multiple regional banks earlier this year.

Partially offsetting these effects was an underweight allocation to the Real Estate and Materials sectors coupled with positive stock selection within the Communication Services sector. NetEase, within the Communication Services sector, bolstered returns. NetEase operates as a leading internet technology company providing online services including content, community, communication, and commerce. The company develops and operates online games, electronic commerce, internet media, and other businesses. The stock advanced during the period primarily on strong performance within the gaming portfolio, which drove up total net revenues more than 6% year-over-year.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

June 30, 2023	William Blair Funds	77

China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return 6/30/2023
	Year to Date	1 Year	Since Inception(a)
Class I	(15.02)%	(29.34)%	(27.76)%
Class R6	(15.19)	(29.55)	(27.88)
MSCI China All Shares Index (net)	(5.36)	(18.05)	(17.67)

(a)	Since inception is for the period from August 27, 2021 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips, and foreign listings. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78	Semiannual Report	June 30, 2023

China Growth Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—93.2%
	China—93.2%
	Aier Eye Hospital Group Co. Ltd. (Health care providers & services)	13,048	$33
	Airtac International Group (Machinery)	1,000	33
	AK Medical Holdings Ltd. (Health care equipment & supplies)	10,000	9
*	Alibaba Group Holding Ltd. (Broadline retail)	9,600	100
*	Bank of Chengdu Co. Ltd. (Banks)	7,900	13
	Bank of Ningbo Co. Ltd. (Banks)	5,990	21
*	Beijing Kingsoft Office Software, Inc. (Software)	629	41
	BYD Co. Ltd. (Automobiles)	1,400	45
	China Tourism Group Duty Free Corp. Ltd. (Specialty retail)	900	14
	Contemporary Amperex Technology Co. Ltd. (Electrical equipment)	1,240	39
	East Money Information Co. Ltd. (Capital markets)	15,744	31
	Eastroc Beverage Group Co. Ltd. (Beverages)	400	10
*	Estun Automation Co. Ltd. (Machinery)	3,000	12
	Foshan Haitian Flavouring & Food Co. Ltd. (Food products)	2,072	13
*	Giant Biogene Holding Co. Ltd. (Personal care products)	1,600	7
*	Hangzhou Tigermed Consulting Co. Ltd. (Life sciences tools & services)	1,217	11
	Huaneng Lancang River Hydropower, Inc. (Independent power & renewable electricity producers)	18,500	18
	Hundsun Technologies, Inc. (Software)	2,100	13
	Inner Mongolia Yili Industrial Group Co. Ltd. (Food products)	4,200	16
	JD.com, Inc. (Broadline retail)	802	14
	Jiangsu Hengli Hydraulic Co. Ltd. (Machinery)	2,500	22
*	Kuaishou Technology (Interactive media & services)	2,100	14
	Kweichow Moutai Co. Ltd. (Beverages)	400	93
	Li Ning Co. Ltd. (Textiles, apparel & luxury goods)	3,500	19
	Maxscend Microelectronics Co. Ltd. (Electronic equipment, instruments & components)	600	8
*	Meituan (Hotels, restaurants & leisure)	2,910	45
	Midea Group Co. Ltd. (Household durables)	1,400	11
	NAURA Technology Group Co. Ltd. (Semiconductors & semiconductor equipment)	900	39
	NetEase, Inc. (Entertainment)	4,000	78
	Proya Cosmetics Co. Ltd. (Personal care products)	2,288	35
	Shenzhen Inovance Technology Co. Ltd. (Machinery)	2,500	22

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
China—(continued)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Health care equipment & supplies)	500	$21
Silergy Corp. (Semiconductors & semiconductor equipment)	1,100	14
Sunresin New Materials Co. Ltd. (Chemicals)	1,500	13
Tencent Holdings Ltd. (Interactive media & services)	3,600	152
Topsports International Holdings Ltd. (Specialty retail)	12,000	10
Weichai Power Co. Ltd. (Machinery)	7,000	10
Will Semiconductor Co. Ltd. Shanghai (Semiconductors & semiconductor equipment)	800	11
Wuliangye Yibin Co. Ltd. (Beverages)	1,500	34
WuXi AppTec Co. Ltd. (Life sciences tools & services)	1,400	11
Wuxi Lead Intelligent Equipment Co. Ltd. (Machinery)	2,300	11
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	900	35
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Semiconductors & semiconductor equipment)	2,200	21
Zhejiang Supcon Technology Co. Ltd. (Electronic equipment, instruments & components)	2,743	24
		1,246

Asia—4.3%
Hong Kong—4.3%
AIA Group Ltd. (Insurance)	4,200	43
Hong Kong Exchanges & Clearing Ltd. (Capital markets)	400	15
		58
Total Common Stocks—97.5% (cost $1,635)		1,304
Total Investments—97.5% (cost $1,635)		1,304
Cash and other assets, less liabilities—2.5%		33
Net assets—100.0%		$1,337

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	79

China Growth Fund

Portfolio of Investments, June 30, 2023 (unaudited)

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	19.6%
Communication Services	18.8%
Consumer Staples	16.0%
Information Technology	13.1%
Industrials	11.5%
Financials	9.4%
Health Care	9.2%
Utilities	1.4%
Materials	1.0%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Chinese Yuan Renminbi	52.5%
Hong Kong Dollar	43.9%
New Taiwan Dollar	3.6%
Total	100.0%

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2023

Emerging Markets Debt Market Review and Outlook

It was a strong first half of the year for emerging market (“EM”) fixed income asset performance against a mixed economic backdrop. Inflation slowed globally and U.S. economic growth beat expectations while Europe and China’s growth lagged expectations. Market volatility subsided across fixed income and equity markets, aiding investor demand for higher-carry strategies. Investors added assets to local currency strategies during the period while hard currency retail strategies continued to experience outflows. Positive EM debt (“EMD”) performance was even more impressive in the context of rising U.S. Treasury (“UST”) yields and a lack of investment flows.

Across the EMD market, local currency led performance from a mix of rate and currency strength. EM central banks are generally seen to be ahead of the curve in the interest rate cycle and are closer to cutting rates as compared to their developed market peers. This rate outlook, combined with high starting yields, which provide additional carry, aided the outperformance of local currency debt which saw 80% of the countries deliver positive returns, many in the double-digit range. Within dollar-denominated EMD, sovereign debt outperformed corporate debt and, from a quality perspective, high yield outperformed investment grade.

In this environment, the credit spread of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tightened 0.20%, to 4.32%, producing a positive total return of 4.09% for the six months ended June 30, 2023.

We retain our constructive medium-term outlook for EMD. While the global economy continues to slow down, we believe that a resilient U.S. economy provides reasons for optimism. In China, where economic growth disappointed in the first half of 2023, we believe that increasing stimulus should lead to a better second half of the year. The global disinflationary process should continue, allowing central banks in advanced economies to approach the end of the monetary tightening cycle. Overall, we anticipate a supportive global growth environment and improving prospects for global liquidity conditions.

In EM, the fundamental backdrop remains supportive in most places. In our view, rapidly falling inflation should allow EM central banks to start cutting interest rates, supporting the outlook for economic growth, fiscal and debt dynamics. Moreover, commodity exporting countries should continue to benefit from resilient commodity prices and, importantly, multilateral and bilateral organizations should continue to provide available and affordable funding to EM countries. We expect capital flows into EM countries to increase following EM economic growth outperformance, improving the outlook for EM external accounts and currencies.

EMD valuations remain attractive. In the hard currency space, sovereign and corporate credit yield levels remain significantly above long-term averages. The credit spread differential between the high-yield and investment grade sectors remain above long-term averages, and EM high-yield spread differential versus developed market credit remains appealing in our view. In the distressed credit universe, we continue to see overestimated default probabilities, and underestimated recovery values in the restructuring credit space. In the local currency space, EM currency valuations appear attractive from a real effective rate perspective, and the real interest rate differential versus developed markets favors EMs in most places. Local rates term premium also appears attractive in our view.

Market technical conditions remain the least supportive element in the investment case. While investor cash levels remain elevated, positioning defensive, and foreign ownership of local bond markets at multi-year lows, high market volatility, low liquidity and volatile investor flows remain strong headwinds. However, we do anticipate technical conditions to gradually improve as developed market central banks approach the end of the monetary tightening cycle.

June 30, 2023	William Blair Funds	81

Emerging Markets Debt Fund

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Marcelo Assalin, CFA Marco Ruijer, CFA

The William Blair Emerging Markets Debt Fund (Class I shares) (the “Fund”) posted a 5.14% increase, net of fees, for the six months ended June 30, 2023. By comparison, the Fund’s benchmark index, the J.P. Morgan EMBI Global Diversified (the “Index”), increased 4.09%.

Country allocation drove two-thirds of active performance, while security selection accounted for the remaining one-third. Positioning within the higher-risk countries contributed the most to active performance, followed by lower-risk countries, with medium-risk countries bringing up the rear. The Fund’s cash position was a drag on relative performance as the market posted positive returns.

Within the higher-risk country segment, overweight positioning contributed the most to outperformance, especially in Sri Lanka, Argentina, and El Salvador. Conversely, an overweight position in Egypt detracted from relative performance, as did an underweight position in Nigeria.

In Sri Lanka, our overweight position was helpful when the International Monetary Fund (“IMF”) approved a four-year $3 billion Extended Fund Facility Arrangement and an approximately $333 million tranche was subsequently disbursed. After securing IMF budget support, Sri Lanka engaged with creditors to undergo comprehensive debt restructuring.

In Argentina, we marginally increased our overweight position by adding sovereign and provincial paper. The perceived trajectory in Argentina improved over the period as polling numbers and provincial election results implied that regime change is increasingly likely. Additionally, tail risks declined as the more moderate Sergio Massa became the chosen candidate for the left-leaning incumbent party, Frente de Todos. The next administration is set to assume office in January 2024 and will inherit a challenging macroeconomic environment with weak international reserves; however, it appears possible that more pragmatic policies will be put in place. The improved outlook led to strong performance of Argentine debt, contributing to the Fund’s performance.

In El Salvador, our overweight position contributed to relative performance as the country’s bonds outperformed the broader market following the repayment of the 2023 maturity. Historically, El Salvador has had a very high willingness to pay its debts, but its willingness to pay was put into question when Nayib Bukele was elected president. Bukele has been unpredictable and this, has at times, weighed on the country’s credit risk premium. Financing outlets for El Salvador are limited as the country currently does not have market access. However, the government has been creative in utilizing domestic institutions for financing and the economy continues to perform solidly, which increases the probability of El Salvador repaying the remaining maturities due in 2025 and 2027, respectively.

Egyptian debt was a notable exception to the high yield rally in the period and our overweight position detracted from performance. The lack of progress in addressing liquidity issues in the foreign exchange market as well as limited proceeds from sale of public assets weighed on the market performance of Egyptian bonds.

Our underweight position in Nigeria significantly detracted from relative performance. There was a widespread rally in high yield sovereign credit but also strong relative performance by Nigerian credit amidst surprising reforms undertaken by the new president.

82	Semiannual Report	June 30, 2023

Emerging Markets Debt Fund

Within the lower-risk country segment, underweight positioning and security selection contributed to performance, especially in Malaysia, China, and Kazakhstan. Conversely, security selection in Chile and overweight positions in Bermuda and Guatemala detracted from relative performance.

In Malaysia, our position in a short-duration, quasi-sovereign bond that was fully repaid by the government helped generate positive performance. The Malaysian Ministry of Finance announced a revised 2023 budget in February that forecasted lower economic growth and continued fiscal consolidation.

Our underweight spread duration position in China sovereigns and our selective exposure to financial and utility corporate bonds contributed positively to our performance. We continue to view valuations in China sovereigns as unattractive.

In Kazakhstan, our use of quasi-sovereign debt contributed to positive security selection impact as it outperformed the sovereign in the period.

In Chile, the use of corporate debt detracted from relative performance as it underperformed the market and subtracted from security selection in the period.

Our overweight in Bermuda underperformed as other lower risk countries outperformed. Although we believe fundamentals within the country remain strong, technical factors led to strong performance from other lower risk credits.

The first round of Guatemala’s elections took place during June. Market participants did not cheer the results as it appears the country may take a slightly more populist bent when a new administration is elected in August. Overall, we remain sanguine on the credit due to the strong initial fundamental conditions.

Within the medium-risk country segment, an overweight position and security selection in the Dominican Republic contributed to relative performance, as did an overweight position in Mongolia and an underweight position in Turkey. Conversely, security selection in Mexico, South Africa, and Colombia detracted from relative performance.

The use of local currency positions within the Dominican Republic contributed to outperformance. The Dominican Republic began its rate cutting cycle ahead of most EM and developed market countries, leading to the outperformance of local currency. Although we think local currency investments will continue to perform well, we think they now look less attractive than before.

In Mongolia, our overweight position in government and development bank debt contributed to relative performance as the country’s debt outperformed the broader market.

Elections in Turkey gave rise to sharp moves in Turkish credit spreads. There was a sharp widening of spreads as the belief in the potential for the opposition to win the elections waned after the first round. This move was almost entirely undone as expectations built that Turkish President Erdogan would allow a return to orthodox policy upon winning the elections. A tactical addition in Turkish credit over this period added to our overall performance. We moved further underweight Turkey just ahead of the first round of the elections, and tactically added following the first round, which provided a positive contribution to performance.

Our overweight of Mexico’s Petroleos Mexicanos (“PEMEX”) bonds subtracted from performance over the period as the spread over the sovereign widened. Although signals from the government to support PEMEX have been mixed, the Mexican government’s announcement that they were going to guarantee debt for the Mexican Airport project implied additional support for PEMEX could be forthcoming. If government support for PEMEX becomes more explicit, we could see assets perform well.

In South Africa, our underweight position in South African credit made a positive contribution to relative performance in the first half of the year. Over this period, South Africa’s debt underperformed as geopolitical tensions spiked and power shortages became more severe.

In Colombia, our use of corporate debt detracted from performance as the energy sector faced political headwinds in the country.

Please refer to the Emerging Markets Debt Review and Outlook relating to the Fund on page 81.

June 30, 2023	William Blair Funds	83

Emerging Markets Debt Fund

Performance Highlights (Unaudited)

Average Annual Total Return 6/30/2023
	Year to Date	1 Year	Since Inception(a)
Class I	5.14%	10.05%	(6.87)%
Class R6	5.16	10.04	(6.83)
JPMorgan EMBI Global Diversified	4.09	7.39	(7.25)

(a)	Since inception is for the period from May 25, 2021 (Commencement of Operations) to June 30, 2023.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks the total return of U.S.-dollar denominated debt instruments issued by sovereign and quasi-sovereign entities.

This report identifies the Fund’s investments on June 30, 2023. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

84	Semiannual Report	June 30, 2023

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Government Bonds—63.8%
Angola—2.1%
Angolan Government International Bond, 8.000%, due 11/26/29		$300	$254
Angolan Government International Bond, 9.125%, due 11/26/49		800	615
Angolan Government International Bond, 9.375%, due 5/8/48		200	158
			1,027
Argentina—2.2%
Argentine Government International Bond, 1.500%, due 7/9/46 (a)		500	150
Argentine Government International Bond, 3.000%, due 1/9/38 (a)	EUR	320	100
Argentine Government International Bond, 3.500%, due 7/9/41 (a)		$2,565	820
			1,070
Armenia—0.3%
Republic of Armenia International Bond, 3.600%, due 2/2/31		200	156
Bahrain—1.3%
Bahrain Government International Bond, 5.250%, due 1/25/33		200	174
Bahrain Government International Bond, 6.250%, due 1/25/51		300	236
Bahrain Government International Bond, 7.000%, due 1/26/26		200	203
			613
Benin—0.3%
Benin Government International Bond, 6.875%, due 1/19/52	EUR	200	154
Bermuda—0.7%
Bermuda Government International Bond, 3.375%, due 8/20/50		$460	315
Brazil—1.5%
Brazilian Government International Bond, 4.750%, due 1/14/50		480	353
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/25	BRL	560	116
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/29	BRL	670	137
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/33	BRL	610	122
			728
Cameroon—0.4%
Republic of Cameroon Government International Bond, 5.950%, due 7/7/32 (b)	EUR	250	195
Chile—0.5%
Chile Government International Bond, 3.250%, due 9/21/71		$400	258
Colombia—2.6%
Colombia Government International Bond, 3.250%, due 4/22/32		1,000	738
Colombia Government International Bond, 4.125%, due 2/22/42		330	209
Colombia Government International Bond, 5.000%, due 6/15/45		450	312
			1,259

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Costa Rica—0.7%
Costa Rica Government International Bond, 4.375%, due 4/30/25		$340	$331
Dominican Republic—3.2%
Dominican Republic International Bond, 4.875%, due 9/23/32		230	196
Dominican Republic International Bond, 5.300%, due 1/21/41		200	157
Dominican Republic International Bond, 5.875%, due 1/30/60		910	702
Dominican Republic Central Bank Note, 13.000%, due 12/5/25	DOP	6,000	116
Dominican Republic Central Bank Note, 13.000%, due 1/30/26 (b)	DOP	20,000	387
			1,558
Ecuador—1.3%
Ecuador Government International Bond, 0.000%, due 7/31/30		$700	200
Ecuador Government International Bond, 1.500%, due 7/31/40 (a)		450	139
Ecuador Government International Bond, 2.500%, due 7/31/35 (a)		420	145
Ecuador Government International Bond, 5.500%, due 7/31/30 (a)		260	125
			609
Egypt—3.0%
Egypt Government International Bond, 4.550%, due 11/20/23		200	195
Egypt Government International Bond, 4.750%, due 4/16/26	EUR	200	153
Egypt Government International Bond, 7.300%, due 9/30/33 (b)		250	137
Egypt Government International Bond, 7.500%, due 2/16/61		250	124
Egypt Government International Bond, 8.750%, due 9/30/51 (b)		250	134
Egypt Government International Bond, 8.750%, due 9/30/51		250	134
Egypt Government International Bond, 8.875%, due 5/29/50		1,025	550
			1,427
El Salvador—0.8%
El Salvador Government International Bond, 6.375%, due 1/18/27		115	79
El Salvador Government International Bond, 7.625%, due 2/1/41		300	170
El Salvador Government International Bond, 9.500%, due 7/15/52		225	141
			390
Gabon—1.1%
Gabon Government International Bond, 6.950%, due 6/16/25		200	187
Gabon Government International Bond, 7.000%, due 11/24/31		450	357
			544
Ghana—1.9%
Ghana Government International Bond, 0.000%, due 4/7/25 (c)		350	133

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	85

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Ghana—(continued)
Ghana Government International Bond, 6.375%, due 2/11/27 (c)		$600	$258
Ghana Government International Bond, 7.750%, due 4/7/29 (c)		500	211
Ghana Government International Bond, 8.625%, due 4/7/34 (c)		400	170
Ghana Government International Bond, 8.950%, due 3/26/51 (c)		350	144
			916
Guatemala—1.4%
Guatemala Government Bond, 3.700%, due 10/7/33		660	531
Guatemala Government Bond, 4.650%, due 10/7/41		200	160
			691
Hungary—1.2%
Hungary Government International Bond, 3.125%, due 9/21/51		600	373
Hungary Government International Bond, 6.750%, due 9/25/52 (b)		200	206
			579
Indonesia—3.1%
Indonesia Government International Bond, 3.400%, due 9/18/29		550	506
Indonesia Government International Bond, 5.650%, due 1/11/53		500	523
Indonesia Government International Bond, 6.500%, due 6/15/25	IDR	3,500,000	236
Indonesia Government International Bond, 7.125%, due 6/15/42	IDR	3,500,000	244
			1,509
Iraq—0.3%
Iraq International Bond, 5.800%, due 1/15/28		$156	143
Ivory Coast—1.0%
Ivory Coast Government International Bond, 6.625%, due 3/22/48	EUR	600	463
Jordan—0.9%
Jordan Government International Bond, 5.850%, due 7/7/30		$200	182
Jordan Government International Bond, 7.375%, due 10/10/47		300	258
			440
Kenya—1.9%
Kenya Government International Bond, 6.875%, due 6/24/24		500	474
Kenya Government International Bond, 8.250%, due 2/28/48		600	457
			931
Lebanon—0.4%
Lebanon Government International Bond, 5.800%, due 4/14/20 (c)		1,400	89
Lebanon Government International Bond, 6.850%, due 3/23/27 (c)		600	38
Lebanon Government International Bond, 7.150%, due 11/20/31 (c)		1,200	75
			202

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Mexico—1.2%
Mexico Government International Bond, 3.750%, due 4/19/71		$200	$134
Mexico Government International Bond, 5.750%, due 10/12/10		250	223
Mexican Bonos, 8.500%, due 11/18/38	MXN	3,600	205
			562
Mongolia—0.8%
Mongolia Government International Bond, 4.450%, due 7/7/31		$200	155
Mongolia Government International Bond, 8.650%, due 1/19/28 (b)		200	202
			357
Morocco—0.3%
Morocco Government International Bond, 4.000%, due 12/15/50		200	134
Mozambique—0.6%
Mozambique International Bond, 5.000%, due 9/15/31 (a)		400	302
Nigeria—0.5%
Nigeria Government International Bond, 6.500%, due 11/28/27		200	174
Nigeria Government International Bond, 8.250%, due 9/28/51		75	56
			230
Oman—0.8%
Oman Government International Bond, 6.750%, due 1/17/48		400	383
Pakistan—1.3%
Pakistan Government International Bond, 6.875%, due 12/5/27		400	189
Pakistan Government International Bond, 8.875%, due 4/8/51		950	418
			607
Panama—1.6%
Panama Government International Bond, 3.870%, due 7/23/60		510	336
Panama Government International Bond, 4.500%, due 4/1/56		200	149
Panama Government International Bond, 4.500%, due 1/19/63		400	292
			777
Paraguay—1.2%
Paraguay Government International Bond, 2.739%, due 1/29/33		480	385
Paraguay Government International Bond, 5.400%, due 3/30/50		200	171
			556
Peru—1.5%
Peruvian Government International Bond, 2.783%, due 1/23/31		200	171
Peruvian Government International Bond, 3.230%, due 7/28/21		230	138
Peruvian Government International Bond, 3.600%, due 1/15/72		300	202

See accompanying Notes to Financial Statements.

86	Semiannual Report	June 30, 2023

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Peru—(continued)
Peru Government Bond, 7.300%, due 8/12/33	PEN	750	$213
			724
Philippines—2.2%
Philippine Government International Bond, 3.700%, due 2/2/42		$500	409
Philippines Government International Bond, 5.609%, due 4/13/33		600	632
			1,041
Poland—0.4%
Poland Government International Bond, 5.500%, due 4/4/53		200	201
Qatar—2.3%
Qatar Government International Bond, 4.400%, due 4/16/50		1,000	908
Qatar Government International Bond, 5.103%, due 4/23/48		200	199
			1,107
Romania—1.5%
Romanian Government International Bond, 2.875%, due 4/13/42	EUR	100	67
Romanian Government International Bond, 3.375%, due 1/28/50	EUR	630	429
Romania Government International Bond, 7.625%, due 1/17/53 (b)		$200	221
			717
Saudi Arabia—2.8%
Saudi Government International Bond, 2.250%, due 2/2/33		400	322
Saudi Government International Bond, 3.250%, due 11/17/51		200	140
Saudi Government International Bond, 3.450%, due 2/2/61		800	561
Saudi Government International Bond, 3.750%, due 1/21/55		200	151
Saudi Government International Bond, 5.000%, due 1/18/53 (b)		200	185
			1,359
Senegal—0.3%
Senegal Government International Bond, 5.375%, due 6/8/37	EUR	200	146
Serbia—0.3%
Serbia International Bond, 2.050%, due 9/23/36	EUR	200	133
South Africa—1.9%
South Africa Government International Bond, 5.750%, due 9/30/49		$1,000	707
South Africa Government International Bond, 8.750%, due 2/28/48	ZAR	5,400	208
			915
Sri Lanka—1.5%
Sri Lanka Government International Bond, 5.750%, due 4/18/23 (a)(c)		$400	176
Sri Lanka Government International Bond, 6.850%, due 11/3/25 (a)(c)		400	185

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Sri Lanka—(continued)
Sri Lanka Government International Bond, 7.850%, due 3/14/29 (a)(c)		$800	$350
			711
Tunisia—1.0%
Tunisian Republic, 5.750%, due 1/30/25		450	298
Tunisian Republic, 6.375%, due 7/15/26	EUR	100	63
Tunisian Republic, 6.750%, due 10/31/23	EUR	100	101
			462
Turkey—2.5%
Turkey Government International Bond, 4.875%, due 10/9/26		$200	178
Turkey Government International Bond, 4.875%, due 4/16/43		700	448
Turkey Government International Bond, 6.000%, due 3/25/27		200	182
Turkey Government International Bond, 9.375%, due 3/14/29		200	200
Turkey Government International Bond, 9.375%, due 1/19/33		200	200
			1,208
Ukraine—0.7%
Ukraine Government International Bond, 6.876%, due 5/21/31 (a)(c)		200	45
Ukraine Government International Bond, 7.253%, due 3/15/35 (a)(c)		1,100	252
Ukraine Government International Bond, 7.750%, due 8/1/41 (a)(c)		140	56
			353
United Arab Emirates—0.6%
Abu Dhabi Government International Bond, 2.700%, due 9/2/70		450	273
Uruguay—0.8%
Uruguay Government International Bond, 8.250%, due 5/21/31	UYU	8,000	196
Uruguay Government International Bond, 3.875%, due 7/2/40	UYU	6,189	174
			370
Vietnam—0.4%
Vietnam Government International Bond, 4.800%, due 11/19/24		200	196
Zambia—0.7%
Zambia Government International Bond, 8.500%, due 4/14/24 (a)		200	116
Zambia Government International Bond, 8.970%, due 7/30/27 (a)		400	229
			345
Total Foreign Government Bonds—63.8% (cost $32,848)			30,677

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	87

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Foreign Corporate Bonds—29.3%
Brazil—2.2%
Cosan Luxembourg SA, 7.500%, due 6/27/30 (b)	$200	$198
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	200	197
ERO Copper Corp., 6.500%, due 2/15/30	200	172
Hidrovias International Finance Sarl, 4.950%, due 2/8/31	200	159
Minerva Luxembourg SA, 4.375%, due 3/18/31	200	155
Petrorio Luxembourg Trading Sarl, 6.125%, due 6/9/26	200	190
		1,071
Chile—2.0%
Antofagasta PLC, 2.375%, due 10/14/30	200	162
CAP SA, 3.900%, due 4/27/31	250	180
Empresa Nacional del Petroleo, 5.250%, due 11/6/29	450	434
Inversiones CMPC SA, 3.000%, due 4/6/31	200	164
		940
China—3.3%
Airport Authority, 4.875%, due 1/12/33 (b)	200	204
Bank of East Asia Ltd., 5 year CMT + 5.527%, 5.825%, due 10/21/25 (d)(e)	250	218
China Evergrande Group, 9.500%, due 3/29/24 (a)(c)	300	17
China Hongqiao Group Ltd., 6.250%, due 6/8/24	200	195
China Oil & Gas Group Ltd., 4.700%, due 6/30/26	200	167
ENN Clean Energy International Investment Ltd., 3.375%, due 5/12/26	200	184
Lenovo Group Ltd., 5.875%, due 4/24/25	200	199
Sinochem Offshore Capital Co. Ltd., 2.375%, due 9/23/31	500	399
Yuzhou Group Holdings Co. Ltd., 7.850%, due 8/12/26 (c)	200	11
		1,594
Colombia—0.7%
Canacol Energy Ltd., 5.750%, due 11/24/28 (b)	200	170
SierraCol Energy Andina LLC, 6.000%, due 6/15/28	200	145
		315
Costa Rica—0.4%
Instituto Costarricense de Electricidad, 6.375%, due 5/15/43	250	210

Issuer	Principal Amount		Value

Foreign Corporate Bonds—(continued)
Dominican Republic—0.9%
Aeropuertos Dominicanos Siglo XXI SA, 6.750%, due 3/30/29		$200	$192
Empresa Generadora de Electricidad Haina SA, 5.625%, due 11/8/28 (b)		250	223
			415
Georgia—0.4%
Energo-Pro AS, 8.500%, due 2/4/27		200	189
Guatemala—1.1%
Banco Industrial SA, 5 year CMT + 4.442%, 4.875%, due 1/29/31 (d)(e)		200	184
Energuate Trust, 5.875%, due 5/3/27		200	185
Investment Energy Resources Ltd., 6.250%, due 4/26/29 (b)		200	186
			555
Hungary—0.4%
OTP Bank Nyrt, 5 year CMT + 5.060%, 8.750%, due 5/15/33 (d)(e)		200	200
India—1.5%
Adani Ports & Special Economic Zone Ltd., 3.828%, due 2/2/32		200	150
Continuum Energy Levanter Pte. Ltd., 4.500%, due 2/9/27		186	172
European Bank for Reconstruction & Development, 5.150%, due 2/16/24	INR	20,000	238
Export-Import Bank of India, 2.250%, due 1/13/31		$200	162
			722
Indonesia—3.1%
Bank Mandiri Persero Tbk PT, 2.000%, due 4/19/26		200	180
Medco Laurel Tree Pte. Ltd., 6.950%, due 11/12/28		200	183
Nickel Industries Ltd., 11.250%, due 10/21/28 (b)		200	207
Pertamina Persero PT, 2.300%, due 2/9/31		200	163
Pertamina Persero PT, 3.100%, due 8/27/30		400	349
Pertamina Persero PT, 6.000%, due 5/3/42		200	201
Perusahaan Penerbit SBSN Indonesia III, 4.700%, due 6/6/32 (b)		200	199
			1,482
Kazakhstan—1.3%
KazMunayGas National Co. JSC, 3.500%, due 4/14/33		800	618
Kuwait—0.4%
NBK Tier 1 Ltd., 6 year CMT + 2.875%, 3.625%, due 8/24/26 (d)(e)		200	173

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2023

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Corporate Bonds—(continued)
Malaysia—1.4%
Dua Capital Ltd., 2.780%, due 5/11/31		$550	$473
Petronas Capital Ltd., 4.550%, due 4/21/50		200	185
			658
Mexico—4.9%
Banco Mercantil del Norte SA, 5 year CMT + 4.643%, 5.875%, due 1/24/27 (d)(e)		200	169
Banco Nacional de Comercio Exterior SNC, 5 year CMT + 2.000%, 2.720%, due 8/11/31 (d)(e)		220	182
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, due 4/17/25		200	197
Credito Real SAB de CV SOFOM ER, 5.000%, due 2/1/27 (c)	EUR	200	25
Petroleos Mexicanos, 5.950%, due 1/28/31		$850	619
Petroleos Mexicanos, 7.690%, due 1/23/50		250	169
Petroleos Mexicanos, 6.750%, due 9/21/47		808	505
Petroleos Mexicanos, 6.700%, due 2/16/32		430	326
Petroleos Mexicanos, 6.490%, due 1/23/27		200	178
			2,370
Mongolia—0.4%
Development Bank of Mongolia LLC, 7.250%, due 10/23/23		200	199
Nigeria—0.3%
Access Bank PLC, 6.125%, due 9/21/26		200	168
Panama—0.3%
Telecomunicaciones Digitales SA, 4.500%, due 1/30/30		200	170
Peru—1.1%
Corp. Financiera de Desarrollo SA, 2.400%, due 9/28/27		420	367
InRetail Consumer, 3.250%, due 3/22/28		200	171
			538
Saudi Arabia—0.4%
Gaci First Investment Co., 5.125%, due 2/14/53		200	179
South Africa—0.4%
Stillwater Mining Co., 4.000%, due 11/16/26		200	177
Thailand—0.3%
Bangkok Bank PCL, 5 year CMT + 2.150%, 3.466%, due 9/23/36 (d)(e)		200	163
Trinidad And Tobago—0.9%
Heritage Petroleum Co. Ltd., 9.000%, due 8/12/29 (b)		200	207

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
Trinidad And Tobago—(continued)
Heritage Petroleum Co. Ltd., 9.000%, due 8/12/29	$200	$207
		414
Turkey—0.4%
Turkiye Ihracat Kredi Bankasi AS, 9.375%, due 1/31/26 (b)	200	199
United Arab Emirates—0.4%
MAF Global Securities Ltd., 5 year CMT + 3.539%, 6.375%, due 3/20/26 (d)(e)	200	194
Uzbekistan—0.4%
Ipoteka-Bank ATIB, 5.500%, due 11/19/25	200	184
Total Foreign Corporate Bonds—29.3% (cost $15,183)		14,097

Foreign Municipal Bonds—1.0%
Argentina—1.0%
Provincia de Buenos Aires, 5.250%, due 9/1/37 (a)(b)	50	19
Provincia de Buenos Aires, 4.500%, due 9/1/37 (a)(b)	200	54
Provincia de Buenos Aires, 5.250%, due 9/1/37 (a)	260	99
Provincia de Cordoba, 6.875%, due 12/10/25 (a)	167	125
Provincia del Chubut Argentina, 7.750%, due 7/26/30 (a)	204	170
		467
Total Foreign Municipal Bonds—1.0% (cost $533)		467

Repurchase Agreement
Fixed Income Clearing Corporation, 2.100% dated 06/30/23, due 07/03/23, repurchase price $148, collateralized by U.S. Treasury Note, 1.375%, due 11/15/31, valued at $151	148	148
Total Repurchase Agreement—0.3% (cost $148)		148

U.S. Government—4.4%
U.S. Treasury Bill, 4.510%, due 7/25/23	480	478
U.S. Treasury Bill, 4.966%, due 8/8/23	480	478
U.S. Treasury Bill, 5.024%, due 8/22/23	475	472
U.S. Treasury Bill, 4.970%, due 9/14/23 (f)	475	470
U.S. Treasury Bill, 5.161%, due 10/12/23 (f)	240	236
Total U.S. Government—4.4% (cost $2,134)		2,134
Total Investments in Securities—98.8% (cost $50,846)		47,523
Total Investments—98.8% (cost $50,846)		47,523
Cash and other assets, less liabilities—1.2%		599
Net assets—100.0%		$48,122

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	89

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

(a) Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of June 30, 2023.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default and/or non-income producing.

(d) Security is perpetual in nature and has no stated maturity.

(e) Floating Rate Bond. Rate shown is as of June 30, 2023.

(f) Security, or portion of security, is segregated as collateral to cover initial margin requirements on centrally cleared swaps aggregating a total value of $597 (in thousands).

CMT = Constant Maturity Treasury
EURIBOR = Euro Interbank Offered Rate
SOFR = Secured Overnight Financing Rate

At June 30, 2023, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	89.8%
Euro	4.5%
Dominican Peso	1.1%
Indonesian Rupiah	1.0%
All Other Currencies	3.6%
Total	100.0%

At June 30, 2023, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Sovereign	68.8%
Corporate
Financials	4.6%
Materials	2.8%
Utilities	2.5%
Energy	2.3%
Industrials	1.5%
Consumer Staples	0.7%
Information Technology	0.4%
Communication Services	0.4%
Quasi-Sovereign	14.5%
Sub Sovereign	1.0%
Supranational	0.5%
Total	100.0%

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Sold
9/20/23	British Pound Sterling	Citibank N.A.	3	$3	$3	$—
9/20/23	Euro	Citibank N.A.	1,925	2,096	2,109	(13)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(13)

Centrally Cleared Interest Rate Swaps

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)		Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
1-Day USD SOFR	Receive	3.000%	1Y	June 2062	LCH		$236	$(13)	$—	$13
EUR 6M EURIBOR	Receive	3.250%	1Y	September 2032	LCH	EUR	128	—	(5)	(5)
EUR 6M EURIBOR	Receive	3.000%	1Y	September 2027	LCH	EUR	220	(14)	—	14
EUR 6M EURIBOR	Receive	3.000%	1Y	September 2029	LCH	EUR	402	2	(3)	(5)
EUR 6M EURIBOR	Receive	3.250%	1Y	September 2037	LCH	EUR	766	(3)	(42)	(39)
EUR 6M EURIBOR	Receive	2.750%	1Y	September 2047	LCH	EUR	318	4	(8)	(12)
1-Day USD SOFR	Receive	3.000%	1Y	December 2047	LCH		$1,341	28	83	55
1-Day USD SOFR	Pay	3.250%	1Y	December 2042	LCH		1,930	18	(66)	(84)
1-Day USD SOFR	Pay	3.250%	1Y	December 2027	LCH		3,894	(39)	(148)	(109)
1-Day USD SOFR	Pay	3.250%	1Y	December 2029	LCH		811	(5)	(29)	(24)
1-Day USD SOFR	Pay	3.250%	1Y	December 2032	LCH		637	(14)	(21)	(7)
1-Day USD SOFR	Pay	3.750%	1Y	December 2025	LCH		1,047	2	(26)	(28)
										$(231)

See accompanying Notes to Financial Statements.

90	Semiannual Report	June 30, 2023

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2023 (all dollar amounts in thousands) (unaudited)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Kingdom of Saudi Arabia	Buy	1.000%	3M	June 2026	ICE	$400	$(8)	$(7)	$1
Argentine Republic	Buy	5.000%	3M	December 2023	ICE	200	32	17	(15)
Argentine Republic	Buy	1.000%	3M	December 2025	ICE	500	304	298	(6)
Argentine Republic	Buy	1.000%	3M	June 2027	ICE	250	205	175	(30)
CDX.EM.38-V1 - 5 Year Index	Buy	1.000%	3M	December 2027	ICE	2,900	193	120	(73)
Argentine Republic	Buy	5.000%	3M	June 2033	ICE	250	186	166	(20)
Republic of Colombia	Buy	1.000%	3M	June 2028	ICE	280	22	16	(6)
Republic of South Africa	Buy	1.000%	3M	June 2028	ICE	450	30	31	1
Argentine Republic	Sell	5.000%	3M	December 2031	ICE	500	(293)	(330)	(37)
Argentine Republic	Sell	5.000%	3M	June 2032	ICE	100	(63)	(66)	(3)
Argentine Republic	Sell	5.000%	3M	June 2027	ICE	250	(190)	(157)	33
Republic of Colombia	Sell	1.000%	3M	June 2033	ICE	200	(39)	(33)	6
									$(149)
Total net unrealized appreciation (depreciation) on swaps									$(380)

Currency Legend

BRL Brazilian Real
DOP Dominican Peso
EUR Euro
GBP British Pound Sterling
IDR Indonesian Rupiah
INR Indian Rupee
MXN Mexican Peso
PEN Peruvian Nouveau Sol
USD U.S. Dollar
UYU Uruguayan Peso
ZAR South African Rand

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	91

Statements of Assets and Liabilities

As of June 30, 2023 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$127,338	$1,221,604	$1,533	$149,426
Investments in securities, at value	$231,517	$1,539,496	$1,538	$157,922
Cash	—	—	81	—
Receivable for securities sold	—	—	—	23
Receivable for fund shares sold	60	1,273	—	157
Receivable from Adviser	1	114	11	49
Dividend and interest receivable	67	185	2	68
Total assets	231,645	1,541,068	1,632	158,219
Liabilities
Payable for securities purchased	—	2,052	—	617
Payable for fund shares redeemed	28	555	—	190
Management fee payable	140	742	1	114
Distribution fee payable	6	30	—	—
Other payables and accrued expenses	57	209	15	105
Total liabilities	231	3,588	16	1,026
Net assets	$231,414	$1,537,480	$1,616	$157,193
Capital
Composition of net assets
Paid in capital	$116,286	$1,304,618	$1,664	$162,505
Total distributable earnings (loss)	115,128	232,862	(48)	(5,312)
Net assets	$231,414	$1,537,480	$1,616	$157,193

Class N shares
Net assets	$30,139	$148,508	—	—
Shares outstanding	3,012,444	7,253,245	—	—
Net asset value per share	$10.00	$20.47	—	—
Class I shares
Net assets	$165,355	$1,048,642	$79	$97,470
Shares outstanding	12,922,904	47,761,642	8,194	6,671,585
Net asset value per share	$12.80	$21.96	$9.73	$14.61
Class R6 shares
Net assets	$35,920	$340,330	$1,537	$59,723
Shares outstanding	2,795,741	15,509,189	157,941	4,082,357
Net asset value per share	$12.85	$21.94	$9.73	$14.63

See accompanying Notes to Financial Statements.

92	Semiannual Report	June 30, 2023

Statements of Operations

For the Period Ended June 30, 2023 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Value Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$911	$5,296	$17	$942
Less foreign tax withheld	(6)	—	—	(12)
Interest	27	108	—	26
Total income	932	5,404	17	956
Expenses
Investment advisory fees	775	3,857	5	685
Distribution fees	33	174	—	—
Custodian fees	32	30	28	35
Transfer agent fees	36	89	1	4
Sub-transfer agent fees
Class N	16	79	—	—
Class I	33	523	—	65
Professional fees	22	57	15	18
Registration fees	24	49	15	18
Shareholder reporting fees	5	31	—	1
Trustee fees	10	49	—	6
Other expenses	6	25	1	6
Total expenses before expense limitation	992	4,963	65	838
Expenses waived or reimbursed by the Adviser
Class N	(7)	(80)	—	—
Class I	—	(528)	(3)	(95)
Class R6	—	(71)	(58)	(34)
Total expenses waived or reimbursed by the Adviser	(7)	(679)	(61)	(129)
Net expenses	985	4,284	4	709
Net investment income (loss)	(53)	1,120	13	247
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	7,729	(51,792)	(35)	(3,090)
Total net realized gain (loss)	7,729	(51,792)	(35)	(3,090)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	40,678	344,131	110	14,354
Change in net unrealized appreciation (depreciation)	40,678	344,131	110	14,354
Net increase (decrease) in net assets resulting from operations	$48,354	$293,459	$88	$11,511

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	93

Statements of Changes in Net Assets

For the Period Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Value Fund		Small-Mid Cap Core Fund
	2023	2022	2023	2022	2023	2022 (a)	2023	2022
Operations
Net investment income (loss)	$(53)	$(790)	$1,120	$1,184	$13	$18	$247	$(56)
Net realized gain (loss) on investments, and other assets and liabilities	7,729	7,497	(51,792)	(30,976)	(35)	(34)	(3,090)	(4,236)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	40,678	(104,075)	344,131	(412,476)	110	(105)	14,354	(19,672)
Net increase (decrease) in net assets resulting from operations	48,354	(97,368)	293,459	(442,268)	88	(121)	11,511	(23,964)
Distributions to shareholders
Class N	—	(1,055)	—	(1,004)	—	—	—	—
Class I	—	(4,820)	—	(5,758)	—	(1)	—	—
Class R6	—	(1,050)	—	(2,071)	—	(15)	—	—
Total distributions	—	(6,925)	—	(8,833)	—	(16)	—	—
Capital stock transactions
Proceeds from sale of shares	5,301	36,716	333,251	808,663	73	1,661	17,145	109,055
Shares issued in reinvestment of income dividends and capital gain distributions	—	6,664	—	8,463	—	16	—	—
Less cost of shares redeemed	(11,249)	(95,779)	(162,250)	(399,025)	(52)	(33)	(15,684)	(33,650)
Net increase (decrease) in net assets resulting from capital share transactions	(5,948)	(52,399)	171,001	418,101	21	1,644	1,461	75,405
Increase (decrease) in net assets	42,406	(156,692)	464,460	(33,000)	109	1,507	12,972	51,441
Net assets
Beginning of period	189,008	345,700	1,073,020	1,106,020	1,507	—	144,221	92,780
End of period	$231,414	$189,008	$1,537,480	$1,073,020	$1,616	$1,507	$157,193	$144,221

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2023

Statements of Assets and Liabilities

As of June 30, 2023 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$1,831,659	$584,023	$1,238,967
Investments in securities, at value	$2,122,446	$669,463	$1,249,393
Cash	—	971	—
Receivable for securities sold	—	3,482	856
Receivable for fund shares sold	910	2,728	693
Receivable from Adviser	179	60	10
Dividend and interest receivable	281	123	1,528
Total assets	2,123,816	676,827	1,252,480
Liabilities
Payable for securities purchased	2,849	15,091	1,386
Payable for fund shares redeemed	1,575	221	162
Management fee payable	1,591	493	759
Distribution fee payable	23	25	1
Other payables and accrued expenses	428	83	249
Total liabilities	6,466	15,913	2,557
Net assets	$2,117,350	$660,914	$1,249,923
Capital
Composition of net assets
Paid in capital	$1,791,422	$586,510	$1,217,786
Total distributable earnings (loss)	325,928	74,404	32,137
Net assets	$2,117,350	$660,914	$1,249,923
Class N shares
Net assets	$115,316	$122,611	$2,623
Shares outstanding	4,310,520	4,593,439	92,698
Net asset value per share	$26.75	$26.69	$28.29
Class I shares
Net assets	$1,561,953	$389,181	$783,361
Shares outstanding	53,920,943	12,274,291	27,696,805
Net asset value per share	$28.97	$31.71	$28.28
Class R6 shares
Net assets	$440,081	$149,122	$463,939
Shares outstanding	15,146,168	4,687,626	16,400,124
Net asset value per share	$29.06	$31.81	$28.29

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	95

Statements of Operations

For the Period Ended June 30, 2023 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$7,348	$1,460	$11,243
Less foreign tax withheld	(122)	(47)	(30)
Interest	527	170	254
Total income	7,753	1,583	11,467
Expenses
Investment advisory fees	10,048	3,108	4,677
Distribution fees	140	148	3
Custodian fees	43	37	34
Transfer agent fees	93	47	34
Sub-transfer agent fees
Class N	85	73	1
Class I	1,011	184	499
Professional fees	98	37	83
Registration fees	30	34	27
Shareholder reporting fees	58	21	14
Trustee fees	100	25	59
Other expenses	37	12	22
Total expenses before expense limitation	11,743	3,726	5,453
Expenses waived or reimbursed by the Adviser
Class N	(63)	(46)	—
Class I	(715)	(110)	(123)
Class R6	(28)	(1)	—
Total expenses waived or reimbursed by the Adviser	(806)	(157)	(123)
Net expenses	10,937	3,569	5,330
Net investment income (loss)	(3,184)	(1,986)	6,137
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	41,498	17,708	12,224
Foreign currency transactions	3	1	—
Total net realized gain (loss)	41,501	17,709	12,224
Change in net unrealized appreciation (depreciation) of:
Investments in securities	190,939	46,834	3,985
Change in net unrealized appreciation (depreciation)	190,939	46,834	3,985
Net increase (decrease) in net assets resulting from operations	$229,256	$62,557	$22,346

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2023

Statements of Changes in Net Assets

For the Period Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small Cap Growth Fund		Small Cap Value Fund
	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$(3,184)	$(14,658)	$(1,986)	$(4,622)	$6,137	$10,262
Net realized gain (loss) on investments, and other assets and liabilities	41,501	12,027	17,709	(12,492)	12,224	254,754
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	190,939	(679,120)	46,834	(136,772)	3,985	(425,307)
Net increase (decrease) in net assets resulting from operations	229,256	(681,751)	62,557	(153,886)	22,346	(160,291)
Distributions to shareholders
Class N	—	(3,897)	—	(4,693)	—	(187)
Class I	—	(49,427)	—	(10,353)	—	(54,725)
Class R6	—	(12,748)	—	(3,839)	—	(33,495)
Total distributions	—	(66,072)	—	(18,885)	—	(88,407)
Capital stock transactions
Proceeds from sale of shares	136,323	509,350	135,063	137,373	108,241	229,728
Shares issued in reinvestment of income dividends and capital gain distributions	—	64,751	—	18,519	—	86,757
Less cost of shares redeemed	(260,554)	(862,015)	(66,543)	(163,362)	(94,872)	(922,977)
Net increase (decrease) in net assets resulting from capital share transactions	(124,231)	(287,914)	68,520	(7,470)	13,369	(606,492)
Increase (decrease) in net assets	105,025	(1,035,737)	131,077	(180,241)	35,715	(855,190)
Net assets
Beginning of period	2,012,325	3,048,062	529,837	710,078	1,214,208	2,069,398
End of period	$2,117,350	$2,012,325	$660,914	$529,837	$1,249,923	$1,214,208

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	97

Statements of Assets and Liabilities

As of June 30, 2023 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$65,848	$923,539	$1,127,586	$674,414
Investments in securities, at value	$104,675	$1,136,130	$1,509,743	$896,401
Cash	4	—	77	45
Foreign currency, at value (cost $7; $1,403; $741; $362)	7	1,404	742	363
Receivable for securities sold	—	24,550	15,306	8,755
Receivable for fund shares sold	1	744	1,528	6,139
Receivable from Adviser	18	84	139	44
Dividend and interest receivable	160	2,526	5,826	3,215
Total assets	104,865	1,165,438	1,533,361	914,962
Liabilities
Payable for securities purchased	—	21,876	9,354	5,641
Payable for fund shares redeemed	—	2,519	380	2
Management fee payable	72	795	1,168	692
Distribution fee payable	2	8	63	—
Foreign capital gains tax liability	—	519	959	554
Other payables and accrued expenses	57	220	616	331
Total liabilities	131	25,937	12,540	7,220
Net assets	$104,734	$1,139,501	$1,520,821	$907,742
Capital
Composition of net assets
Paid in capital	$62,427	$1,008,486	$1,118,836	$688,441
Total distributable earnings (loss)	42,307	131,015	401,985	219,301
Net assets	$104,734	$1,139,501	$1,520,821	$907,742

Class N shares
Net assets	$9,753	$37,157	$306,795	—
Shares outstanding	621,665	1,929,788	11,078,384	—
Net asset value per share	$15.69	$19.25	$27.69	—
Class I shares
Net assets	$79,017	$432,772	$1,053,140	—
Shares outstanding	4,990,153	22,272,168	36,773,519	—
Net asset value per share	$15.83	$19.43	$28.64	—
Institutional/Class R6 shares
Net assets	$15,964	$669,572	$160,886	$907,742
Shares outstanding	1,007,503	34,429,193	5,611,707	63,612,124
Net asset value per share	$15.85	$19.45	$28.67	$14.27

See accompanying Notes to Financial Statements.

98	Semiannual Report	June 30, 2023

Statements of Operations

For the Period Ended June 30, 2023 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$642	$11,151	$17,720	$10,625
Less foreign tax withheld	(55)	(1,320)	(1,976)	(1,185)
Interest	24	201	217	148
Total income	611	10,032	15,961	9,588
Expenses
Investment advisory fees	416	4,626	6,939	4,253
Distribution fees	12	46	382	—
Custodian fees	37	85	161	109
Transfer agent fees	5	32	50	18
Sub-transfer agent fees
Class N	5	18	217	—
Class I	28	243	509	—
Professional fees	22	64	91	67
Registration fees	24	53	29	12
Shareholder reporting fees	2	17	37	3
Trustee fees	4	47	70	43
Other expenses	4	21	26	18
Total expenses before expense limitation	559	5,252	8,511	4,523
Expenses waived or reimbursed by the Adviser
Class N	(12)	(19)	(237)	—
Class I	(83)	(261)	(574)	—
Institutional/Class R6	(15)	(189)	(50)	(271)
Total expenses waived or reimbursed by the Adviser	(110)	(469)	(861)	(271)
Net expenses	449	4,783	7,650	4,252
Net investment income (loss)	162	5,249	8,311	5,336
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $— ; $13; $(107); $13)	3,926	(12,240)	9,752	10,518
Foreign currency transactions	(11)	(177)	(275)	(110)
Total net realized gain (loss)	3,915	(12,417)	9,477	10,408
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $(12); $(186); $338; $154)	12,584	124,316	140,845	81,026
Foreign currency translations	2	29	(204)	(17)
Change in net unrealized appreciation (depreciation)	12,586	124,345	140,641	81,009
Net increase (decrease) in net assets resulting from operations	$16,663	$117,177	$158,429	$96,753

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	99

Statements of Changes in Net Assets

For the Period Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$162	$(75)	$5,249	$4,996	$8,311	$11,837	$5,336	$7,223
Net realized gain (loss) on investments, and other assets and liabilities	3,915	707	(12,417)	(68,687)	9,477	62,630	10,408	44,969
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	12,586	(42,397)	124,345	(337,406)	140,641	(671,912)	81,009	(410,590)
Net increase (decrease) in net assets resulting from operations	16,663	(41,765)	117,177	(401,097)	158,429	(597,445)	96,753	(358,398)
Distributions to shareholders
Class N	—	(174)	—	(68)	—	(23,255)	—	—
Class I	—	(1,502)	—	(631)	—	(74,123)	—	—
Institutional/Class R6	—	(296)	—	(1,130)	—	(11,497)	—	(56,236)
Total distributions	—	(1,972)	—	(1,829)	—	(108,875)	—	(56,236)
Capital stock transactions
Proceeds from sale of shares	3,032	14,887	95,335	455,376	76,552	539,922	17,941	142,332
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,954	—	1,814	—	104,297	—	56,157
Less cost of shares redeemed	(6,520)	(25,327)	(77,232)	(356,773)	(148,796)	(626,160)	(115,684)	(156,966)
Net increase (decrease) in net assets resulting from capital share transactions	(3,488)	(8,486)	18,103	100,417	(72,244)	18,059	(97,743)	41,523
Increase (decrease) in net assets	13,175	(52,223)	135,280	(302,509)	86,185	(688,261)	(990)	(373,111)
Net assets
Beginning of period	91,559	143,782	1,004,221	1,306,730	1,434,636	2,122,897	908,732	1,281,843
End of period	$104,734	$91,559	$1,139,501	$1,004,221	$1,520,821	$1,434,636	$907,742	$908,732

See accompanying Notes to Financial Statements.

100	Semiannual Report	June 30, 2023

Statements of Assets and Liabilities

As of June 30, 2023 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Assets
Investments in securities, at cost	$216,004	$279,315	$616,491	$16,617
Investments in securities, at value	$235,221	$302,981	$713,244	$19,041
Foreign currency, at value (cost $522; $318; $334; $3)	522	318	334	3
Receivable for securities sold	107	37	3,174	156
Receivable for fund shares sold	15	124	10,362	—
Receivable from Adviser	—	32	80	21
Dividend and interest receivable	602	1,001	2,762	67
Total assets	236,467	304,493	729,956	19,288
Liabilities
Payable for securities purchased	784	—	1,615	19
Payable for fund shares redeemed	15	1,567	618	—
Payable to custodian	—	1,560	—	—
Management fee payable	198	236	566	15
Distribution fee payable	—	—	3	—
Foreign capital gains tax liability	24	414	3,609	70
Other payables and accrued expenses	112	257	569	54
Total liabilities	1,133	4,034	6,980	158
Net assets	$235,334	$300,459	$722,976	$19,130
Capital
Composition of net assets
Paid in capital	$263,667	$383,540	$737,430	$17,994
Total distributable earnings (loss)	(28,333)	(83,081)	(14,454)	1,136
Net assets	$235,334	$300,459	$722,976	$19,130
Class N shares
Net assets	$1,728	$1,010	$15,159	—
Shares outstanding	148,049	116,427	1,392,544	—
Net asset value per share	$11.67	$8.68	$10.89	—
Class I shares
Net assets	$102,548	$19,309	$193,288	$1,470
Shares outstanding	8,645,799	2,215,765	17,356,032	137,685
Net asset value per share	$11.86	$8.71	$11.14	$10.68
Class R6 shares
Net assets	$131,058	$280,140	$514,529	$17,660
Shares outstanding	10,974,311	32,156,338	45,626,551	1,652,409
Net asset value per share	$11.94	$8.71	$11.28	$10.69

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	101

Statements of Operations

For the Period Ended June 30, 2023 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets ex China Growth Fund
Investment income
Dividends	$3,070	$4,484	$9,623	$217
Less foreign tax withheld	(360)	(467)	(1,103)	(30)
Interest	47	37	103	3
Total income	2,757	4,054	8,623	190
Expenses
Investment advisory fees	1,193	1,541	3,392	80
Distribution fees	2	1	19	—
Custodian fees	69	94	231	71
Transfer agent fees	10	12	38	2
Sub-transfer agent fees
Class N	1	1	9	—
Class I	44	11	104	—
Professional fees	36	40	97	32
Registration fees	24	27	42	6
Shareholder reporting fees	11	4	11	1
Trustee fees	11	17	34	—
Other expenses	7	9	14	1
Total expenses before expense limitation	1,408	1,757	3,991	193
Expenses waived or reimbursed by the Adviser
Class N	—	(1)	(15)	—
Class I	—	(20)	(177)	(8)
Class R6	—	(187)	(337)	(106)
Total expenses waived or reimbursed by the Adviser	—	(208)	(529)	(114)
Net expenses	1,408	1,549	3,462	79
Net investment income (loss)	1,349	2,505	5,161	111
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $456; $(36); $—)	(5,007)	(28,381)	(50,568)	(520)
Foreign currency transactions	(60)	(151)	(390)	(15)
Total net realized gain (loss)	(5,067)	(28,532)	(50,958)	(535)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $(51); $(409); $2,608; $61)	24,085	41,037	80,721	2,514
Foreign currency translations	8	8	8	—
Change in net unrealized appreciation (depreciation)	24,093	41,045	80,729	2,514
Net increase (decrease) in net assets resulting from operations	$20,375	$15,018	$34,932	$2,090

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2023

Statements of Changes in Net Assets

For the Period Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets ex China Growth Fund
	2023	2022	2023	2022	2023	2022	2023	2022(a)
Operations
Net investment income (loss)	$1,349	$908	$2,505	$2,435	$5,161	$3,619	$111	$27
Net realized gain (loss) on investments, and other assets and liabilities	(5,067)	(40,464)	(28,532)	(73,852)	(50,958)	(56,336)	(535)	(827)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	24,093	(93,778)	41,045	(55,424)	80,729	(283,138)	2,514	(160)
Net increase (decrease) in net assets resulting from operations	20,375	(133,334)	15,018	(126,841)	34,932	(335,855)	2,090	(960)
Distributions to shareholders
Class N	—	—	—	(9)	—	(24)	—	—
Class I	—	(202)	—	(289)	—	(278)	—	—
Class R6	—	(406)	—	(3,110)	—	(716)	—	—
Total distributions	—	(608)	—	(3,408)	—	(1,018)	—	—
Capital stock transactions
Proceeds from sale of shares	5,647	43,756	15,197	100,114	130,115	313,584	4,120	19,590
Shares issued in reinvestment of income dividends and capital gain distributions	—	513	—	3,401	—	956	—	—
Less cost of shares redeemed	(25,638)	(58,888)	(81,849)	(94,858)	(112,205)	(349,371)	(113)	(5,597)
Net increase (decrease) in net assets resulting from capital share transactions	(19,991)	(14,619)	(66,652)	8,657	17,910	(34,831)	4,007	13,993
Increase (decrease) in net assets	384	(148,561)	(51,634)	(121,592)	52,842	(371,704)	6,097	13,033
Net assets
Beginning of period	234,950	383,511	352,093	473,685	670,134	1,041,838	13,033	—
End of period	$235,334	$234,950	$300,459	$352,093	$722,976	$670,134	$19,130	$13,033

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	103

Statements of Assets and Liabilities

As of June 30, 2023 (dollar amounts in thousands) (unaudited)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Assets
Investments in securities, at cost	$302,382	$1,635	$50,846
Investments in securities, at value	$366,627	$1,304	$47,523
Cash	—	30	9
Foreign currency, at value (cost $2,338; $1; $— )	2,336	1	—
Receivable for securities sold	1,493	54	—
Receivable for fund shares sold	80	—	33
Receivable from Adviser	65	11	18
Dividend and interest receivable	983	—	859
Total assets	371,584	1,400	48,442
Liabilities
Payable for variation margin on centrally cleared swaps	—	—	13
Payable for securities purchased	3,615	37	243
Payable for fund shares redeemed	73	—	20
Unrealized depreciation on forward foreign currency contracts	—	—	13
Management fee payable	324	1	25
Distribution fee payable	1	—	—
Foreign capital gains tax liability	3,779	—	—
Other payables and accrued expenses	400	25	6
Total liabilities	8,192	63	320
Net assets	$363,392	$1,337	$48,122
Capital
Composition of net assets
Paid in capital	$376,182	$4,213	$61,538
Total distributable earnings (loss)	(12,790)	(2,876)	(13,416)
Net assets	$363,392	$1,337	$48,122

Class N shares
Net assets	$3,514	—	—
Shares outstanding	194,609	—	—
Net asset value per share	$18.06	—	—
Class I shares
Net assets	$124,691	$371	$1,075
Shares outstanding	6,795,574	67,629	142,134
Net asset value per share	$18.35	$5.49	$7.57
Class R6 shares
Net assets	$235,187	$966	$47,047
Shares outstanding	12,780,341	176,541	6,221,347
Net asset value per share	$18.40	$5.47	$7.56

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2023

Statements of Operations

For the Period Ended June 30, 2023 (all amounts in thousands) (unaudited)

	Emerging Markets Small Cap Growth Fund	China Growth Fund	Emerging Markets Debt Fund
Investment income
Dividends	$3,702	$21	$—
Less foreign tax withheld	(425)	(1)	—
Interest	33	—	1,760
Less foreign tax withheld	—	—	(6)
Total income	3,310	20	1,754

Expenses
Investment advisory fees	1,832	9	151
Distribution fees	4	—	—
Custodian fees	213	29	55
Transfer agent fees	26	—	1
Sub-transfer agent fees
Class N	2	—	—
Class I	60	—	—
Professional fees	85	17	30
Registration fees	26	18	18
Shareholder reporting fees	10	—	2
Trustee fees	16	—	2
Other expenses	8	2	7
Total expenses before expense limitation	2,282	75	266
Expenses waived or reimbursed by the Adviser
Class N	(3)	—	—
Class I	(108)	(18)	(3)
Class R6	(143)	(49)	(110)
Total expenses waived or reimbursed by the Adviser	(254)	(67)	(113)
Net expenses	2,028	8	153
Net investment income (loss)	1,282	12	1,601
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $(41); $— ; $2)	(15,267)	(571)	(1,923)
Swaps	—	—	(64)
Forward foreign currency contracts	—	—	(22)
Foreign currency transactions	(249)	(1)	(4)
Total net realized gain (loss)	(15,516)	(572)	(2,013)
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $1,743; $— ; $— )	53,252	278	3,128
Swaps	—	—	(368)
Forward foreign currency contracts	—	—	(7)
Foreign currency translations	9	—	(5)
Change in net unrealized appreciation (depreciation)	53,261	278	2,748
Net increase (decrease) in net assets resulting from operations	$39,027	$(282)	$2,336

See accompanying Notes to Financial Statements.

June 30, 2023	William Blair Funds	105

Statements of Changes in Net Assets

For the Period Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022 (all amounts in thousands)

	Emerging Markets Small Cap Growth Fund		China Growth Fund		Emerging Markets Debt Fund
	2023	2022	2023	2022	2023	2022
Operations
Net investment income (loss)	$1,282	$857	$12	$13	$1,601	$2,779
Net realized gain (loss) on investments, and other assets and liabilities	(15,516)	(56,248)	(572)	(1,957)	(2,013)	(7,193)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	53,261	(81,085)	278	(178)	2,748	(4,510)
Net increase (decrease) in net assets resulting from operations	39,027	(136,476)	(282)	(2,122)	2,336	(8,924)
Distributions to shareholders
Class N	—	(145)	—	—	—	—
Class I	—	(5,030)	—	—	(32)	(75	)(a)
Class R6	—	(9,975)	—	(1)	(1,519)	(3,077	)(a)
Total distributions	—	(15,150)	—	(1)	(1,551)	(3,152)
Capital stock transactions
Proceeds from sale of shares	33,564	121,609	537	420	196	4,347
Shares issued in reinvestment of income dividends and capital gain distributions	—	14,983	—	1	1,552	3,151
Less cost of shares redeemed	(31,872)	(162,701)	(865)	(3,576)	(237)	(1,090)
Net increase (decrease) in net assets resulting from capital share transactions	1,692	(26,109)	(328)	(3,155)	1,511	6,408
Increase (decrease) in net assets	40,719	(177,735)	(610)	(5,278)	2,296	(5,668)
Net assets
Beginning of period	322,673	500,408	1,947	7,225	45,826	51,494
End of period	$363,392	$322,673	$1,337	$1,947	$48,122	$45,826

(a)	Included in the distribution is a tax return of capital in the amount of $1 and $118 (in thousands) for Class I and Class R6, respectively.

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following eighteen funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds Growth Large Cap Growth Mid Cap Value Small-Mid Cap Core Small-Mid Cap Growth Small Cap Growth Small Cap Value	Global Equity Fund
Global Leaders

International Equity Funds
International Leaders
International Growth
Institutional International Growth
International Small Cap Growth
Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets ex China Growth
Emerging Markets Small Cap Growth
China Growth	Emerging Markets Debt Fund Emerging Markets Debt

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Mid Cap Value, Small-Mid Cap Core, Emerging Markets ex China Growth, China Growth and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for all Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting and Distribution Services Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

June 30, 2023	William Blair Funds	107

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Emerging Markets Debt Fund were the rates in effect on June 30, 2023. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

108	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity Funds are declared and paid at least annually. Distributions from net investment income for Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Code, in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

June 30, 2023	William Blair Funds	109

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2023, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$129,624	$104,722	$2,829	$101,893
Large Cap Growth	1,244,881	300,739	6,124	294,615
Mid Cap Value	1,539	153	154	(1)
Small-Mid Cap Core	151,619	18,378	12,075	6,303
Small-Mid Cap Growth	1,869,350	392,538	139,442	253,096
Small Cap Growth	600,901	104,820	36,258	68,562
Small Cap Value	1,243,714	169,918	164,239	5,679
Global Leaders	66,312	39,283	920	38,363
International Leaders	937,676	237,983	39,529	198,454
International Growth	1,136,769	404,149	31,175	372,974
Institutional International Growth	686,721	226,614	16,934	209,680
International Small Cap Growth	218,646	36,765	20,190	16,575
Emerging Markets Leaders	296,973	27,351	21,343	6,008
Emerging Markets Growth	631,412	110,737	28,905	81,832
Emerging Markets ex China Growth	16,737	2,556	252	2,304
Emerging Markets Small Cap Growth	305,968	65,912	5,253	60,659
China Growth	1,783	22	501	(479)
Emerging Markets Debt	51,745	841	5,401	(4,560)

As of December 31, 2022, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2022, and the capital loss carryforwards utilized by the Funds in 2022 (in thousands):

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2022
Large Cap Growth	$18,130	$—	$18,130	$—
Mid Cap Value	32	—	32	—
Small-Mid Cap Core	8,781	—	8,781	—
Small Cap Growth	13,269	—	13,269	—
International Leaders	50,000	10,877	60,877	—
International Small Cap Growth	24,803	16,045	40,848	—
Emerging Markets Leaders	39,679	25,022	64,701	—
Emerging Markets Growth	43,241	—	43,241	—
Emerging Markets ex China Growth	679	—	679	—
Emerging Markets Small Cap Growth	53,252	—	53,252	—
China Growth	1,881	49	1,930	—
Emerging Markets Debt	5,818	805	6,623	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31.

110	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

As of December 31, 2022, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Gobal Leaders	$—	$108
Institutional International Growth	—	4,200
International Small Cap Growth	97	—
Emerging Markets Leaders	86	—
Emerging Markets Small Cap Growth	198	—
Emerging Markets Debt	187	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(g) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

June 30, 2023	William Blair Funds	111

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2023, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset.

Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee to perform fair value determinations for the Funds. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

112	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Forward foreign currency contracts and swaps are valued using pricing inputs observed from actively quoted markets and are categorized within Level 2 of the fair value hierarchy.

June 30, 2023	William Blair Funds	113

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

As of June 30, 2023, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities	Growth	Large Cap Growth	Mid Cap Value	Small-Mid Cap Core
Level 1
Common Stocks	$228,567	$1,530,806	$1,538	$156,233
Level 2
Repurchase Agreements	2,950	8,690	—	1,689
Level 3
None	—	—	—	—
Total investments in securities	$231,517	$1,539,496	$1,538	$157,922

Investments in securities		Small-Mid Cap Growth	Small Cap Growth	Small Cap Value
Level 1
Common Stocks		$2,098,010	$641,078	$1,225,334
Exchange-Traded Funds		—	6,377	—
Level 2
Repurchase Agreements		24,436	22,008	24,059
Level 3
Common Stocks		—	—	—
Rights		—	—	—
Total investments in securities		$2,122,446	$669,463	$1,249,393

Investments in securities	Global Leaders	International Leaders	International Growth	Institutional International Growth
Level 1
Common Stocks	$102,671	$1,100,373	$1,471,202	$868,779
Level 2
Repurchase Agreements	2,004	35,757	38,541	27,622
Level 3
None	—	—	—	—
Total investments in securities	$104,675	$1,136,130	$1,509,743	$896,401

Investments in securities	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets ex China Growth
Level 1
Common Stocks	$229,137	$298,853	$690,275	$18,396
Level 2
Common Stocks	1,162	4,128	17,324	390
Repurchase Agreements	4,922	—	5,645	255
Level 3
None	—	—	—	—
Total investments in securities	$235,221	$302,981	$713,244	$19,041

114	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

Investments in securities	Emerging Markets Small Cap Growth	China Growth	Emerging Markets Debt
Assets
Level 1
Common Stocks	$356,170	$1,304	$—
Level 2
Common Stocks	6,346	—	—
Foreign Corporate Bonds	—	—	14,097
Foreign Government Bonds	—	—	30,677
Foreign Municipal Bonds	—	—	467
Repurchase Agreements	4,111	—	148
U.S. Government	—	—	2,134
Level 3
None	—	—	—
Liabilities
Level 1
None	—	—	—
Level 2
None	—	—	—
Level 3
None	—	—	—
Total investments in securities	$366,627	$1,304	$47,523
Other financial instruments
Assets
Level 1
None	$—	$—	$—
Level 2
Swaps	—	—	123
Level 3
None	—	—	—
Liabilities
Level 1
None	—	—	—
Level 2
Forward Foreign Currency Contracts	—	—	(13)
Swaps	—	—	(503)
Level 3
None	—	—	—
Total other financial instruments	$—	$—	$(393)

See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the Small-Mid Cap Growth and Small Cap Growth Funds were determined in good faith by the Adviser pursuant to the Fund’s Valuation Procedures. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the Small-Mid Cap Growth and Small Cap Growth Funds, respectively.

June 30, 2023	William Blair Funds	115

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Value	0.70%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth[1]	0.94%
Small Cap Growth[2]	0.94%
Small Cap Value	0.75%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $3 billion	0.94%
Next $2 billion	0.90%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Growth:
First $1.875 billion	0.94%
Next $625 million	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	0.94%
Emerging Markets Growth	0.94%
Emerging Markets ex China Growth	0.94%
Emerging Markets Small Cap Growth	1.10%
China Growth	0.94%

1	Prior to May 1, 2023, the Small-Mid Cap Growth Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2023, the management fee paid to the Adviser was reduced to 0.94%.
2	Prior to May 1, 2023, the Small Cap Growth Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2023, the management fee paid to the Adviser was reduced to 0.94%.

116	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2024. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023	Effective May 1, 2023 through April 30, 2024	Effective May 1, 2022 through April 30, 2023
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Value	N/A	N/A	0.75%	0.75%	0.70%	0.70%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth	1.24%	1.35%	0.99%	1.10%	0.94%	1.05%
Small Cap Growth	1.24%	1.50%	0.99%	1.25%	0.94%	1.20%
Small Cap Value	1.15%	1.15%	0.89%	0.89%	0.85%	0.85%
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Institutional International Growth	N/A	N/A	N/A	N/A	0.94%	0.94%
International Small Cap Growth	1.35%	1.55%	1.10%	1.30%	1.05%	1.25%
Emerging Markets Leaders	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets Growth	1.24%	1.24%	0.99%	0.99%	0.94%	0.94%
Emerging Markets ex China Growth	N/A	N/A	0.99%	0.99%[1]	0.94%	0.94%[1]
Emerging Markets Small Cap Growth	1.40%	1.55%	1.15%	1.30%	1.10%	1.25%
China Growth	N/A	N/A	0.99%	0.99%	0.94%	0.94%
Emerging Markets Debt	N/A	N/A	0.70%	0.70%	0.65%	0.65%

1	Effective July 29, 2022 (Commencement of Operations).

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a Fund’s commencement of operations to the extent that such recoupment does not cause the Fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. The total amounts available for recoupment as of June 30, 2023 were as follows (in thousands):

Fund	Available for Recoupment	Expiration of Recoupment
Mid Cap Value	$153	March 16, 2025
Emerging Markets ex China Growth	230	July 29, 2025
China Growth	285	August 27, 2024
Emerging Markets Debt	501	May 25, 2024

June 30, 2023	William Blair Funds	117

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Mid Cap Value, Small-Mid Cap Core, Emerging Markets ex China Growth, China Growth, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the period ended June 30, 2023, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$37,783	$46,038
Large Cap Growth	451,731	274,013
Mid Cap Value	220	248
Small-Mid Cap Core	41,236	37,904
Small-Mid Cap Growth	508,714	604,343
Small Cap Growth	250,363	180,726
Small Cap Value	156,939	137,195
Global Leaders	16,324	20,396
International Leaders	234,286	227,528
International Growth	248,689	355,932
Institutional International Growth	154,156	275,217
International Small Cap Growth	31,655	49,839
Emerging Markets Leaders	59,448	118,456
Emerging Markets Growth	233,651	217,063
Emerging Markets ex China Growth	8,955	5,043
Emerging Markets Small Cap Growth	193,384	190,705
China Growth	608	946
Emerging Markets Debt	25,799	23,112

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments held as of June 30, 2023 as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2023.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Emerging Markets Debt Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Emerging Markets Debt Fund with various counterparties and allow the Emerging Markets Debt Fund to close out and net its total exposure to a counterparty in the event of a default.

118	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

Forward Foreign Currency Contracts

The Global Equity, International Equity and Emerging Markets Debt Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

June 30, 2023	William Blair Funds	119

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2023, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Emerging Markets Debt
Credit	Receivable for variation margin on centrally cleared swaps(1)	$41	Payable for variation margin on centrally cleared swaps(1)	$190
Currency	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts)	13
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	82	Payable for variation margin on centrally cleared swaps(1)	313

(1)	The table above includes cumulative appreciation/(depreciation) on centrally cleared swaps as reported in the Fund’s Portfolio of Investments. Receivable/payable for variation margin on centrally cleared swaps as reported in the Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the period ended June 30, 2023 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Emerging Markets Debt
Credit	Swaps	$ (6)	Swaps	$(158)
Currency	Forward foreign currency contracts	(22)	Forward foreign currency contracts	(7)
Interest rate	Swaps	(58)	Swaps	(210)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at June 30, 2023 (in thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Total	Forward Foreign Currency Contracts	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Emerging Markets Debt
Citibank N.A.	$—	$—	$(13)	$(13)	$(13)	$—	$(13)
	$—	$—	$(13)	$(13)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

120	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2023 (in thousands):

					Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,784	$—	$1,557	$227	189	—	176	13
Large Cap Growth	9,436	—	24,594	(15,158)	522	—	1,343	(821)
Small-Mid Cap Growth	6,058	—	13,448	(7,390)	237	—	527	(290)
Small Cap Growth	4,333	—	8,507	(4,174)	168	—	336	(168)
Small Cap Value	379	—	456	(77)	14	—	16	(2)
Global Leaders	742	—	859	(117)	50	—	56	(6)
International Leaders	2,421	—	5,260	(2,839)	130	—	282	(152)
International Growth	2,917	—	30,173	(27,256)	108	—	1,128	(1,020)
International Small Cap Growth	7	—	60	(53)	1	—	6	(5)
Emerging Markets Leaders	586	—	704	(118)	67	—	83	(16)
Emerging Markets Growth	5,122	—	5,470	(348)	491	—	514	(23)
Emerging Markets Small Cap Growth	443	—	371	72	26	—	21	5

					Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,312	$—	$7,756	$(5,444)	201	—	683	(482)
Large Cap Growth	251,622	—	103,197	148,425	12,983	—	5,268	7,715
Mid Cap Value	—	—	—	—	—	—	—	—
Small-Mid Cap Core	11,372	—	8,352	3,020	783	—	588	195
Small-Mid Cap Growth	101,563	—	219,560	(117,997)	3,681	—	8,026	(4,345)
Small Cap Growth	96,676	—	46,883	49,793	3,184	—	1,547	1,637
Small Cap Value	78,050	—	66,473	11,577	2,727	—	2,380	347
Global Leaders	1,165	—	4,757	(3,592)	78	—	331	(253)
International Leaders	70,916	—	50,777	20,139	3,790	—	2,720	1,070
International Growth	70,205	—	107,777	(37,572)	2,529	—	3,899	(1,370)
International Small Cap Growth	4,549	—	8,874	(4,325)	389	—	764	(375)
Emerging Markets Leaders	1,910	—	13,231	(11,321)	222	—	1,574	(1,352)
Emerging Markets Growth	44,114	—	34,781	9,333	4,022	—	3,198	824
Emerging Markets ex China Growth	1,429	—	89	1,340	145	—	8	137
Emerging Markets Small Cap Growth	19,295	—	16,584	2,711	1,141	—	968	173
China Growth	522	—	578	(56)	88	—	99	(11)
Emerging Markets Debt	124	32	18	138	16	4	2	18

June 30, 2023	William Blair Funds	121

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

							Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,205	$—	$1,936	$(731)	106	—	169	(63)
Large Cap Growth	72,193	—	34,459	37,734	3,641	—	1,732	1,909
Mid Cap Value	73	—	52	21	7	—	5	2
Small-Mid Cap Core	5,773	—	7,332	(1,559)	405	—	512	(107)
Small-Mid Cap Growth	28,702	—	27,546	1,156	1,039	—	984	55
Small Cap Growth	34,054	—	11,153	22,901	1,118	—	367	751
Small Cap Value	29,812	—	27,943	1,869	1,029	—	993	36
Global Leaders	1,125	—	904	221	77	—	62	15
International Leaders	21,998	—	21,195	803	1,161	—	1,117	44
International Growth	3,430	—	10,846	(7,416)	127	—	390	(263)
Institutional International Growth	17,941	—	115,684	(97,743)	1,274	—	8,556	(7,282)
International Small Cap Growth	1,091	—	16,704	(15,613)	94	—	1,424	(1,330)
Emerging Markets Leaders	12,701	—	67,914	(55,213)	1,480	—	7,979	(6,499)
Emerging Markets Growth	80,879	—	71,954	8,925	7,154	—	6,403	751
Emerging Markets ex China Growth	2,691	—	24	2,667	272	—	3	269
Emerging Markets Small Cap Growth	13,826	—	14,917	(1,091)	791	—	882	(91)
China Growth	15	—	287	(272)	2	—	48	(46)
Emerging Markets Debt	72	1,520	219	1,373	8	203	29	182

			Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$5,301	$—	$11,249	$(5,948)	496	—	1,028	(532)
Large Cap Growth	333,251	—	162,250	171,001	17,146	—	8,343	8,803
Mid Cap Value	73	—	52	21	7	—	5	2
Small-Mid Cap Core	17,145	—	15,684	1,461	1,188	—	1,100	88
Small-Mid Cap Growth	136,323	—	260,554	(124,231)	4,957	—	9,537	(4,580)
Small Cap Growth	135,063	—	66,543	68,520	4,470	—	2,250	2,220
Small Cap Value	108,241	—	94,872	13,369	3,770	—	3,389	381
Global Leaders	3,032	—	6,520	(3,488)	205	—	449	(244)
International Leaders	95,335	—	77,232	18,103	5,081	—	4,119	962
International Growth	76,552	—	148,796	(72,244)	2,764	—	5,417	(2,653)
Institutional International Growth	17,941	—	115,684	(97,743)	1,274	—	8,556	(7,282)
International Small Cap Growth	5,647	—	25,638	(19,991)	484	—	2,194	(1,710)
Emerging Markets Leaders	15,197	—	81,849	(66,652)	1,769	—	9,636	(7,867)
Emerging Markets Growth	130,115	—	112,205	17,910	11,667	—	10,115	1,552
Emerging Markets ex China Growth	4,120	—	113	4,007	417	—	11	406
Emerging Markets Small Cap Growth	33,564	—	31,872	1,692	1,958	—	1,871	87
China Growth	537	—	865	(328)	90	—	147	(57)
Emerging Markets Debt	196	1,552	237	1,511	24	207	31	200

122	Semiannual Report	June 30, 2023

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2022 (in thousands):

								Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$3,300	$1,034	$5,457	$(1,123)	306	128	551	(117)
Large Cap Growth	66,244	986	69,880	(2,650)	3,478	59	3,754	(217)
Small-Mid Cap Growth	16,581	3,843	88,421	(67,997)	628	158	3,380	(2,594)
Small Cap Growth	27,063	4,597	53,914	(22,254)	973	190	2,036	(873)
Small Cap Value	438	182	729	(109)	13	7	24	(4)
Global Leaders	224	165	1,635	(1,246)	14	12	113	(87)
International Leaders	18,462	68	15,537	2,993	960	4	827	137
International Growth	156,713	22,957	61,189	118,481	5,684	905	2,302	4,287
International Small Cap Growth	29	—	761	(732)	3	—	64	(61)
Emerging Markets Leaders	3,090	9	3,673	(574)	317	1	371	(53)
Emerging Markets Growth	10,620	20	15,860	(5,220)	873	2	1,296	(421)
Emerging Markets Small Cap Growth	584	145	521	208	27	9	27	9

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,551	$4,580	$86,472	$(70,341)	938	443	7,693	(6,312)
Large Cap Growth	606,323	5,568	281,678	330,213	28,937	313	14,763	14,487
Mid Cap Value(a)	108	1	32	77	11	—	3	8
Small-Mid Cap Core	71,963	—	27,550	44,413	4,695	—	1,985	2,710
Small-Mid Cap Growth	280,513	48,171	693,533	(364,849)	9,846	1,832	25,066	(13,388)
Small Cap Growth	79,330	10,263	90,795	(1,202)	2,593	357	3,045	(95)
Small Cap Value	109,607	53,312	295,065	(132,146)	3,575	1,928	9,693	(4,190)
Global Leaders	4,757	1,493	22,285	(16,035)	315	110	1,638	(1,213)
International Leaders	230,076	617	286,493	(55,800)	12,574	35	15,639	(3,030)
International Growth	293,273	71,737	528,810	(163,800)	10,345	2,738	18,956	(5,873)
International Small Cap Growth	40,252	182	30,096	10,338	3,553	16	2,676	893
Emerging Markets Leaders	26,985	283	27,281	(13)	2,914	34	3,152	(204)
Emerging Markets Growth	190,957	269	130,228	60,998	15,421	25	10,961	4,485
Emerging Markets ex China Growth (b)	10	—	—	10	1	—	—	1
Emerging Markets Small Cap Growth	44,207	4,873	59,722	(10,642)	2,315	292	3,214	(607)
China Growth	12	—	3,449	(3,437)	2	—	503	(501)
Emerging Markets Debt	415	74	708	(219)	49	9	89	(31)

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

June 30, 2023	William Blair Funds	123

Notes to Financial Statements (information as of June 30, 2023 is unaudited)

							Institutional/Class R6
	Dollars						Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,865	$1,050	$3,850	$19,065	2,107	101	352	1,856
Large Cap Growth	136,096	1,909	47,467	90,538	6,978	107	2,430	4,655
Mid Cap Value (a)	1,553	15	1	1,567	154	2	—	156
Small-Mid Cap Core	37,092	—	6,100	30,992	2,713	—	445	2,268
Small-Mid Cap Growth	212,256	12,737	80,061	144,932	8,130	483	2,950	5,663
Small Cap Growth	30,980	3,659	18,653	15,986	1,018	127	604	541
Small Cap Value	119,683	33,263	627,183	(474,237)	3,861	1,203	18,688	(13,624)
Global Leaders	9,906	296	1,407	8,795	782	22	100	704
International Leaders	206,838	1,129	54,743	153,224	9,990	63	3,031	7,022
International Growth	89,936	9,603	36,161	63,378	3,526	366	1,288	2,604
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	3,475	331	28,031	(24,225)	295	30	2,414	(2,089)
Emerging Markets Leaders	70,039	3,109	63,904	9,244	7,781	374	7,384	771
Emerging Markets Growth	112,007	667	203,283	(90,609)	9,621	62	16,080	(6,397)
Emerging Markets ex China Growth (b)	19,580	—	5,597	13,983	1,970	—	587	1,383
Emerging Markets Small Cap Growth	76,818	9,965	102,458	(15,675)	4,023	595	5,344	(726)
China Growth	408	1	127	282	64	—	18	46
Emerging Markets Debt	3,932	3,077	382	6,627	473	398	49	822

				Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$36,716	$6,664	$95,779	$(52,399)	3,351	672	8,596	(4,573)
Large Cap Growth	808,663	8,463	399,025	418,101	39,393	479	20,947	18,925
Mid Cap Value (a)	1,661	16	33	1,644	165	2	3	164
Small-Mid Cap Core	109,055	—	33,650	75,405	7,408	—	2,430	4,978
Small-Mid Cap Growth	509,350	64,751	862,015	(287,914)	18,604	2,473	31,396	(10,319)
Small Cap Growth	137,373	18,519	163,362	(7,470)	4,584	674	5,685	(427)
Small Cap Value	229,728	86,757	922,977	(606,492)	7,449	3,138	28,405	(17,818)
Global Leaders	14,887	1,954	25,327	(8,486)	1,111	144	1,851	(596)
International Leaders	455,376	1,814	356,773	100,417	23,524	102	19,497	4,129
International Growth	539,922	104,297	626,160	18,059	19,555	4,009	22,546	1,018
Institutional International Growth	142,332	56,157	156,966	41,523	10,211	4,307	10,970	3,548
International Small Cap Growth	43,756	513	58,888	(14,619)	3,851	46	5,154	(1,257)
Emerging Markets Leaders	100,114	3,401	94,858	8,657	11,012	409	10,907	514
Emerging Markets Growth	313,584	956	349,371	(34,831)	25,915	89	28,337	(2,333)
Emerging Markets ex China Growth (b)	19,590	—	5,597	13,993	1,971	—	587	1,384
Emerging Markets Small Cap Growth	121,609	14,983	162,701	(26,109)	6,365	896	8,585	(1,324)
China Growth	420	1	3,576	(3,155)	66	—	521	(455)
Emerging Markets Debt	4,347	3,151	1,090	6,408	522	407	138	791

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
(b)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

124	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$7.95	$11.81	$11.15	$9.45	$7.91	$10.27
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.08)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	2.06	(3.44)	2.49	3.43	2.54	0.75
Total from investment operations	2.05	(3.49)	2.41	3.38	2.51	0.71
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.37	1.75	1.68	0.97	3.07
Total distributions	—	0.37	1.75	1.68	0.97	3.07
Net asset value, end of year	$10.00	$7.95	$11.81	$11.15	$9.45	$7.91
Total return (%)*	25.79	(29.65)	22.09	35.97	31.97	5.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.25	1.24	1.21	1.26	1.24	1.22
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.35)	(0.60)	(0.67)	(0.55)	(0.35)	(0.36)
Net investment income (loss), net of waivers and reimbursements	(0.30)	(0.56)	(0.66)	(0.49)	(0.31)	(0.34)
Class N net assets at the end of the year (in thousands)	$30,139	$23,829	$36,807	$35,494	$32,710	$38,370
Portfolio turnover rate (%)*	18	41	30	46	39	46

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.15	$14.91	$13.64	$11.25	$9.25	$11.51
Income (loss) from investment operations:
Net investment income (loss)	(0.00) ^	(0.04)	(0.05)	(0.03)	(0.00)^	(0.01)
Net realized and unrealized gain (loss) on investments	2.65	(4.35)	3.07	4.10	2.97	0.82
Total from investment operations	2.65	(4.39)	3.02	4.07	2.97	0.81
Less distributions from:
Net investment income	—	—	—	—	—	0.00 ^
Net realized gain	—	0.37	1.75	1.68	0.97	3.07
Total distributions	—	0.37	1.75	1.68	0.97	3.07
Net asset value, end of year	$12.80	$10.15	$14.91	$13.64	$11.25	$9.25
Total return (%)*	26.11	(29.52)	22.54	36.35	32.32	5.42
Ratios to average daily net assets (%)**:
Expenses	0.93	0.92	0.89	0.93	0.92	0.91
Net investment income (loss)	(0.02)	(0.29)	(0.35)	(0.23)	(0.03)	(0.06)
Class I net assets at the end of the year (in thousands)	$165,355	$136,051	$293,900	$249,716	$220,660	$187,306
Portfolio turnover rate (%)*	18	41	30	46	39	46

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	125

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2023		2022	2021	2020	2019(a)
Net asset value, beginning of year	$10.19		$14.95	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.02)	(0.04)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	2.66		(4.37)	3.07	4.12	1.17
Total from investment operations	2.66		(4.39)	3.03	4.09	1.17
Less distributions from:
Net investment income	—		—	—	—	—
Net realized gain	—		0.37	1.75	1.68	0.97
Total distributions	—		0.37	1.75	1.68	0.97
Net asset value, end of year	$12.85		$10.19	$14.95	$13.67	$11.26
Total return (%)*	26.10		(29.44)	22.55	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.88		0.87	0.84	0.87	0.88
Net investment income (loss)	0.02		(0.18)	(0.29)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$35,920		$29,128	$14,993	$12,041	$217
Portfolio turnover rate (%)*	18		41	30	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

126	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020		2019		2018
Net asset value, beginning of year	$16.38	$24.49	$20.03	$15.27		$11.99		$13.35
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	(0.03)	(0.07)	0.01		0.00	^	(0.02)
Net realized and unrealized gain (loss) on investments	4.09	(7.96)	5.65	5.52		4.29		0.81
Total from investment operations	4.09	(7.99)	5.58	5.53		4.29		0.79
Less distributions from:
Net investment income	—	—	—	0.00	^	0.01		—
Net realized gain	—	0.12	1.12	0.77		1.00		2.15
Total distributions	—	0.12	1.12	0.77		1.01		2.15
Net asset value, end of year	$20.47	$16.38	$24.49	$20.03		$15.27		$11.99
Total return (%)*	24.97	(32.61)	28.03	36.30		36.00		4.96
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.03	1.05	1.09		1.12		1.21
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90		0.95		1.05
Net investment income (loss), before waivers and reimbursements	(0.17)	(0.28)	(0.46)	(0.15)		(0.14)		(0.33)
Net investment income (loss), net of waivers and reimbursements	(0.06)	(0.15)	(0.31)	0.04		0.03		(0.17)
Class N net assets at the end of the year (in thousands)	$148,508	$132,225	$203,014	$138,152		$65,314		$41,361
Portfolio turnover rate (%)*	21	29	26	35		37		47

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020		2019		2018
Net asset value, beginning of year	$17.54	$26.18	$21.29	$16.19		$12.66		$13.97
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	(0.02)	0.06		0.04		0.01
Net realized and unrealized gain (loss) on investments	4.40	(8.53)	6.03	5.85		4.54		0.85
Total from investment operations	4.42	(8.50)	6.01	5.91		4.58		0.86
Less distributions from:
Net investment income	—	0.02	—	0.04		0.05		0.02
Net realized gain	—	0.12	1.12	0.77		1.00		2.15
Total distributions	—	0.14	1.12	0.81		1.05		2.17
Net asset value, end of year	$21.96	$17.54	$26.18	$21.29		$16.19		$12.66
Total return (%)*	25.20	(32.46)	28.39	36.59		36.35		5.21
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.77	0.79	0.75	0.80		0.81		0.90
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65		0.70		0.80
Net investment income (loss), before waivers and reimbursements	0.07	(0.01)	(0.17)	0.16		0.16		(0.01)
Net investment income (loss), net of waivers and reimbursements	0.19	0.13	(0.07)	0.31		0.27		0.09
Class I net assets at the end of the year (in thousands)	$1,048,642	$702,441	$669,060	$397,370		$236,930		$137,599
Portfolio turnover rate (%)*	21	29	26	35		37		47

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	127

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021		2020	2019(a)
Net asset value, beginning of year	$17.53	$26.16	$21.27		$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	(0.00	)^	0.01	0.04
Net realized and unrealized gain (loss) on investments	4.39	(8.52)	6.01		5.91	2.07
Total from investment operations	4.41	(8.48)	6.01		5.92	2.11
Less distributions from:
Net investment income	—	0.03	0.00	^	0.05	0.06
Net realized gain	—	0.12	1.12		0.77	1.00
Total distributions	—	0.15	1.12		0.82	1.06
Net asset value, end of year	$21.94	$17.53	$26.16		$21.27	$16.17
Total return (%)*	25.16	(32.41)	28.42		36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.65	0.66	0.67		0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60	0.60		0.60	0.60
Net investment income (loss), before waivers and reimbursements	0.19	0.13	(0.08)		(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	0.24	0.19	(0.01)		0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$340,330	$238,354	$233,946		$177,347	$1,590
Portfolio turnover rate (%)*	21	29	26		35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

128	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Mid Cap Value Fund

	Class I
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.12
Net realized and unrealized gain (loss) on investments	0.47	(0.83)
Total from investment operations	0.54	(0.71)
Less distributions from:
Net investment income	—	0.10
Net realized gain	—	—
Total distributions	—	0.10
Net asset value, end of year	$9.73	$9.19
Total return (%)*	5.88	(7.13)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.55	8.52
Expenses, net of waivers and reimbursements	0.75	0.75
Net investment income (loss), before waivers and reimbursements	(6.33)	(6.14)
Net investment income (loss), net of waivers and reimbursements	1.47	1.63
Class I net assets at the end of the year (in thousands)	$79	$76
Portfolio turnover rate (%)*	15	21

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.11
Net realized and unrealized gain (loss) on investments	0.47	(0.82)
Total from investment operations	0.54	(0.71)
Less distributions from:
Net investment income	—	0.10
Net realized gain	—	—
Total distributions	—	0.10
Net asset value, end of year	$9.73	$9.19
Total return (%)*	5.76	(7.01)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.50	8.52
Expenses, net of waivers and reimbursements	0.70	0.70
Net investment income (loss), before waivers and reimbursements	(6.28)	(6.35)
Net investment income (loss), net of waivers and reimbursements	1.52	1.47
Class R6 net assets at the end of the year (in thousands)	$1,537	$1,431
Portfolio turnover rate (%)*	15	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	129

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of year	$13.52	$16.31	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.03)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	1.07	(2.78)	3.46	2.20		0.67
Total from investment operations	1.09	(2.79)	3.43	2.20		0.69
Less distributions from:
Net investment income	—	—	—	—		0.01
Net realized gain	—	—	—	—		—
Total distributions	—	—	—	—		0.01
Net asset value, end of year	$14.61	$13.52	$16.31	$12.88		$10.68
Total return (%)*	8.06	(17.11)	26.63	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.15	1.21	1.25	1.22		3.92
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	0.11	(0.32)	(0.47)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	0.31	(0.06)	(0.17)	0.00		0.74
Class I net assets at the end of the year (in thousands)	$97,470	$87,540	$61,433	$22,958		$1,655
Portfolio turnover rate (%)*	25	50	45	244		12

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020		2019(a)
Net asset value, beginning of year	$13.53	$16.32	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.00 ^	(0.02)	0.01		0.01
Net realized and unrealized gain (loss) on investments	1.08	(2.79)	3.46	2.19		0.68
Total from investment operations	1.10	(2.79)	3.44	2.20		0.69
Less distributions from:
Net investment income	—	—	—	0.00	^	0.01
Net realized gain	—	—	—	—		—
Total distributions	—	—	—	0.00	^	0.01
Net asset value, end of year	$14.63	$13.53	$16.32	$12.88		$10.68
Total return (%)*	8.13	(17.10)	26.71	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.05	1.16	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	0.25	(0.14)	(0.37)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	0.36	0.01	(0.11)	0.06		0.31
Class R6 net assets at the end of the year (in thousands)	$59,723	$56,681	$31,347	$7,087		$4,933
Portfolio turnover rate (%)*	25	50	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

130	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.96	$32.27	$32.96	$25.41	$20.97	$23.36
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.23)	(0.36)	(0.24)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	2.86	(7.22)	2.90	8.37	6.56	(0.25)
Total from investment operations	2.79	(7.45)	2.54	8.13	6.36	(0.43)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.86	3.23	0.58	1.92	1.96
Total distributions	—	0.86	3.23	0.58	1.92	1.96
Net asset value, end of year	$26.75	$23.96	$32.27	$32.96	$25.41	$20.97
Total return (%)*	11.64	(23.11)	8.27	32.04	30.41	(2.29)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.43	1.43	1.43	1.45	1.43	1.44
Expenses, net of waivers and reimbursements	1.31	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.96)	(1.10)	(1.01)	(0.88)	(0.81)
Net investment income (loss), net of waivers and reimbursements	(0.56)	(0.88)	(1.02)	(0.91)	(0.80)	(0.72)
Class N net assets at the end of the year (in thousands)	$115,316	$110,241	$232,166	$314,572	$334,017	$424,865
Portfolio turnover rate (%)*	25	49	38	55	56	46

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.91	$34.72	$35.13	$26.99	$22.12	$24.48
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.18)	(0.29)	(0.19)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	3.10	(7.77)	3.11	8.91	6.93	(0.28)
Total from investment operations	3.06	(7.95)	2.82	8.72	6.79	(0.40)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.86	3.23	0.58	1.92	1.96
Total distributions	—	0.86	3.23	0.58	1.92	1.96
Net asset value, end of year	$28.97	$25.91	$34.72	$35.13	$26.99	$22.12
Total return (%)*	11.81	(22.92)	8.56	32.35	30.77	(2.06)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.16	1.17	1.16	1.17	1.16	1.16
Expenses, net of waivers and reimbursements	1.06	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.41)	(0.70)	(0.83)	(0.73)	(0.59)	(0.53)
Net investment income (loss), net of waivers and reimbursements	(0.31)	(0.63)	(0.77)	(0.66)	(0.53)	(0.47)
Class I net assets at the end of the year (in thousands)	$1,561,953	$1,509,931	$2,487,862	$3,139,290	$2,531,823	$1,979,105
Portfolio turnover rate (%)*	25	49	38	55	56	46

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	131

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$25.99	$34.79	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.15)	(0.26)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	3.11	(7.79)	3.10	8.92	2.26
Total from investment operations	3.07	(7.94)	2.84	8.75	2.17
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	0.86	3.23	0.58	1.92
Total distributions	—	0.86	3.23	0.58	1.92
Net asset value, end of year	$29.06	$25.99	$34.79	$35.18	$27.01
Total return (%)*	11.81	(22.84)	8.60	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.02	1.05	1.03	1.05	1.05
Expenses, net of waivers and reimbursements	1.01	1.05	1.03	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.55)	(0.69)	(0.61)	(0.46)
Net investment income (loss), net of waivers and reimbursements	(0.26)	(0.55)	(0.69)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$440,081	$392,153	$328,034	$123,220	$39,974
Portfolio turnover rate (%)*	25	49	38	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

132	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.01	$31.90	$34.49	$27.75	$23.23	$26.87
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.27)	(0.45)	(0.29)	(0.24)	(0.27)
Net realized and unrealized gain (loss) on investments	2.79	(6.61)	4.56	10.86	5.40	(0.10)
Total from investment operations	2.68	(6.88)	4.11	10.57	5.16	(0.37)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.01	6.70	3.83	0.64	3.27
Total distributions	—	1.01	6.70	3.83	0.64	3.27
Net asset value, end of year	$26.69	$24.01	$31.90	$34.49	$27.75	$23.23
Total return (%)*	11.16	(21.59)	12.91	38.32	22.26	(2.14)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.49	1.55	1.56	1.58	1.54	1.55
Expenses, net of waivers and reimbursements	1.41	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.96)	(1.08)	(1.24)	(1.10)	(0.92)	(0.94)
Net investment income (loss), net of waivers and reimbursements	(0.88)	(1.03)	(1.18)	(1.02)	(0.88)	(0.89)
Class N net assets at the end of the year (in thousands)	$122,611	$114,324	$179,739	$180,635	$180,706	$169,074
Portfolio turnover rate (%)*	31	45	49	71	51	74

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.49	$37.52	$39.36	$31.19	$25.99	$29.61
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.24)	(0.41)	(0.24)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	3.31	(7.78)	5.27	12.24	6.03	(0.14)
Total from investment operations	3.22	(8.02)	4.86	12.00	5.84	(0.35)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.01	6.70	3.83	0.64	3.27
Total distributions	—	1.01	6.70	3.83	0.64	3.27
Net asset value, end of year	$31.71	$28.49	$37.52	$39.36	$31.19	$25.99
Total return (%)*	11.30	(21.39)	13.22	38.68	22.51	(1.88)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.22	1.28	1.25	1.30	1.27	1.25
Expenses, net of waivers and reimbursements	1.16	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.69)	(0.81)	(0.93)	(0.82)	(0.65)	(0.65)
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.78)	(0.93)	(0.77)	(0.63)	(0.65)
Class I net assets at the end of the year (in thousands)	$389,181	$303,016	$402,629	$390,511	$423,881	$410,233
Portfolio turnover rate (%)*	31	45	49	71	51	74

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	133

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$28.57	$37.60	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.21)	(0.37)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	3.33	(7.81)	5.27	12.26	0.95
Total from investment operations	3.24	(8.02)	4.90	12.03	0.84
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	1.01	6.70	3.83	0.64
Total distributions	—	1.01	6.70	3.83	0.64
Net asset value, end of year	$31.81	$28.57	$37.60	$39.40	$31.20
Total return (%)*	11.34	(21.35)	13.31	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.12	1.18	1.16	1.19	1.18
Expenses, net of waivers and reimbursements	1.11	1.18	1.16	1.19	1.18
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.70)	(0.84)	(0.71)	(0.51)
Net investment income (loss), net of waivers and reimbursements	(0.58)	(0.70)	(0.84)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$149,122	$112,497	$127,710	$103,462	$69,950
Portfolio turnover rate (%)*	31	45	49	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

134	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

					Class N
	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,		Period Ended October 31,
	2023	2022	2021(b)		2021(a)
Net asset value, beginning of year	$27.76	$33.63	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.15	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	0.43	(3.98)	1.37		1.29
Total from investment operations	0.53	(3.83)	1.37		1.34
Less distributions from:
Net investment income	—	0.12	—		—
Net realized gain	—	1.92	1.23		—
Total distributions	—	2.04	1.23		—
Net asset value, end of year	$28.29	$27.76	$33.63		$33.49
Total return (%)*	1.91	(11.36)	4.24		4.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.12	1.15	1.26		1.17
Expenses, net of waivers and reimbursements	1.12	1.15	1.15		1.15
Net investment income (loss), before waivers and reimbursements	0.73	0.48		(0.05)	0.51
Net investment income (loss), net of waivers and reimbursements	0.73	0.48	0.06		0.53
Class N net assets at the end of the year (in thousands)	$2,623	$2,648	$3,313		$9,805
Portfolio turnover rate (%)*	11	25	7		35

							Class I
	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,				Years Ended October 31,
	2023	2022	2021(b)	2021	2020	2019	2018
Net asset value, beginning of year	$27.72	$33.58	$33.52	$23.79	$28.84	$31.53	$35.04
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.22	0.03	0.18	0.09	0.18	0.06
Net realized and unrealized gain (loss) on investments	0.43	(3.96)	1.35	12.91	(3.89)	1.59	(1.00)
Total from investment operations	0.56	(3.74)	1.38	13.09	(3.80)	1.77	(0.94)
Less distributions from:
Net investment income	—	0.20	0.09	0.11	0.07	0.15	0.09
Net realized gain	—	1.92	1.23	3.25	1.18	4.31	2.48
Total distributions	—	2.12	1.32	3.36	1.25	4.46	2.57
Net asset value, end of year	$28.28	$27.72	$33.58	$33.52	$23.79	$28.84	$31.53
Total return (%)*	2.02	(11.12)	4.31	55.32	(13.91)	8.60	(3.06)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.92	0.94	0.82	0.86	0.89	0.93	0.93
Expenses, net of waivers and reimbursements	0.89	0.89	0.82	0.86	0.89	0.93	0.93
Net investment income (loss), before waivers and reimbursements	0.92	0.67	0.55	0.52	0.37	0.63	0.16
Net investment income (loss), net of waivers and reimbursements	0.95	0.72	0.55	0.52	0.37	0.63	0.16
Class I net assets at the end of the year (in thousands)	$783,361	$758,104	$1,059,157	$1,143,150	$1,181,409	$908,831	$738,558
Portfolio turnover rate (%)*	11	25	7	35	27	31	31

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

				Class R6
	(unaudited) Period Ended June 30,	Year Ended December 31,	Period Ended December 31,	Period Ended October 31,
	2023	2022	2021(b)	2021(a)
Net asset value, beginning of year	$27.71	$33.58	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.26	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.43	(3.98)	1.35	1.32
Total from investment operations	0.58	(3.72)	1.38	1.38
Less distributions from:
Net investment income	—	0.23	0.10	—
Net realized gain	—	1.92	1.23	—
Total distributions	—	2.15	1.33	—
Net asset value, end of year	$28.29	$27.71	$33.58	$33.53
Total return (%)*	2.09	(11.06)	4.33	4.26
Ratios to average daily net assets (%)**:
Expenses	0.79	0.81	0.78	0.78
Net investment income (loss)	1.04	0.85	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$463,939	$453,456	$1,006,928	$867,272
Portfolio turnover rate (%)*	11	25	7	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.24	$19.17	$17.41	$14.92	$11.47	$14.53
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.04)	(0.11)	(0.06)	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.44	(5.61)	2.96	4.74	3.61	(1.12)
Total from investment operations	2.45	(5.65)	2.85	4.68	3.62	(1.10)
Less distributions from:
Net investment income	—	—	—	—	0.03	—
Net realized gain	—	0.28	1.09	2.19	0.14	1.96
Total distributions	—	0.28	1.09	2.19	0.17	1.96
Net asset value, end of year	$15.69	$13.24	$19.17	$17.41	$14.92	$11.47
Total return (%)*	18.50	(29.49)	16.55	31.50	31.57	(8.23)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.41	1.45	1.38	1.45	1.39	1.47
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.20	1.33
Net investment income (loss), before waivers and reimbursements	(0.16)	(0.60)	(0.79)	(0.67)	(0.10)	(0.01)
Net investment income (loss), net of waivers and reimbursements	0.10	(0.30)	(0.56)	(0.37)	0.09	0.13
Class N net assets at the end of the year (in thousands)	$9,753	$8,317	$13,709	$11,861	$8,910	$7,225
Portfolio turnover rate (%)*	17	15	18	27	27	49

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.35	$19.28	$17.47	$14.93	$11.47	$14.56
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.06)	(0.01)	0.05	0.06
Net realized and unrealized gain (loss) on investments	2.45	(5.63)	2.96	4.74	3.61	(1.13)
Total from investment operations	2.48	(5.64)	2.90	4.73	3.66	(1.07)
Less distributions from:
Net investment income	—	0.01	—	0.00 ^	0.06	0.06
Net realized gain	—	0.28	1.09	2.19	0.14	1.96
Total distributions	—	0.29	1.09	2.19	0.20	2.02
Net asset value, end of year	$15.83	$13.35	$19.28	$17.47	$14.93	$11.47
Total return (%)*	18.58	(29.28)	16.78	31.86	31.96	(8.06)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.12	1.12	1.07	1.12	1.07	1.15
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.95	1.07
Net investment income (loss), before waivers and reimbursements	0.13	(0.27)	(0.49)	(0.31)	0.22	0.31
Net investment income (loss), net of waivers and reimbursements	0.35	(0.05)	(0.32)	(0.09)	0.34	0.39
Class I net assets at the end of the year (in thousands)	$79,017	$69,987	$124,488	$107,375	$114,666	$83,790
Portfolio turnover rate (%)*	17	15	18	27	27	49

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

					Class R6
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.35	$19.30	$17.47	$14.93	$11.47	$14.56
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.05)	0.02	0.06	0.07
Net realized and unrealized gain (loss) on investments	2.47	(5.64)	2.97	4.72	3.61	(1.13)
Total from investment operations	2.50	(5.65)	2.92	4.74	3.67	(1.06)
Less distributions from:
Net investment income	—	0.02	—	0.01	0.07	0.07
Net realized gain	—	0.28	1.09	2.19	0.14	1.96
Total distributions	—	0.30	1.09	2.20	0.21	2.03
Net asset value, end of year	$15.85	$13.35	$19.30	$17.47	$14.93	$11.47
Total return (%)*	18.73	(29.30)	16.90	31.91	32.02	(7.99)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.05	1.05	0.99	1.06	1.01	1.08
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.90	1.00
Net investment income (loss), before waivers and reimbursements	0.21	(0.30)	(0.40)	(0.10)	0.32	0.39
Net investment income (loss), net of waivers and reimbursements	0.41	(0.10)	(0.26)	0.11	0.43	0.47
Class R6 net assets at the end of the year (in thousands)	$15,964	$13,255	$5,585	$2,946	$48,133	$79,685
Portfolio turnover rate (%)*	17	15	18	27	27	49

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.28	$24.28	$22.69	$18.08	$13.80	$16.37
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	(0.12)	(0.04)	0.09	0.13
Net realized and unrealized gain (loss) on investments	1.91	(7.01)	2.35	4.82	4.25	(2.19)
Total from investment operations	1.97	(6.97)	2.23	4.78	4.34	(2.06)
Less distributions from:
Net investment income	—	—	0.00 ^	—	0.06	0.06
Net realized gain	—	0.03	0.64	0.17	—	0.45
Total distributions	—	0.03	0.64	0.17	0.06	0.51
Net asset value, end of year	$19.25	$17.28	$24.28	$22.69	$18.08	$13.80
Total return (%)*	11.40	(28.70)	9.93	26.45	31.46	(12.70)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.25	1.26	1.30	1.31	1.32	1.39
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.18	1.28
Net investment income (loss), before waivers and reimbursements	0.58	0.09	(0.65)	(0.39)	0.44	0.70
Net investment income (loss), net of waivers and reimbursements	0.68	0.20	(0.50)	(0.23)	0.58	0.81
Class N net assets at the end of the year (in thousands)	$37,157	$35,966	$47,234	$19,586	$11,163	$8,715
Portfolio turnover rate (%)*	21	55	18	34	20	33

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.41	$24.41	$22.80	$18.13	$13.84	$16.44
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	(0.06)	(0.00)^	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.93	(7.05)	2.36	4.85	4.27	(2.19)
Total from investment operations	2.02	(6.97)	2.30	4.85	4.39	(2.02)
Less distributions from:
Net investment income	—	—	0.05	0.01	0.10	0.13
Net realized gain	—	0.03	0.64	0.17	—	0.45
Total distributions	—	0.03	0.69	0.18	0.10	0.58
Net asset value, end of year	$19.43	$17.41	$24.41	$22.80	$18.13	$13.84
Total return (%)*	11.60	(28.55)	10.17	26.77	31.76	(12.45)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.03	1.04	0.99	1.01	1.01	1.07
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.93	1.03
Net investment income (loss), before waivers and reimbursements	0.82	0.28	(0.33)	(0.11)	0.64	1.02
Net investment income (loss), net of waivers and reimbursements	0.95	0.42	(0.24)	(0.00)	0.72	1.06
Class I net assets at the end of the year (in thousands)	$432,772	$369,171	$591,500	$393,596	$181,617	$76,382
Portfolio turnover rate (%)*	21	55	18	34	20	33

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

					Class R6
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.42	$24.41	$22.80	$18.12	$13.83	$16.43
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	(0.04)	0.02	0.14	0.18
Net realized and unrealized gain (loss) on investments	1.94	(7.05)	2.35	4.85	4.26	(2.19)
Total from investment operations	2.03	(6.96)	2.31	4.87	4.40	(2.01)
Less distributions from:
Net investment income	—	—	0.06	0.02	0.11	0.14
Net realized gain	—	0.03	0.64	0.17	—	0.45
Total distributions	—	0.03	0.70	0.19	0.11	0.59
Net asset value, end of year	$19.45	$17.42	$24.41	$22.80	$18.12	$13.83
Total return (%)*	11.65	(28.51)	10.22	26.88	31.83	(12.38)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.91	0.92	0.91	0.92	0.93	0.99
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.88	0.95
Net investment income (loss), before waivers and reimbursements	0.93	0.44	(0.24)	0.03	0.80	1.07
Net investment income (loss), net of waivers and reimbursements	0.99	0.51	(0.18)	0.10	0.85	1.11
Class R6 net assets at the end of the year (in thousands)	$669,572	$599,084	$667,996	$687,171	$461,124	$324,902
Portfolio turnover rate (%)*	21	55	18	34	20	33

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.92	$37.57	$38.75	$29.68	$23.04	$30.41
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.11	(0.28)	(0.16)	0.09	0.16
Net realized and unrealized gain (loss) on investments	2.65	(10.78)	3.51	9.55	6.87	(5.56)
Total from investment operations	2.77	(10.67)	3.23	9.39	6.96	(5.40)
Less distributions from:
Net investment income	—	0.02	—	0.06	0.32	0.12
Net realized gain	—	1.96	4.41	0.26	—	1.85
Total distributions	—	1.98	4.41	0.32	0.32	1.97
Net asset value, end of year	$27.69	$24.92	$37.57	$38.75	$29.68	$23.04
Total return (%)*	11.12	(28.51)	8.68	31.64	30.24	(18.00)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.40	1.40	1.46	1.47	1.45	1.46
Expenses, net of waivers and reimbursements	1.24	1.31	1.45	1.45	1.45	1.45
Net investment income (loss), before waivers and reimbursements	0.75	0.30	(0.68)	(0.56)	0.34	0.54
Net investment income (loss), net of waivers and reimbursements	0.91	0.39	(0.67)	(0.54)	0.34	0.55
Class N net assets at the end of the year (in thousands)	$306,795	$301,485	$293,481	$288,976	$494,788	$456,533
Portfolio turnover rate (%)*	17	50	19	27	34	78

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.74	$38.68	$39.65	$30.38	$23.56	$31.13
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.24	(0.15)	(0.08)	0.18	0.26
Net realized and unrealized gain (loss) on investments	2.74	(11.16)	3.59	9.79	7.03	(5.70)
Total from investment operations	2.90	(10.92)	3.44	9.71	7.21	(5.44)
Less distributions from:
Net investment income	—	0.06	—	0.18	0.39	0.28
Net realized gain	—	1.96	4.41	0.26	—	1.85
Total distributions	—	2.02	4.41	0.44	0.39	2.13
Net asset value, end of year	$28.64	$25.74	$38.68	$39.65	$30.38	$23.56
Total return (%)*	11.27	(28.33)	9.01	31.99	30.66	(17.73)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.10	1.12	1.14	1.16	1.14	1.13
Expenses, net of waivers and reimbursements	0.99	1.06	1.14	1.16	1.14	1.13
Net investment income (loss), before waivers and reimbursements	1.07	0.76	(0.36)	(0.24)	0.65	0.86
Net investment income (loss), net of waivers and reimbursements	1.18	0.82	(0.36)	(0.24)	0.65	0.86
Class I net assets at the end of the year (in thousands)	$1,053,140	$981,813	$1,702,775	$1,914,460	$1,552,355	$1,646,811
Portfolio turnover rate (%)*	17	50	19	27	34	78

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

				Class R6
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2023	2022	2021	2020	2019(a)
Net asset value, beginning of year	$25.76	$38.72	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.21	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	2.74	(11.13)	3.58	9.83	3.27
Total from investment operations	2.91	(10.92)	3.47	9.76	3.22
Less distributions from:
Net investment income	—	0.08	—	0.21	0.41
Net realized gain	—	1.96	4.41	0.26	—
Total distributions	—	2.04	4.41	0.47	0.41
Net asset value, end of year	$28.67	$25.76	$38.72	$39.66	$30.37
Total return (%)*	11.30	(28.30)	9.09	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.00	1.03	1.06	1.07	1.06
Expenses, net of waivers and reimbursements	0.94	1.01	1.06	1.07	1.06
Net investment income (loss), before waivers and reimbursements	1.16	0.69	(0.25)	(0.23)	(0.26)
Net investment income (loss), net of waivers and reimbursements	1.22	0.71	(0.25)	(0.23)	(0.26)
Class R6 net assets at the end of the year (in thousands)	$160,886	$151,338	$126,641	$109,214	$61,916
Portfolio turnover rate (%)*	17	50	19	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

				Institutional
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.82	$19.03	$20.37	$17.35	$13.40	$18.08
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	(0.05)	(0.01)	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.37	(5.47)	1.86	5.60	4.00	(3.29)
Total from investment operations	1.45	(5.36)	1.81	5.59	4.12	(3.11)
Less distributions from:
Net investment income	—	0.06	—	0.02	0.17	0.17
Net realized gain	—	0.79	3.15	2.55	—	1.40
Total distributions	—	0.85	3.15	2.57	0.17	1.57
Net asset value, end of year	$14.27	$12.82	$19.03	$20.37	$17.35	$13.40
Total return (%)*	11.31	(28.28)	9.39	32.47	30.75	(17.50)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.00	1.01	1.01	1.00	0.99	0.97
Expenses, net of waivers and reimbursements	0.94	0.98	1.01	1.00	0.99	0.97
Net investment income (loss), before waivers and reimbursements	1.12	0.71	(0.22)	(0.04)	0.77	1.01
Net investment income (loss), net of waivers and reimbursements	1.18	0.74	(0.22)	(0.04)	0.77	1.01
Net assets at the end of the year (in thousands)	$907,742	$908,732	$1,281,843	$1,326,482	$1,892,911	$1,784,435
Portfolio turnover rate (%)*	17	55	19	31	35	82

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

					Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.74	$16.56	$17.45	$13.85	$10.36	$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.00 ^	(0.12)	(0.05)	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.88	(5.82)	1.91	4.01	3.45	(3.78)
Total from investment operations	0.93	(5.82)	1.79	3.96	3.50	(3.74)
Less distributions from:
Net investment income	—	—	—	—	0.01	0.08
Net realized gain	—	—	2.68	0.36	—	1.31
Total distributions	—	—	2.68	0.36	0.01	1.39
Net asset value, end of year	$11.67	$10.74	$16.56	$17.45	$13.85	$10.36
Total return (%)*	8.66	(35.14)	10.87	28.68	33.81	(24.48)
Ratios to average daily net assets (%)**:
Expenses	1.50	1.49	1.46	1.52	1.48	1.48
Net investment income (loss)	0.82	0.04	(0.67)	(0.36)	0.45	0.29
Class N net assets at the end of the year (in thousands)	$1,728	$1,638	$3,540	$3,101	$3,650	$3,440
Portfolio turnover rate (%)*	14	51	52	63	38	88

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.90	$16.80	$17.66	$13.98	$10.45	$15.65
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	(0.07)	(0.01)	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.90	(5.91)	1.93	4.06	3.48	(3.84)
Total from investment operations	0.96	(5.88)	1.86	4.05	3.57	(3.75)
Less distributions from:
Net investment income	—	0.02	0.04	0.01	0.04	0.14
Net realized gain	—	—	2.68	0.36	—	1.31
Total distributions	—	0.02	2.72	0.37	0.04	1.45
Net asset value, end of year	$11.86	$10.90	$16.80	$17.66	$13.98	$10.45
Total return (%)*	8.81	(34.99)	11.17	29.04	34.22	(24.29)
Ratios to average daily net assets (%)**:
Expenses	1.23	1.23	1.19	1.25	1.21	1.18
Net investment income (loss)	1.09	0.28	(0.40)	(0.05)	0.75	0.60
Class I net assets at the end of the year (in thousands)	$102,548	$98,330	$136,573	$145,283	$142,951	$165,451
Portfolio turnover rate (%)*	14	51	52	63	38	88

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

						Class R6
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020		2019	2018
Net asset value, beginning of year	$10.97	$16.91	$17.76	$14.05		$10.50	$15.73
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	(0.06)	0.00	^	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.90	(5.96)	1.95	4.09		3.49	(3.85)
Total from investment operations	0.97	(5.91)	1.89	4.09		3.60	(3.75)
Less distributions from:
Net investment income	—	0.03	0.06	0.02		0.05	0.17
Net realized gain	—	—	2.68	0.36		—	1.31
Total distributions	—	0.03	2.74	0.38		0.05	1.48
Net asset value, end of year	$11.94	$10.97	$16.91	$17.76		$14.05	$10.50
Total return (%)*	8.84	(34.94)	11.27	29.23		34.32	(24.19)
Ratios to average daily net assets (%)**:
Expenses	1.14	1.14	1.10	1.14		1.12	1.08
Net investment income (loss)	1.17	0.38	(0.31)	0.02		0.86	0.67
Class R6 net assets at the end of the year (in thousands)	$131,058	$134,982	$243,398	$188,497		$162,465	$171,833
Portfolio turnover rate (%)*	14	51	52	63		38	88

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.29	$11.33	$13.26	$10.51	$8.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	(0.06)	(0.02)	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.34	(2.98)	(0.98)	2.88	2.28	(1.97)
Total from investment operations	0.39	(2.96)	(1.04)	2.86	2.31	(1.94)
Less distributions from:
Net investment income	—	—	0.01	—	0.04	0.07
Net realized gain	—	0.08	0.88	0.11	0.02	0.79
Total distributions	—	0.08	0.89	0.11	0.06	0.86
Net asset value, end of year	$8.68	$8.29	$11.33	$13.26	$10.51	$8.26
Total return (%)*	4.70	(26.11)	(7.69)	27.23	27.98	(17.73)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.43	1.48	1.56	1.63	1.62	1.60
Expenses, net of waivers and reimbursements	1.24	1.29	1.40	1.40	1.45	1.58
Net investment income (loss), before waivers and reimbursements	0.95	0.05	(0.64)	(0.45)	0.17	0.27
Net investment income (loss), net of waivers and reimbursements	1.14	0.24	(0.48)	(0.22)	0.34	0.29
Class N net assets at the end of the year (in thousands)	$1,010	$1,092	$2,096	$1,803	$1,856	$2,239
Portfolio turnover rate (%)*	18	42	40	47	33	52

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.32	$11.33	$13.28	$10.52	$8.27	$11.09
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	(0.04)	(0.00)^	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.33	(2.99)	(0.98)	2.89	2.29	(1.97)
Total from investment operations	0.39	(2.93)	(1.02)	2.89	2.35	(1.91)
Less distributions from:
Net investment income	—	—	0.05	0.02	0.08	0.12
Net realized gain	—	0.08	0.88	0.11	0.02	0.79
Total distributions	—	0.08	0.93	0.13	0.10	0.91
Net asset value, end of year	$8.71	$8.32	$11.33	$13.28	$10.52	$8.27
Total return (%)*	4.69	(25.84)	(7.48)	27.52	28.36	(17.45)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.15	1.19	1.28	1.33	1.29	1.27
Expenses, net of waivers and reimbursements	0.99	1.05	1.15	1.15	1.20	1.27
Net investment income (loss), before waivers and reimbursements	1.26	0.46	(0.40)	(0.21)	0.53	0.58
Net investment income (loss), net of waivers and reimbursements	1.42	0.60	(0.27)	(0.03)	0.62	0.58
Class I net assets at the end of the year (in thousands)	$19,309	$29,682	$42,750	$62,319	$45,090	$34,786
Portfolio turnover rate (%)*	18	42	40	47	33	52

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

						Class R6
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020		2019	2018
Net asset value, beginning of year	$8.31	$11.32	$13.26	$10.51		$8.26	$11.09
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	(0.02)	0.00	^	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.33	(2.99)	(0.98)	2.89		2.29	(1.98)
Total from investment operations	0.40	(2.93)	(1.00)	2.89		2.35	(1.91)
Less distributions from:
Net investment income	—	—	0.06	0.03		0.08	0.13
Net realized gain	—	0.08	0.88	0.11		0.02	0.79
Total distributions	—	0.08	0.94	0.14		0.10	0.92
Net asset value, end of year	$8.71	$8.31	$11.32	$13.26		$10.51	$8.26
Total return (%)*	4.81	(25.86)	(7.35)	27.50		28.45	(17.46)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.06	1.11	1.20	1.26		1.23	1.20
Expenses, net of waivers and reimbursements	0.94	1.00	1.10	1.10		1.15	1.20
Net investment income (loss), before waivers and reimbursements	1.42	0.50	(0.26)	(0.11)		0.57	0.71
Net investment income (loss), net of waivers and reimbursements	1.54	0.61	(0.16)	0.05		0.65	0.71
Class R6 net assets at the end of the year (in thousands)	$280,140	$321,319	$428,839	$198,015		$191,337	$161,889
Portfolio turnover rate (%)*	18	42	40	47		33	52

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.35	$15.55	$18.42	$13.67	$11.14	$16.20
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02	(0.13)	(0.09)	0.11	0.01
Net realized and unrealized gain (loss) on investments	0.48	(5.20)	0.62	5.60	2.98	(3.49)
Total from investment operations	0.54	(5.18)	0.49	5.51	3.09	(3.48)
Less distributions from:
Net investment income	—	—	—	—	0.16	0.11
Net realized gain	—	0.02	3.36	0.76	0.40	1.47
Total distributions	—	0.02	3.36	0.76	0.56	1.58
Net asset value, end of year	$10.89	$10.35	$15.55	$18.42	$13.67	$11.14
Total return (%)*	5.22	(33.33)	2.97	40.43	27.89	(21.61)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.43	1.50	1.55	1.55	1.51	1.52
Expenses, net of waivers and reimbursements	1.24	1.36	1.55	1.55	1.51	1.52
Net investment income (loss), before waivers and reimbursements	0.99	0.07	(0.65)	(0.60)	0.84	0.09
Net investment income (loss), net of waivers and reimbursements	1.18	0.21	(0.65)	(0.60)	0.84	0.09
Class N net assets at the end of the year (in thousands)	$15,159	$14,664	$28,565	$18,606	$7,804	$7,103
Portfolio turnover rate (%)*	31	92	52	77	79	113

						Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.58	$15.85	$18.66	$13.82	$11.25	$16.36
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	(0.07)	(0.05)	0.14	0.05
Net realized and unrealized gain (loss) on investments	0.48	(5.30)	0.62	5.66	3.02	(3.52)
Total from investment operations	0.56	(5.25)	0.55	5.61	3.16	(3.47)
Less distributions from:
Net investment income	—	—	—	0.01	0.19	0.17
Net realized gain	—	0.02	3.36	0.76	0.40	1.47
Total distributions	—	0.02	3.36	0.77	0.59	1.64
Net asset value, end of year	$11.14	$10.58	$15.85	$18.66	$13.82	$11.25
Total return (%)*	5.29	(33.14)	3.25	40.72	28.29	(21.37)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements.	1.18	1.24	1.27	1.30	1.26	1.27
Expenses, net of waivers and reimbursements	0.99	1.11	1.27	1.30	1.26	1.27
Net investment income (loss), before waivers and reimbursements	1.22	0.32	(0.37)	(0.33)	1.06	0.34
Net investment income (loss), net of waivers and reimbursements	1.41	0.45	(0.37)	(0.33)	1.06	0.34
Class I net assets at the end of the year (in thousands)	$193,288	$174,884	$190,985	$113,697	$73,496	$79,427
Portfolio turnover rate (%)*	31	92	52	77	79	113

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

						Class R6
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.71	$16.04	$18.84	$13.94	$11.35	$16.49
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	(0.05)	(0.03)	0.15	0.07
Net realized and unrealized gain (loss) on investments	0.49	(5.37)	0.63	5.71	3.04	(3.56)
Total from investment operations	0.57	(5.31)	0.58	5.68	3.19	(3.49)
Less distributions from:
Net investment income	—	—	0.02	0.02	0.20	0.18
Net realized gain	—	0.02	3.36	0.76	0.40	1.47
Total distributions	—	0.02	3.38	0.78	0.60	1.65
Net asset value, end of year	$11.28	$10.71	$16.04	$18.84	$13.94	$11.35
Total return (%)*	5.32	(33.13)	3.37	40.90	28.28	(21.29)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.07	1.14	1.17	1.20	1.19	1.19
Expenses, net of waivers and reimbursements	0.94	1.06	1.17	1.20	1.19	1.19
Net investment income (loss), before waivers and reimbursements	1.32	0.41	(0.27)	(0.22)	1.17	0.46
Net investment income (loss), net of waivers and reimbursements	1.45	0.49	(0.27)	(0.22)	1.17	0.46
Class R6 net assets at the end of the year (in thousands)	$514,529	$480,586	$822,288	$1,063,433	$708,892	$654,441
Portfolio turnover rate (%)*	31	92	52	77	79	113

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Emerging Markets ex China Growth Fund

	Class I
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.19	(0.61)
Total from investment operations	1.27	(0.59)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$10.68	$9.41
Total return (%)*	13.50	(5.90)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.34	2.77
Expenses, net of waivers and reimbursements	0.99	0.99
Net investment income (loss), before waivers and reimbursements	0.21	(1.40)
Net investment income (loss), net of waivers and reimbursements	1.56	0.38
Class I net assets at the end of the year (in thousands)	$1,470	$9
Portfolio turnover rate (%)*	30	64

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2023	2022(a)
Net asset value, beginning of year	$9.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.21	(0.60)
Total from investment operations	1.27	(0.58)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Net asset value, end of year	$10.69	$9.42
Total return (%)*	13.48	(5.80)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	2.27	2.78
Expenses, net of waivers and reimbursements	0.94	0.94
Net investment income (loss), before waivers and reimbursements	(0.08)	(1.42)
Net investment income (loss), net of waivers and reimbursements	1.25	0.42
Class R6 net assets at the end of the year (in thousands)	$17,660	$13,024
Portfolio turnover rate (%)*	30	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019		2018
Net asset value, beginning of year	$16.13	$23.52	$22.22	$16.80	$13.96		$18.66
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	(0.20)	(0.06)	0.00	^	(0.02)
Net realized and unrealized gain (loss) on investments	1.89	(6.59)	3.53	5.48	2.84		(4.38)
Total from investment operations	1.93	(6.60)	3.33	5.42	2.84		(4.40)
Less distributions from:
Net investment income	—	—	—	—	—		—
Net realized gain	—	0.79	2.03	—	—		0.30
Total distributions	—	0.79	2.03	—	—		0.30
Net asset value, end of year	$18.06	$16.13	$23.52	$22.22	$16.80		$13.96
Total return (%)*	11.90	(28.12)	15.23	32.26	20.34		(23.57)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.70	1.69	1.60	1.77	1.71		1.70
Expenses, net of waivers and reimbursements	1.50	1.55	1.55	1.55	1.55		1.58
Net investment income (loss), before waivers and reimbursements	0.31	(0.18)	(0.88)	(0.58)	(0.14)		(0.22)
Net investment income (loss), net of waivers and reimbursements	0.51	(0.04)	(0.83)	(0.36)	0.02		(0.10)
Class N net assets at the end of the year (in thousands)	$3,514	$3,069	$4,262	$3,947	$4,025		$8,977
Portfolio turnover rate (%)*	57	101	76	119	142		187

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019		2018
Net asset value, beginning of year	$16.37	$23.79	$22.40	$16.90	$14.03		$18.73
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	(0.14)	(0.02)	0.04		0.03
Net realized and unrealized gain (loss) on investments	1.92	(6.67)	3.56	5.53	2.86		(4.41)
Total from investment operations	1.98	(6.63)	3.42	5.51	2.90		(4.38)
Less distributions from:
Net investment income	—	—	—	0.01	0.03		0.02
Net realized gain	—	0.79	2.03	—	—		0.30
Total distributions	—	0.79	2.03	0.01	0.03		0.32
Net asset value, end of year	$18.35	$16.37	$23.79	$22.40	$16.90		$14.03
Total return (%)*	12.10	(27.93)	15.51	32.60	20.58		(23.31)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.43	1.40	1.31	1.45	1.40		1.38
Expenses, net of waivers and reimbursements	1.25	1.30	1.30	1.30	1.30		1.33
Net investment income (loss), before waivers and reimbursements	0.54	0.11	(0.59)	(0.25)	0.18		0.13
Net investment income (loss), net of waivers and reimbursements	0.72	0.21	(0.58)	(0.10)	0.28		0.18
Class I net assets at the end of the year (in thousands)	$124,691	$108,401	$171,994	$151,302	$142,885		$169,770
Portfolio turnover rate (%)*	57	101	76	119	142		187

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.41	$23.84	$22.44	$16.93	$14.06	$18.76
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	(0.12)	(0.00)^	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.92	(6.69)	3.56	5.53	2.86	(4.41)
Total from investment operations	1.99	(6.64)	3.44	5.53	2.91	(4.36)
Less distributions from:
Net investment income	—	—	0.01	0.02	0.04	0.04
Net realized gain	—	0.79	2.03	—	—	0.30
Total distributions	—	0.79	2.04	0.02	0.04	0.34
Net asset value, end of year	$18.40	$16.41	$23.84	$22.44	$16.93	$14.06
Total return (%)*	12.13	(27.91)	15.58	32.66	20.69	(23.24)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.33	1.31	1.23	1.36	1.33	1.30
Expenses, net of waivers and reimbursements	1.20	1.25	1.23	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.67	0.18	(0.49)	(0.14)	0.27	0.22
Net investment income (loss), net of waivers and reimbursements	0.80	0.24	(0.49)	(0.03)	0.35	0.27
Class R6 net assets at the end of the year (in thousands)	$235,187	$211,203	$324,152	$152,160	$130,711	$98,188
Portfolio turnover rate (%)*	57	101	76	119	142	187

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2023

Financial Highlights — For a share outstanding throughout each period

China Growth Fund

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$6.46	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	(1.01)	(3.11)	(0.42)
Total from investment operations	(0.97)	(3.08)	(0.46)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Net asset value, end of year	$5.49	$6.46	$9.54
Total return (%)*	(15.02)	(32.43)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.29	5.31	4.74
Expenses, net of waivers and reimbursements	0.99	1.01	1.05
Net investment income (loss), before waivers and reimbursements	(5.90)	(3.90)	(4.69)
Net investment income (loss), net of waivers and reimbursements	1.40	0.40	(1.00)
Class I net assets at the end of the year (in thousands)	$371	$509	$5,538
Portfolio turnover rate (%)*	34	36	4

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$6.45	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(1.02)	(3.11)	(0.43)
Total from investment operations	(0.98)	(3.09)	(0.46)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Net asset value, end of year	$5.47	$6.45	$9.54
Total return (%)*	(15.19)	(32.49)	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	8.26	5.27	4.72
Expenses, net of waivers and reimbursements	0.94	0.96	1.00
Net investment income (loss), before waivers and reimbursements	(6.15)	(4.01)	(4.61)
Net investment income (loss), net of waivers and reimbursements	1.17	0.30	(0.89)
Class R6 net assets at the end of the year (in thousands)	$966	$1,438	$1,687
Portfolio turnover rate (%)*	34	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2023	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.13	(2.10)	(0.40)
Total from investment operations	0.38	(1.62)	(0.13)
Less distributions from:
Net investment income	0.25	0.51	0.28
Net realized gain	—	—	—
Return of Capital	—	0.02	—
Total distributions	0.25	0.53	0.28
Net asset value, end of year	$7.57	$7.44	$9.59
Total return (%)*	5.14	(16.93)	(1.39)
Ratios to average daily netassets (%)**:
Expenses, before waivers and reimbursements	1.21	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	6.34	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	6.85	5.97	4.56
Class I net assets at the end of the year (in thousands)	$1,075	$923	$1,484
Portfolio turnover rate (%)*	53	118	72

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2023	2022	2021(a)
Net asset value, beginning of year	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.48	0.28
Net realized and unrealized gain (loss) on investments	0.11	(2.09)	(0.41)
Total from investment operations	0.37	(1.61)	(0.13)
Less distributions from:
Net investment income	0.25	0.52	0.28
Net realized gain	—	—	—
Return of Capital	—	0.02	—
Total distributions	0.25	0.54	0.28
Net asset value, end of year	$7.56	$7.44	$9.59
Total return (%)*	5.16	(16.95)	(1.32)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.13	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	6.41	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	6.89	6.05	4.62
Class R6 net assets at the end of the year (in thousands)	$47,047	$44,903	$50,010
Portfolio turnover rate (%)*	53	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2023

RENEWAL OF THE MANAGEMENT AGREEMENT

On April 26, 2023, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be necessary to evaluate the terms of the Management Agreement. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profitability realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 26, 2023 meeting. In preparation for the review process, the Independent Trustees considered the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe and peer group of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of the services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made a presentation to the Board regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders, and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered the Adviser’s fundamental research approach in actively managed, process-oriented investing. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management oversight, compliance program and the expense limitations proposed for each of the Funds’ share classes. In addition, the Board considered

June 30, 2023	William Blair Funds	155

the nature, quality and extent of the services that the Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the Adviser pays the compensation of all of the officers of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized net total returns of Class I shares of the Funds (except for the Institutional International Growth Fund, which does not have share classes) for the one-, three-, five- and ten-year periods ended December 31, 2022, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. For purposes of this report, Class I shares were used for comparison purposes for all Funds (except for the Institutional International Growth Fund, which does not have share classes) as the Board noted that Class I shares represent the largest percentage of assets in the Trust. In evaluating performance, the Board recognized that the performance data reflects a snapshot of periods as of a particular date and that selecting different performance periods produces different results.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations. The Board considered that the Adviser had managed the Funds consistent with their respective investment strategies. Based on the information provided, the Board considered the following with respect to the total returns of each Fund:

Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one-, three- and five-year periods ended December 31, 2022.

Large Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (Russell 1000® Growth Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2022.

Mid Cap Value Fund. The Board considered that the Fund commenced operations on March 16, 2022, which provided a limited period of time to evaluate investment performance.

Small-Mid Cap Core Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three-year period ended December 31, 2022. The Board also considered that the Fund outperformed the benchmark (Russell 2500™ Index) for the one- and three-year periods ended December 31, 2022.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and five-year periods and below the average of its Morningstar performance peer universe for the three-year period ended December 31, 2022. The Board also considered that the Fund outperformed the benchmark (Russell 2500™ Growth Index) for the one-, three- and five-year periods ended December 31, 2022.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2022. The Board also considered that the Fund outperformed the benchmark (Russell 2000® Growth Index) for the one-, three- and five-year periods ended December 31, 2022.

Small Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2022. The Board also considered that the Fund outperformed the benchmark (Russell 2000® Value Index) for the one-, three- and five-year periods ended December 31, 2022.

Global Leaders Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2022.

156	Semiannual Report	June 30, 2023

International Leaders Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2022.

International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-year period and outperformed the benchmark for three- and five-year periods ended December 31, 2022.

Institutional International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2022.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2022. The Board additionally considered that the Fund’s underperformance for the three-year period was largely attributable to calendar year 2022, when the Fund lagged the return of the benchmark, offsetting positive returns in 2020. The Board further considered that the Fund’s underperformance for the five-year period was largely attributable to calendar years 2018 and 2022, when the Fund lagged the return of the benchmark, offsetting positive returns in 2019 and 2020.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets (net) Index) for the one-, three- and five-year periods ended December 31, 2022. The Board additionally considered that the Fund’s underperformance was largely attributable to calendar years 2021 and 2022, when the Fund lagged the return of the benchmark.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2022.

Emerging Markets ex China Growth Fund. The Board considered that the Fund commenced operations on July 29, 2022, which provided a limited period of time to evaluate investment performance.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2022. The Board also considered that the Fund underperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2022.

China Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (MSCI China All Shares (net) Index) for the one-year period ended December 31, 2022. The Board also considered that the Fund commenced operations on August 27, 2021, which provided a limited period of time to evaluate investment performance.

Emerging Markets Debt Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and above the benchmark (JPM EMBI Global Diversified (unhedged)) for the one-year period ended December 31, 2022. The Board also considered that the Fund commenced operations on May 25, 2021, which provided a limited period of time to evaluate investment performance.

June 30, 2023	William Blair Funds	157

Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of an expense peer group and an expense peer universe of funds provided by Broadridge for Class I shares of the Funds (except for the Institutional International Growth Fund, which does not have share classes). The Broadridge expense peer group for Class I (the “Broadridge Expense Group”) of each Fund other than the Institutional International Growth Fund, and the expense peer group for the Institutional International Growth Fund, consisted of a group of institutional funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer universe for each Fund consisted of the Fund’s Broadridge expense peer group and all other no-load funds with an investment strategy as classified by Broadridge similar to the Fund’s. In considering the Broadridge information and giving effect to the contractual management fee reductions proposed by the Adviser for the Small-Mid Cap Growth Fund and the Small Cap Growth Fund, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Mid Cap Value Fund, the Small Cap Value Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the China Growth Fund and the Emerging Markets Debt Fund were below the average contractual management fees of their respective Broadridge Expense Groups. The Board also noted that the contractual management fees for the Emerging Markets Leaders Fund were equal to the average contractual management fees of its Broadridge Expense Group. The Board further noted that the contractual management fees for the Small-Mid Cap Core Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund and the Emerging Markets ex China Growth Fund were above the average contractual management fees of their respective Broadridge Expense Groups.

The Board noted the current and proposed contractual expense limitations for the share classes of the Funds. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2024 for each share class of the Funds. The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2022.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that certain of the Funds were part of investment strategies that were capacity constrained by the Adviser so that opportunities for economies of scale were limited. The Board further considered that of the Funds that are subject to capacity constraints, the International Small Cap Growth Fund is closed to investors, except as noted in the Fund’s prospectus.

In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place for each Fund and the proposed reductions in management fees and/or improvements in expense limitations for certain Funds and each Fund’s expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.

158	Semiannual Report	June 30, 2023

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2023	William Blair Funds	159

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees (the “Board”) of William Blair Funds previously approved the William Blair Funds Liquidity Risk Management Program Policy (the “Policy”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which sets forth the terms of the William Blair Liquidity Risk Management Program (the “Program”). The Program (through the Policy) seeks to assess, manage and review each Fund’s liquidity risk. For purposes of the Program, the Policy and the Liquidity Rule, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Funds. Among other things, the Liquidity Rule requires that a written report be provided to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board designated the Liquidity Risk Management Committee of William Blair Investment Management, LLC, the Funds’ investment adviser, to be the administrator for the Program (the “Program Administrator”). On February 23, 2023, the Board of Trustees reviewed the Program Administrator’s written report (the “Report”) concerning the operation of the Program and the Policy as well as the adequacy and effectiveness of the Program’s and Policy’s implementation for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). There were no material changes to the Program or to the Policy during the Program Reporting Period.

The Report summarized the operation of the Program and the Policy and the information and factors considered by the Program Administrator in assessing whether the Program and the Policy have been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the classification of each of the Funds’ respective investments into one of four liquidity categories that reflect an estimate of their liquidity under normal and reasonably foreseeable stressed conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and whether an HLIM should be established for any Fund; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule); (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures; and (6) the nature and quality of the services provided by the service provider engaged to assist with determining liquidity classifications for the Funds. Based on this review, the Report concluded that the Program and the Policy meet the requirements of the Liquidity Rule and are operating effectively.

160	Semiannual Report	June 30, 2023

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	19	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016-2020)	19	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	19	Potbelly Sandwich Works (2001 to 2015 and since 2021)(3)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	19	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	Includes directorships of public companies and other registered investment companies held during the past five years.

June 30, 2023	William Blair Funds	161

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years*
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	19	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(5)	19	Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); Green Thumb Industries (2022); LanzaTech Global (since 2023)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	19	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(6)	19	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/ services for media industry) (2016 to 2020); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Ms. Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	On February 9, 2021, Potbelly Corporation (“Potbelly”) entered into a securities purchase agreement with accredited purchasers, pursuant to which Potbelly agreed to issue and sell to the purchasers in a private placement an aggregate of (i) 3,249,668 shares of Potbelly’s common stock, par value $0.01 per share and (ii) warrants to purchase an aggregate of 1,299,861 shares of common stock, for an aggregate purchase price of $15.9 million (the “Offering”). The Offering closed on February 12, 2021. WBC acted as the sole placement agent for the Offering and received fees from Potbelly of approximately $1,025,000.
(4)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $252,000 and $295,000 in 2021 and 2022, respectively, for the services provided. DFS’s revenue was approximately $993 million in 2021 and $834 million in 2022. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(5)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(6)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

162	Semiannual Report	June 30, 2023

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair (2020-2021); NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

James E. Jones, CFA, 1977	Senior Vice President	Since 2019	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs International (1998-2018)

Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair (since 2019); formerly, Associate, William Blair

June 30, 2023	William Blair Funds	163

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Nicholas Zimmerman, CFA, 1980	Senior Vice President	Since 2023	Partner, William Blair (since 2022); formerly, Associate, William Blair

Matthew Fleming, CFA, 1973	Vice President	Since 2022	Associate, William Blair (since 2021); formerly, Investment Counselors of Maryland, LLC (2008-2021)

Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)

Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2023	Associate, William Blair

(1)	The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

164	Semiannual Report	June 30, 2023

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2022 (in thousands):

Fund	Capital Gain Dividend
Growth	$10,688
Large Cap Growth	8,894
Small-Mid Cap Growth	80,594
Small Cap Growth	20,795
Small Cap Value	106,344
Global Leaders	2,469
International Leaders	1,829
International Growth	153,692
Institutional International Growth	57,898
Emerging Markets Leaders	3,408
Emerging Markets Growth	1,018
Emerging Markets Small Cap Growth	16,730

June 30, 2023	William Blair Funds	165

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2023 to June 30, 2023.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

166	Semiannual Report	June 30, 2023

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,257.86	$6.72	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,261.08	$5.21	0.93
Class I-hypothetical 5% return	$1,000.00	$1,045.39	$4.72	0.93
Class R6-actual return	$1,000.00	$1,261.04	$4.93	0.88
Class R6-hypothetical 5% return	$1,000.00	$1,045.64	$4.46	0.88
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,249.69	$5.02	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class I-actual return	$1,000.00	$1,252.00	$3.63	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65
Class R6-actual return	$1,000.00	$1,251.57	$3.35	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Mid Cap Value Fund
Class I-actual return	$1,000.00	$1,058.76	$3.83	0.75
Class I-hypothetical 5% return	$1,000.00	$1,046.28	$3.81	0.75
Class R6-actual return	$1,000.00	$1,057.61	$3.57	0.70
Class R6-hypothetical 5% return	$1,000.00	$1,046.53	$3.55	0.70
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,080.62	$4.90	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
Class R6-actual return	$1,000.00	$1,081.30	$4.64	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,116.44	$6.87	1.31
Class N-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Class I-actual return	$1,000.00	$1,118.10	$5.57	1.06
Class I-hypothetical 5% return	$1,000.00	$1,044.74	$5.37	1.06
Class R6-actual return	$1,000.00	$1,118.12	$5.30	1.01
Class R6-hypothetical 5% return	$1,000.00	$1,044.99	$5.12	1.01
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,111.62	$7.38	1.41
Class N-hypothetical 5% return	$1,000.00	$1,043.01	$7.14	1.41
Class I-actual return	$1,000.00	$1,113.02	$6.08	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Class R6-actual return	$1,000.00	$1,113.41	$5.82	1.11
Class R6-hypothetical 5% return	$1,000.00	$1,044.50	$5.63	1.11
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,019.09	$5.61	1.12
Class N-hypothetical 5% return	$1,000.00	$1,044.45	$5.68	1.12
Class I-actual return	$1,000.00	$1,020.20	$4.46	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.59	$4.51	0.89
Class R6-actual return	$1,000.00	$1,020.93	$3.96	0.79
Class R6-hypothetical 5% return	$1,000.00	$1,046.08	$4.01	0.79
Global Leaders Fund
Class N-actual return	$1,000.00	$1,185.05	$6.23	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class I-actual return	$1,000.00	$1,185.77	$4.88	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class R6-actual return	$1,000.00	$1,187.27	$4.61	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
International Leaders Fund
Class N-actual return	$1,000.00	$1,114.00	$6.03	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class I-actual return	$1,000.00	$1,116.03	$4.72	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class R6-actual return	$1,000.00	$1,116.53	$4.46	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85

June 30, 2023	William Blair Funds	167

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Growth Fund
Class N-actual return	$1,000.00	$1,111.16	$6.49	1.24%
Class N-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Class I-actual return	$1,000.00	$1,112.67	$5.19	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
Class R6-actual return	$1,000.00	$1,112.97	$4.92	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,113.10	$4.92	0.94
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,086.59	$7.76	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,088.07	$6.37	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.90	$6.23	1.23
Class R6-actual return	$1,000.00	$1,088.42	$5.90	1.14
Class R6-hypothetical 5% return	$1,000.00	$1,044.35	$5.78	1.14
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,047.04	$6.29	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Class I-actual return	$1,000.00	$1,046.87	$5.02	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
Class R6-actual return	$1,000.00	$1,048.13	$4.77	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,052.17	$6.31	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Class I-actual return	$1,000.00	$1,052.93	$5.04	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
Class R6-actual return	$1,000.00	$1,053.22	$4.79	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
Emerging Markets ex China Growth Fund
Class I-actual return	$1,000.00	$1,134.96	$5.24	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
Class R6-actual return	$1,000.00	$1,134.82	$4.98	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,119.03	$7.88	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,120.95	$6.57	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class R6-actual return	$1,000.00	$1,121.27	$6.31	1.20
Class R6-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
China Growth Fund
Class I-actual return	$1,000.00	$849.85	$4.54	0.99
Class I-hypothetical 5% return	$1,000.00	$1,045.09	$5.02	0.99
Class R6-actual return	$1,000.00	$848.06	$4.31	0.94
Class R6-hypothetical 5% return	$1,000.00	$1,045.34	$4.77	0.94
Emerging Markets Debt Fund
Class I-actual return	$1,000.00	$1,051.35	$3.56	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.53	$3.55	0.70
Class R6-actual return	$1,000.00	$1,051.65	$3.31	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181 and divided by 365 (to reflect the one-half year period).

168	Semiannual Report	June 30, 2023

BOARD OF TRUSTEES (as of August 24, 2023)
Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Cissie Citardi
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
President and Chief Executive Officer, YMCA of Metropolitan Chicago
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers
Alaina Anderson, CFA, Senior Vice President
Marcelo Assalin, CFA, Senior Vice President
Daniel Crowe, CFA, Senior Vice President
Robert J. Duwa, CFA, Senior Vice President
Simon Fennell, Senior Vice President
David C. Fording, CFA, Senior Vice President
James S. Golan, CFA, Senior Vice President
William V. Heaphy, CFA, Senior Vice President
James E. Jones, CFA, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, CFA, Senior Vice President
D.J. Neiman, CFA, Senior Vice President
Casey K. Preyss, CFA, Senior Vice President
David P. Ricci, CFA, Senior Vice President
Lisa D. Rusch, Senior Vice President
Hugo Scott-Gall, Senior Vice President
Ward D. Sexton, CFA, Senior Vice President
Andrew Siepker, CFA, Senior Vice President
Mark C. Thompson, CFA, Senior Vice President
Vivian Lin Thurston, CFA, Senior Vice President
Dan Zelazny, Senior Vice President
Nicholas Zimmerman, CFA, Senior Vice President
Matthew Fleming, CFA, Vice President
Gary J. Merwitz, Vice President
Marco Ruijer, CFA, Vice President
John M. Raczek, Treasurer
Andrew T. Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Daniel Carey, Chief Legal Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
SS&C GIDS, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137 Kansas City, Missouri 64121-9137

June 30, 2023	William Blair Funds	169

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	EMERGING MARKETS DEBT
Growth Fund	Global Leaders Fund	Emerging Markets Debt Fund
Large Cap Growth Fund
Mid Cap Value Fund	INTERNATIONAL EQUITY
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund
Small Cap Growth Fund	Institutional International Growth Fund
Small Cap Value Fund	International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets ex China Growth Fund
Emerging Markets Small Cap Growth Fund
China Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com		150 North Riverside Plaza Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

Not applicable to this filing.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 24, 2023

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: August 24, 2023